Registration No. 333-________

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U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

THE DREYFUS/LAUREL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on April 25, 2008 pursuant to Rule 488.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

THE DREYFUS/LAUREL FUNDS, INC.

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganizations	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations

Item 5.	Information About the Registrant

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information About the Dreyfus Funds and the BNY Funds; Exhibit A – Comparison of the BNY Funds and the Dreyfus Funds

Item 6.	Information About the Funds Being Acquired

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information About the Dreyfus Funds and the BNY Funds; Exhibit A – Comparison of the BNY Funds and the Dreyfus Funds

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Joint Meeting of Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Registrant, dated March 1, 2008(1)

Item 13.	Additional Information About the Funds Being Acquired	Statement of Additional Information of BNY Hamilton Funds, Inc., dated April 30, 2007(2)

Item 14.	Financial Statements

Annual Reports of BNY Hamilton S&P 500 Index Fund and BNY Hamilton U.S. Bond Market Index Fund, each a series of BNY Hamilton Funds, Inc., dated December 31, 2007(3); Annual Report of Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund, each a series of the Registrant, dated October 31, 2007(4)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant's Registration Statement on Form N-1A, filed February 27, 2008 (File No. 33-16338).
(2)	Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A of BNY Hamilton Funds, Inc., filed April 30, 2007 (File No. 33-47703).
(3)

Incorporated herein by reference to the Annual Reports of BNY Hamilton S&P 500 Index Fund and BNY Hamilton U.S. Bond Market Index Fund, each a series of BNY Hamilton Funds, Inc., filed March 7, 2008 (File No. 811-6654).

(4)

Incorporated herein by reference to the Annual Reports of Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund, each a series of the Registrant, filed December 31, 2007 (File No. 811-5202).

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York

One Wall Street

New York, New York 10286

Dear Shareholder:

As a shareholder of one or more of the BNY Hamilton Funds listed below (each, a "BNY Fund"), you are being asked to vote on an Agreement and Plan of Reorganization for your BNY Fund to allow the BNY Fund to transfer all of its assets in a tax-free reorganization to the corresponding fund in the Dreyfus Family of Funds identified opposite your BNY Fund's name below (each, a "Dreyfus Fund"), in exchange for shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities:

BNY Fund	Dreyfus Fund
BNY Hamilton Large Cap Equity Fund	Dreyfus Premier Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund	Dreyfus Premier Large Cap Growth Fund
BNY Hamilton Large Cap Value Fund	Dreyfus Premier Large Cap Value Fund
BNY Hamilton Global Real Estate Securities Fund	Dreyfus Premier Global Real Estate Securities Fund
BNY Hamilton High Yield Fund	Dreyfus Premier Limited Term High Yield Fund
BNY Hamilton S&P 500 Index Fund	Dreyfus BASIC S&P 500 Stock Index Fund
BNY Hamilton U.S. Bond Market Index Fund	Dreyfus Bond Market Index Fund
BNY Hamilton Enhanced Income Fund	Dreyfus Enhanced Income Fund

If the Agreement and Plan of Reorganization is approved and consummated for your BNY Fund, you would no longer be a shareholder of your BNY Fund, but would become a shareholder of the corresponding Dreyfus Fund, which has the same or a substantially similar investment objective and substantially similar investment management policies as your BNY Fund, as described in the enclosed materials. Each BNY Fund is a series of BNY Hamilton Funds, Inc. (the "BNY Hamilton Funds"). The Bank of New York ("BNY") is each BNY Fund's investment adviser. The Dreyfus Corporation ("Dreyfus") is each Dreyfus Fund's investment adviser.

As you may know, The Bank of New York Company, Inc., BNY's former parent company, and Mellon Financial Corporation, Dreyfus' former parent company, merged in July 2007 to form The Bank of New York Mellon Corporation ("BNY Mellon"). As a result, BNY and Dreyfus became subsidiaries of BNY Mellon and affiliates of each other. Management of BNY Mellon is currently taking steps to integrate certain of the mutual fund investment management activities of these subsidiaries. As part of the integration process, management recommended to the BNY Hamilton Funds' Board that the BNY Funds be consolidated with the corresponding Dreyfus Funds, and that certain other series of the BNY Hamilton Funds be consolidated with certain other funds managed by Dreyfus. Management believes that the reorganizations will permit BNY Fund shareholders to pursue the same investment goals while providing them with access to the additional investment options and shareholder services offered by the Dreyfus Family of Funds. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Dreyfus Funds with a greater opportunity to retain asset size and/or attract additional assets than is currently available to the BNY Funds.

After careful review, the BNY Hamilton Funds' Board of Directors has unanimously approved each BNY Fund's proposed reorganization. The Directors believe that the proposal set forth in the notice of meeting for each BNY Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal for your BNY Fund.

Your vote is extremely important, no matter how large or small your BNY Fund holdings. If you own shares of more than one BNY Fund on the record date for the meeting, please vote each proxy card separately on the proposal for each BNY Fund in which you are a shareholder.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about each proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call [______________].

Sincerely,
Joseph Murphy President BNY Hamilton Funds, Inc.

May 1, 2008

TRANSFER OF THE ASSETS OF

EACH BNY FUND

TO AND IN EXCHANGE FOR SHARES OF

A CORRESPONDING DREYFUS FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Combined Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganizations.

WHAT WILL HAPPEN TO MY BNY FUND INVESTMENT IF THE PROPOSED REORGANIZATION OF THAT FUND IS APPROVED?

You will become a shareholder of the Dreyfus Fund identified opposite your BNY Fund's name below, an open-end investment company advised by Dreyfus, on or about September 12, 2008 (the "Closing Date"), and will no longer be a shareholder of the BNY Fund. You will receive shares of the Dreyfus Fund with a value equal to the value of your investment in the BNY Fund as of the Closing Date. The BNY Funds will then cease operations and will be terminated as series of the BNY Hamilton Funds. The BNY Funds and corresponding Dreyfus Funds are as follows:

BNY Fund	Dreyfus Fund
BNY Hamilton Large Cap Equity Fund	Dreyfus Premier Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund	Dreyfus Premier Large Cap Growth Fund
BNY Hamilton Large Cap Value Fund	Dreyfus Premier Large Cap Value Fund
BNY Hamilton Global Real Estate Securities Fund	Dreyfus Premier Global Real Estate Securities Fund
BNY Hamilton High Yield Fund	Dreyfus Premier Limited Term High Yield Fund
BNY Hamilton S&P 500 Index Fund	Dreyfus BASIC S&P 500 Stock Index Fund
BNY Hamilton U.S. Bond Market Index Fund	Dreyfus Bond Market Index Fund
BNY Hamilton Enhanced Income Fund	Dreyfus Enhanced Income Fund

Shareholders of BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, and BNY Hamilton Global Real Estate Securities Fund will receive Class A shares or Class I shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares, respectively, of such BNY Funds. Shortly after consummation of the applicable reorganization, Class A shares of the corresponding Dreyfus Fund received by such BNY Fund shareholders in the reorganization will be converted to Class I shares of the Dreyfus Fund. Shareholders of BNY Hamilton High Yield Fund will receive Class I shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares of such BNY Fund. Shareholders of BNY Hamilton S&P 500 Index Fund will receive shares without class designation of the corresponding Dreyfus Fund in exchange for their Investor shares or Institutional shares of such BNY Fund. Shareholders of BNY Hamilton U.S. Bond Market Index Fund will receive Investor shares or BASIC shares of the corresponding Dreyfus Fund in exchange for their Investor shares or Institutional shares, respectively, of such BNY Fund. Shareholders of BNY Hamilton Enhanced Income Fund will receive Investor shares or Institutional shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares, respectively, of such BNY Fund. Shortly after consummation of BNY Hamilton Enhanced Income Fund's reorganization, Investor shares of the corresponding Dreyfus Fund received by such BNY Fund shareholders in the reorganization will be converted to Institutional shares of the Dreyfus Fund.

Each of Dreyfus Premier Large Cap Equity Fund, Dreyfus Premier Large Cap Growth Fund, Dreyfus Premier Large Cap Value Fund, Dreyfus Premier Global Real Estate Securities Fund and Dreyfus Enhanced Income Fund (collectively, the "Dreyfus Successor Funds") has been established solely for the purpose of effecting the reorganization of the corresponding BNY Fund, and will carry on the business and inherit the performance and financial records of such BNY Fund. Each of Dreyfus Premier Limited Term High Yield Fund, Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund (collectively, the "Dreyfus Pre-existing Funds") is a pre-existing fund that has more assets and a lower total expense ratio than the corresponding BNY Fund.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATIONS FOR ME?

The reorganizations of the BNY Funds will permit BNY Fund shareholders to pursue the same investment goals in a fund with substantially similar investment management policies and that is part of a larger mutual fund complex—the Dreyfus Family of Funds. The Dreyfus Family of Funds offers shareholders more investment options, including through the exchange privilege, and shareholder privileges than the BNY Hamilton Funds. The Dreyfus Family of Funds consists of approximately 180 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Dreyfus Funds with a greater opportunity to retain asset size and/or attract additional assets than is currently available to the BNY Funds. Over the long-term, if this potential for a larger asset base is realized, it should help reduce the Dreyfus Successor Funds' per share operating expenses and provide the portfolio managers of each Dreyfus Fund with greater flexibility in managing the fund's portfolio. Other potential benefits are described in the enclosed Combined Prospectus/Proxy Statement.

DO THE DREYFUS FUNDS AND CORRESPONDING BNY FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Each Dreyfus Fund and its corresponding BNY Fund have the same or a substantially similar investment objective. In addition, the investment policies, practices and limitations (and the related risks) of each Dreyfus Fund are substantially similar to those of its corresponding BNY Fund. For information regarding the Dreyfus Funds and the corresponding BNY Funds, please refer to the enclosed Combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS?

The reorganizations will not be taxable events for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization of their BNY Fund. A shareholder's tax basis in BNY Fund shares and holding period for tax purposes will carry over to the shareholder's Dreyfus Fund shares. As a condition to the closing of each reorganization, the relevant BNY Fund and the corresponding Dreyfus Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the BNY Fund, the BNY Fund's shareholders, or the Dreyfus Fund as a result of the reorganization. Each BNY Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards, if any) prior to its reorganization, which distribution will be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF A DREYFUS FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF A BNY FUND?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Dreyfus Fund corresponding to your BNY Fund. As part of a large mutual fund complex, the Dreyfus Funds offer their shareholders more investment options for fund exchanges and additional shareholder privileges. The Dreyfus Funds offer Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also may purchase and sell shares of the Dreyfus Funds online through www.dreyfus.com.

WILL THE PROPOSED REORGANIZATIONS RESULT IN HIGHER FUND EXPENSES?

No. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of each Dreyfus Fund for the two-year period after the reorganization of the corresponding BNY Fund, to the extent required so that the total annual operating expenses of the Dreyfus Fund do not exceed the BNY Fund's total annual operating expenses for the applicable class, after current fee waivers and expense reimbursements. In addition, each Dreyfus Pre-existing Fund currently has a lower total expense ratio than the corresponding BNY Fund. For information regarding management, sub-investment advisory, administration, Rule 12b-1 distribution plan and shareholder services plan fees for each Dreyfus Fund and the corresponding BNY Fund, and fee waiver and/or expense reimbursement arrangements, please refer to the enclosed Combined Prospectus/Proxy Statement.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATIONS?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganizations. Shortly after the Closing Date, any Class A shares of a Dreyfus Fund received by BNY Fund shareholders in the applicable reorganization will be converted to Class I shares of the Dreyfus Fund, which are not subject to any sales charge or CDSC. No sales charge or CDSC will be imposed on a subsequent investment in or redemption of shares of the Dreyfus Fund by a former BNY Fund shareholder as long as such shareholder continues to maintain an open account in the Dreyfus Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATIONS?

Dreyfus and/or BNY, and not the BNY Funds or the Dreyfus Funds, will pay the expenses relating to the proposed reorganizations.

HOW DOES THE BNY HAMILTON FUNDS' BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganizations, the investment management policies of, as well as shareholder services offered by, the BNY Funds and corresponding Dreyfus Funds, the expense ratios of the BNY Funds and corresponding Dreyfus Funds, and the relative performance of the BNY Funds and corresponding Dreyfus Pre-existing Funds, the BNY Hamilton Funds' Board of Directors believes that reorganizing each BNY Fund into a corresponding Dreyfus Fund is in the best interests of each BNY Fund and its shareholders. Therefore, the Board of Directors recommends that you vote FOR your BNY Fund's reorganization.

In reaching this conclusion, the BNY Hamilton Funds' Board of Directors considered the following factors:

•

With respect to each Dreyfus Successor Fund, continuity of portfolio management, because the respective portfolio managers of the corresponding BNY Fund also will serve as the portfolio managers for the Dreyfus Successor Fund;

•

With respect to each Dreyfus Pre-existing Fund, permitting the corresponding BNY Fund shareholders to pursue the same investment goals in a substantially larger fund that has a lower total expense ratio than the BNY Fund;

•	Dreyfus' experience and resources in managing mutual funds;
•

A greater potential to retain asset size and/or attract additional assets, which, in the long-term, should help reduce the Dreyfus Successor Funds' per share operating expenses and provide the portfolio managers of each Dreyfus Fund with greater flexibility in managing the fund's portfolio;

•	Dreyfus' commitment to limit for two years after each BNY Fund's reorganization the total annual operating expenses of the corresponding Dreyfus Fund; and
•	The exchange privileges and other services offered to shareholders of the Dreyfus Funds.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Combined Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. It is essential that shareholders who own shares in more than one BNY Fund complete, date, sign and return each proxy card they receive. Thank you in advance for your vote.

BNY HAMILTON FUNDS, INC.

BNY HAMILTON LARGE CAP EQUITY FUND

BNY HAMILTON LARGE CAP GROWTH FUND

BNY HAMILTON LARGE CAP VALUE FUND

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

BNY HAMILTON HIGH YIELD FUND

BNY HAMILTON S&P 500 INDEX FUND

BNY HAMILTON U.S. BOND MARKET INDEX FUND

BNY HAMILTON ENHANCED INCOME FUND

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Joint Meeting of Shareholders of each series (collectively, the "BNY Funds") of BNY Hamilton Funds, Inc. (the "BNY Hamilton Funds") listed above will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor East, New York, New York 10166, on Wednesday, July 16, 2008, at 10:00 a.m., for the following purposes:

1.

With respect to each BNY Fund, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the BNY Fund to the corresponding Dreyfus fund identified opposite the BNY Fund's name below (each, a "Dreyfus Fund"), in exchange for shares of the Dreyfus Fund having an aggregate net asset value equal to the value of the BNY Fund's net assets and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities (the "Reorganization"):

BNY Fund	Dreyfus Fund
BNY Hamilton Large Cap Equity Fund	Dreyfus Premier Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund	Dreyfus Premier Large Cap Growth Fund
BNY Hamilton Large Cap Value Fund	Dreyfus Premier Large Cap Value Fund
BNY Hamilton Global Real Estate Securities Fund	Dreyfus Premier Global Real Estate Securities Fund
BNY Hamilton High Yield Fund	Dreyfus Premier Limited Term High Yield Fund
BNY Hamilton S&P 500 Index Fund	Dreyfus BASIC S&P 500 Stock Index Fund
BNY Hamilton U.S. Bond Market Index Fund	Dreyfus Bond Market Index Fund
BNY Hamilton Enhanced Income Fund	Dreyfus Enhanced Income Fund

Shares of the corresponding Dreyfus Fund received by the BNY Fund in the Reorganization will be distributed by the BNY Fund to holders of its shares in liquidation of the BNY Fund, after which the BNY Fund will cease operations and will be terminated as a series of the BNY Hamilton Funds; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on April 14, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Jennifer English Secretary

New York, New York

May 1, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A BNY FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF BNY FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE BNY FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE BNY FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

BNY HAMILTON LARGE CAP EQUITY FUND

BNY HAMILTON LARGE CAP GROWTH FUND

BNY HAMILTON LARGE CAP VALUE FUND

BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND

BNY HAMILTON HIGH YIELD FUND

BNY HAMILTON S&P 500 INDEX FUND

BNY HAMILTON U.S. BOND MARKET INDEX FUND

BNY HAMILTON ENHANCED INCOMEFUND

(EACH, A SERIES OF BNY HAMILTON FUNDS, INC.)

TO AND IN EXCHANGE FOR SHARES OF

CORRESPONDING FUNDS IN

THE DREYFUS FAMILY OF FUNDS

COMBINED PROSPECTUS/PROXY STATEMENT

APRIL __, 2008

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JULY 16, 2008

This Combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of BNY Hamilton Funds, Inc. (the "BNY Hamilton Funds"), on behalf of each series of the BNY Hamilton Funds listed above (each, a "BNY Fund"), to be used at the Special Joint Meeting of Shareholders of the BNY Funds (the "Meeting") to be held on Wednesday, July 16, 2008, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor East, New York, New York 10166, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. Shareholders of record at the close of business on April 14, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that each BNY Fund transfer all of its assets to a corresponding fund in the Dreyfus Family of Funds identified opposite the BNY Fund's name below (each, a "Dreyfus Fund"), in exchange for shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities, all as more fully described in this Combined Prospectus/Proxy Statement (each, a "Reorganization"):

BNY Fund	Dreyfus Fund
BNY Hamilton Large Cap Equity Fund	Dreyfus Premier Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund	Dreyfus Premier Large Cap Growth Fund
BNY Hamilton Large Cap Value Fund	Dreyfus Premier Large Cap Value Fund
BNY Hamilton Global Real Estate Securities Fund	Dreyfus Premier Global Real Estate Securities Fund
BNY Hamilton High Yield Fund	Dreyfus Premier Limited Term High Yield Fund
BNY Hamilton S&P 500 Index Fund	Dreyfus BASIC S&P 500 Stock Index Fund
BNY Hamilton U.S. Bond Market Index Fund	Dreyfus Bond Market Index Fund
BNY Hamilton Enhanced Income Fund	Dreyfus Enhanced Income Fund

Upon consummation of the applicable Reorganization, the Dreyfus Fund shares received by the corresponding BNY Fund will be distributed to the BNY Fund's shareholders, with each shareholder receiving a pro rata distribution of the Dreyfus Fund's shares (or fractions thereof) for BNY Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of shares (or fractions thereof) of the corresponding Dreyfus Fund equal in value to the aggregate net asset value of the shareholder's shares as of the date of the Reorganization.

This Combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the respective Dreyfus Fund that BNY Fund shareholders should know before voting on the proposal or investing in the Dreyfus Fund.

A Statement of Additional Information ("SAI") dated April __, 2008, relating to this Combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Combined Prospectus/Proxy Statement by reference, and other information regarding the Dreyfus Funds and the BNY Funds. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Dreyfus Funds at their offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Dreyfus Funds and the BNY Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in a Dreyfus Fund, as in a BNY Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Dreyfus Funds' shares or passed upon the accuracy or adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The BNY Funds and the Dreyfus Funds are open-end management investment companies. Each Dreyfus Fund and its corresponding BNY Fund have the same or a substantially similar investment objective. In addition, the investment policies, practices and limitations (and the related risks) of each Dreyfus Fund are substantially similar to those of its corresponding BNY Fund. Each of Dreyfus Premier Large Cap Equity Fund, Dreyfus Premier Large Cap Growth Fund, Dreyfus Premier Large Cap Value Fund, Dreyfus Premier Global Real Estate Securities Fund and Dreyfus Enhanced Income Fund (collectively, the "Dreyfus Successor Funds") has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization of the corresponding BNY Fund, and will carry on the business and inherit the performance and financial records of such BNY Fund. Each of Dreyfus Premier Limited Term High Yield Fund, Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund (collectively, the "Dreyfus Pre-existing Funds") is a pre-existing fund that has its own investment operations and performance record. The Bank of New York ("BNY") is each BNY Fund's investment adviser and Dreyfus is each Dreyfus Fund's investment adviser. Dreyfus and BNY are wholly-owned subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon") and affiliates of each other. Each Dreyfus Successor Fund is a series of Dreyfus Premier Investment Funds, Inc. (the "Dreyfus Successor Company"), Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund are series of The Dreyfus/Laurel Funds, Inc. (the "Dreyfus/Laurel Company"), and Dreyfus Premier Limited Term High Yield Fund is a series of The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Trust"). A comparison of each BNY Fund and corresponding Dreyfus Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.

Each Dreyfus Pre-existing Fund's most recent Prospectus and Annual Report (including its audited financial statements for the Dreyfus Pre-existing Fund's most recent fiscal year) accompany this Combined Prospectus/Proxy Statement that is being provided to shareholders of the corresponding BNY Fund. Each Dreyfus Pre-existing Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Combined Prospectus/Proxy Statement by reference. Each Dreyfus Successor Fund's current Prospectus accompanies this Combined Prospectus/Proxy Statement that is being provided to shareholders of the corresponding BNY Fund, and is incorporated into this Combined Prospectus/Proxy Statement by reference. For a free copy of a BNY Fund's most recent Prospectus, and its Annual Report for the fiscal year ended December 31, 2007, please call your financial adviser, or call 1-800-426-9363, visit www.bnyhamilton.com, or write to the BNY Funds at their offices located at 3435 Stelzer Road, Columbus, Ohio 43219, Attention: BNY Hamilton Funds, Inc.

With respect to each BNY Fund, shareholders are entitled to one vote for each BNY Fund share held and fractional votes for each fractional BNY Fund share held. Holders of the relevant BNY Fund's Class A shares and Institutional shares or Investor shares and Institutional shares, as the case may be, will vote together on the proposal. BNY Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any BNY Fund shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the relevant proposal. It is essential that shareholders who own shares in more than one BNY Fund complete, date, sign and return each proxy card they receive.

If the proposed Reorganization is approved by one or more BNY Funds, and not approved by the other BNY Funds, the Reorganization will be implemented only for each BNY Fund that approved the Reorganization.

Proxy materials will be mailed to shareholders of record on or about May 5, 2008.

TABLE OF CONTENTS

Summary
Reasons for the Reorganizations
Information about the Reorganizations
Additional Information about the Dreyfus Funds and the BNY Funds
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Comparison of the BNY Funds and the Dreyfus Funds	A-1
Exhibit B: Form of Agreement and Plan of Reorganization	B-1
Exhibit C: Description of the Dreyfus Funds' Board Members	C-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF EACH BNY FUND TO A CORRESPONDING DREYFUS FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, each Dreyfus Fund's Prospectus, each BNY Fund's Prospectus and the Form of Agreement and Plan of Reorganization (the "Plan") attached to this Combined Prospectus/Proxy Statement as Exhibit B.

Proposed Transaction. The BNY Hamilton Funds' Board, including the members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the BNY Funds or the Dreyfus Funds ("Independent Directors"), has unanimously approved each Plan for the respective BNY Fund. The Plan for each BNY Fund provides that, subject to the requisite approval of the BNY Fund's shareholders, on the date of the Reorganization the BNY Fund will assign, transfer and convey to the corresponding Dreyfus Fund all of the assets of the BNY Fund, including all securities and cash, in exchange for shares of the Dreyfus Fund having an aggregate net asset value equal to the value of the BNY Fund's net assets, and the Dreyfus Fund will assume the BNY Fund's stated liabilities. Each BNY Fund will distribute all Dreyfus Fund shares received by the BNY Fund among its shareholders so that holders of the BNY Fund's shares will receive a pro ratadistribution of the corresponding Dreyfus Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's BNY Fund shares as of the date of the Reorganization. Thereafter, each BNY Fund will cease operations and will be terminated as a series of the BNY Hamilton Funds.

As a result of the Reorganizations, each BNY Fund shareholder will cease to be a shareholder of the BNY Fund and will become a shareholder of the corresponding Dreyfus Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganizations. No sales charge or CDSC will be imposed on a subsequent investment in or redemption of shares of the Dreyfus Fund by a former BNY Fund shareholder as long as such shareholder continues to maintain an open account in the Dreyfus Fund.

Shareholders of BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, and BNY Hamilton Global Real Estate Securities Fund will receive Class A shares or Class I shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares, respectively, of such BNY Funds. Shortly after consummation of the applicable Reorganization, Class A shares of the corresponding Dreyfus Fund received by such BNY Fund shareholders in the Reorganization will be converted to Class I shares of the Dreyfus Fund. Shareholders of BNY Hamilton High Yield Fund will receive Class I shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares of such BNY Fund. Shareholders of BNY Hamilton S&P 500 Index Fund will receive shares without class designation of the corresponding Dreyfus Fund in exchange for their Investor shares or Institutional shares of such BNY Fund. Shareholders of BNY Hamilton U.S. Bond Market Index Fund will receive Investor shares or BASIC shares of the corresponding Dreyfus Fund in exchange for their Investor shares or Institutional shares, respectively, of such BNY Fund. Shareholders of BNY Hamilton Enhanced Income Fund will receive Investor shares or Institutional shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares, respectively, of such BNY Fund. Shortly after consummation of BNY Hamilton Enhanced Income Fund's Reorganization, Investor shares of the corresponding Dreyfus Fund received by such BNY Fund shareholders in the Reorganization will be converted to Institutional shares of the Dreyfus Fund.

Reasons for the Reorganizations. As a result of the merger of their respective former parent companies, BNY and Dreyfus became subsidiaries of BNY Mellon and affiliates of each other. Management of BNY Mellon is currently taking steps to integrate certain of the mutual fund investment management activities of these subsidiaries. As part of the integration process, management recommended to the BNY Hamilton Funds' Board of Directors that each BNY Fund be consolidated with the corresponding Dreyfus Fund. Management believes that the Reorganizations will permit BNY Fund shareholders to pursue the same investment goals while providing them with access to the additional investment options, including through the exchange privilege, and shareholder services offered by the Dreyfus Family of Funds.

With respect to each BNY Fund, the BNY Hamilton Funds' Board has unanimously concluded that the Reorganization is in the best interests of the BNY Fund and its shareholders and the interests of the BNY Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganizations."

Tax Consequences. As a condition to the closing of each Reorganization, the relevant BNY Fund and the corresponding Dreyfus Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the BNY Fund, the BNY Fund's shareholders, or the Dreyfus Fund as a result of the Reorganization. Each Dreyfus Successor Fund will carry on the business and inherit the performance and financial records of the corresponding BNY Fund. With respect to each Dreyfus Pre-existing Fund, certain tax attributes of the corresponding BNY Fund will carry over to the Dreyfus Pre-existing Fund. See "Information about the Reorganizations—Federal Income Tax Consequences."

Comparison of the Dreyfus Funds and the BNY Funds. The following discussion summarizes certain aspects of the Dreyfus Funds and the BNY Funds. A description of each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. Information contained in this Combined Prospectus/Proxy Statement is qualified by the more complete information set forth in the Dreyfus Funds' Prospectuses and Statements of Additional Information and the BNY Funds' Prospectuses and Statement of Additional Information, which are incorporated herein by reference.

Goal/Approach. Each Dreyfus Fund and corresponding BNY Fund have the same or a substantially similar investment objective and substantially similar investment management policies and restrictions. A description of the "Goal/Approach" for each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. See also "Goal/Approach" in the relevant Dreyfus Fund's Prospectus and "Principal Investment Strategies" in the relevant BNY Fund's Prospectuses and "Description of the Company and Funds" in the Dreyfus Fund's Statement of Additional Information and "Investment Objectives and Policies" in the BNY Fund's Statement of Additional Information for a more complete description of investment policies.

Main Risks. Because each Dreyfus Fund and corresponding BNY Fund have the same or a substantially similar investment objective and substantially similar investment management policies and restrictions, the principal risks associated with an investment in the Dreyfus Fund and the corresponding BNY Fund are substantially similar. An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in a Dreyfus Fund, as in a BNY Fund, involves certain risks, including the possible loss of principal. A description of the "Main Risks" for each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. See also "Main Risks" in the relevant Dreyfus Fund's Prospectus and "Main Investment Risks" in the relevant BNY Fund's Prospectuses and "Description of the Company and Funds" in the Dreyfus Fund's Statement of Additional Information and "Investment Objectives and Policies" in the BNY Fund's Statement of Additional Information for a more complete description of investment risks.

Past Performance. Performance information for each Dreyfus Pre-existing Fund and corresponding BNY Fund is presented in Exhibit A to this Combined Prospectus/Proxy Statement. Performance information for the Dreyfus Successor Funds is not presented because the Dreyfus Successor Funds have not yet commenced operations. As accounting successor to the relevant BNY Fund, each Dreyfus Successor Fund will assume the corresponding BNY Fund's historical performance after the Reorganization and, therefore, such BNY Fund's performance is presented in Exhibit A.

Investment Advisers. The investment adviser for each Dreyfus Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $276 billion in approximately 180 mutual fund portfolios. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The investment adviser for each BNY Fund is BNY, located at One Wall Street, New York, New York 10286. BNY, a wholly-owned subsidiary of BNY Mellon, is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. In addition to managing the BNY Funds' investments, BNY also provides certain related administrative services to the BNY Funds. BNY also serves as investment adviser to other series of the BNY Hamilton Funds. Dreyfus and BNY are affiliates of each other.

With respect to Dreyfus Premier Global Real Estate Securities Fund, Dreyfus has engaged its affiliate, Urdang Securities Management, Inc. ("Urdang"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, to serve as Dreyfus Premier Global Real Estate Securities Fund's sub-investment adviser. Urdang, subject to Dreyfus' supervision and approval, will provide investment advisory assistance and research and the day-to-day management of Dreyfus Premier Global Real Estate Securities Fund's investments. BNY also has engaged Urdang to serve as sub-investment adviser for BNY Hamilton Global Real Estate Securities Fund and to provide investment advisory assistance and research and the day-to-day management of such fund's investments. Urdang, a wholly-owned subsidiary of BNY Mellon, has advised institutional clients since 1987 and had assets under management in excess of $2 billion, as of December 31, 2007.

Primary Portfolio Managers. A description of the primary portfolio managers for each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.

Sales Charges. The schedules of sales loads imposed at the time of purchase of Class A shares of the BNY Funds are generally lower than the sales loads imposed on the purchase of Class A shares of the corresponding Dreyfus Fund, as applicable. In addition, such Dreyfus Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. There are no sales charges imposed on Institutional shares or Investor shares of the BNY Funds and shares of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund or Dreyfus Enhanced Income Fund or Class I shares of the other Dreyfus Funds. No sales charge or CDSC will be imposed at the time of the Reorganizations. Shortly after the consummation of the respective Reorganization, any Class A shares of a Dreyfus Fund received by BNY Fund shareholders in the Reorganization will be converted to Class I shares of the Dreyfus Fund. Any subsequent investments in the Dreyfus Fund by such former BNY Fund shareholders may be made in Class I shares at net asset value. No sales charge or CDSC will be imposed on a subsequent investment in or redemption of shares of the Dreyfus Fund by a former BNY Fund shareholder as long as such shareholder continues to maintain an open account in the Dreyfus Fund. See in the relevant Dreyfus Fund's Prospectus "Shareholder Guide" for a discussion of the Dreyfus Fund's sales charges and CDSC and in the BNY Funds' Prospectuses "Distribution Arrangements/Sales Charges" for a discussion of BNY Fund sales charges.

Management Fees and Other Expenses. A description of the management fees and other expenses payable by each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of each Dreyfus Fund for the two-year period after the Reorganization of the corresponding BNY Fund, to the extent required so that the total annual operating expenses of the applicable class of the Dreyfus Fund do not exceed the total annual operating expenses of the corresponding class of the relevant BNY Fund, after current fee waivers and/or expense reimbursements. With respect to those Dreyfus Funds offering Class A shares, this two-year fee waiver/expense reimbursement arrangement applies only to the Dreyfus Fund's Class I shares (which have lower expenses than Class A shares). With respect to Dreyfus Enhanced Income Fund, this two-year fee waiver/expense reimbursement arrangement applies only to Institutional shares (which have lower expenses than Investor shares). With respect to Class A shares of the Dreyfus Successor Funds and Investor shares of Dreyfus Enhanced Income Fund, the same fee waiver and/or expense reimbursement by Dreyfus will apply to Class A shares or Investor shares, as the case may be, of such Dreyfus Funds until such time as Class A shares or Investor shares of the relevant Dreyfus Fund received by BNY Fund shareholders in the applicable Reorganization are converted to Class I shares or Institutional shares, as the case may be, of the Dreyfus Fund. Such conversion is expected to occur shortly after consummation of the applicable Reorganization.

Board Members. The BNY Hamilton Funds and the Dreyfus Funds have different Board members. None of the Board members for the Dreyfus Funds is an "interested person" (as defined in the 1940 Act) of the BNY Funds or the Dreyfus Funds ("Independent Board Members"). For a description of the Board members for the Dreyfus Funds, see Exhibit C.

Independent Registered Public Accounting Firms. Ernst & Young LLP is the independent registered public accounting firm for each Dreyfus Successor Fund, and KPMG LLP is the independent registered public accounting firm for each Dreyfus Pre-existing Fund. Tait, Weller & Baker, LLP is the independent registered public accounting firm for each BNY Fund.

Capitalization. A description of the capitalization of each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.

Purchase Procedures. Although the methods available to purchase shares of the BNY Funds and the Dreyfus Funds and the automatic investment services they offer are substantially similar, the procedures are different. See "Your Investment" in the relevant Dreyfus Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Dreyfus Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the relevant Dreyfus Fund.

Rule 12b-1 Plan. Class A shares and Investor shares, as applicable, of the BNY Funds are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, each BNY Fund pays its distributor, BNY Hamilton Distributors, Inc. ("BNYHD"), a fee at the annual rate of 0.25% of the value of the average daily net assets of Investor shares or Class A shares, as the case may be, to finance the sale and distribution of such shares. Investor shares of Dreyfus Bond Market Index Fund are subject to a Rule 12b-1 Plan, pursuant to which such Dreyfus Fund pays its distributor, MBSC Securities Corporation ("MBSC"), a fee at the annual rate of 0.25% of the value of the average daily net assets of Investor shares for distribution and shareholder servicing of such shares. BNYHD and MBSC may pay all or a part of the respective Rule 12b-1 Plan fees they receive to third-party institutions. Because Rule 12b-1 Plan fees are paid out of the assets attributable to Investor shares or Class A shares, as the case may be, on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. There are no Rule 12b-1 Plan fees for Institutional shares of the BNY Funds nor for shares of Dreyfus BASIC S&P 500 Stock Index Fund, shares of Dreyfus Enhanced Income Fund, BASIC shares of Dreyfus Bond Market Index Fund, Class A shares of the Dreyfus Successor Funds or Class I shares of the applicable Dreyfus Funds.

Shareholder Services Plan. Investor shares of Dreyfus Enhanced Income Fund and Class A shares of each Dreyfus Successor Fund are subject to a Shareholder Services Plan, pursuant to which each such Dreyfus Fund pays its distributor, MBSC, a fee at the annual rate of 0.25% of the value of the average daily net assets of Investor shares or Class A shares, as the case may be, for providing shareholder services. There are no shareholder services plan fees for Investor shares, Class A shares or Institutional shares, as the case may be, of the BNY Funds nor for shares of Dreyfus BASIC S&P Stock 500 Index Fund, BASIC shares or Investor shares of Dreyfus Bond Market Index Fund, Institutional shares of Dreyfus Enhanced Income Fund or Class I shares of the applicable Dreyfus Funds. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Dreyfus Fund's Statement of Additional Information for a discussion of the Dreyfus Fund's Shareholder Services Plan.

Redemption Procedures. Although the methods available to sell (redeem) shares of the BNY Funds and the Dreyfus Funds are substantially similar, the procedures are different. See "Your Investment" in the relevant Dreyfus Fund's Prospectus and "How to Redeem Shares" in the Dreyfus Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Dreyfus Fund.

Distributions. The dividends and distributions policies of the Dreyfus Funds and the BNY Funds are similar. The actual amount of dividends paid per share by the Dreyfus Funds and the BNY Funds is different. A description of the dividends and distributions policies for each Dreyfus Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. See also "Distributions and Taxes" in the relevant Dreyfus Fund's Prospectus and "Dividends, Distributions and Taxes" in the Dreyfus Fund's Statement of Additional Information for a discussion of the Dreyfus Fund's dividends and distributions policies.

Shareholder Services. The shareholder services offered by the BNY Funds and the Dreyfus Funds are substantially similar, with additional services available in the Dreyfus Funds. Many of the privileges you currently have with respect to your BNY Fund account will transfer automatically to your account with the corresponding Dreyfus Fund. See "Services for Fund Investors" in the relevant Dreyfus Fund's Prospectus and "Shareholder Services" in the Dreyfus Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Dreyfus Fund.

REASONS FOR THE REORGANIZATIONS

As you may know, The Bank of New York Company, Inc., BNY's former parent company, and Mellon Financial Corporation, Dreyfus' former parent company, merged in July 2007 to form BNY Mellon. As a result, BNY and Dreyfus became subsidiaries of BNY Mellon and affiliates of each other. Management of BNY Mellon is currently taking steps to integrate certain of the mutual fund investment management activities of these subsidiaries. As part of the integration process, management recommended to the BNY Hamilton Funds' Board of Directors that the BNY Funds be consolidated with the corresponding Dreyfus Funds. The Board of Directors of the BNY Hamilton Funds and the Boards of the Dreyfus Successor Company, Dreyfus/Laurel Company and Dreyfus/Laurel Trust each have concluded that the Reorganization is in the best interests of each BNY Fund and its shareholders and the relevant Dreyfus Fund and, with respect to a Dreyfus Pre-existing Fund, its shareholders, respectively. Management believes that the Reorganizations will be advantageous to the shareholders of the BNY Funds for several reasons. These reasons are also part of the factors considered by the BNY Hamilton Funds' Board of Directors in reaching its determination that participating in the proposed Reorganizations is in the best interests of each BNY Fund and its shareholders. First, with respect to each Dreyfus Successor Fund, the corresponding BNY Fund shareholders would enjoy continuity of portfolio management. Each Dreyfus Successor Fund has the same or a substantially similar investment objective and substantially similar investment management policies and limitations as the corresponding BNY Fund. Each Dreyfus Successor Fund's primary portfolio manager is the primary portfolio manager for the corresponding BNY Fund. With respect to BNY Hamilton Large Cap Value Fund and BNY Hamilton Enhanced Income Fund and the respective corresponding Dreyfus Successor Funds, continuity of portfolio management is the result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY. Second, with respect to each Dreyfus Pre-existing Fund, the corresponding BNY Fund shareholders will be permitted to pursue the same investment goals in a substantially larger fund that has a lower total expense ratio than the corresponding BNY Fund. Third, management believes shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Fourth, Dreyfus has greater potential for retaining asset size and/or increasing the assets of the Dreyfus Funds because of Dreyfus' experience in the distribution of mutual funds through a broader range of distribution channels than is currently available to the BNY Funds. Over the long-term, if this potential for a larger asset base is realized, management believes it should help reduce the Dreyfus Successor Funds' per share operating expenses and provide the portfolio managers of each Dreyfus Fund with greater flexibility in managing the fund's portfolio, although this cannot be guaranteed. Fifth, Dreyfus has committed to limit for two years after the Reorganizations the total annual operating expenses of the relevant class of each Dreyfus Fund so that such expenses will not be higher than, and may be less than, the total annual operating expenses for the corresponding class of the relevant BNY Fund, after current fee waivers and expense reimbursements. Sixth, the Reorganizations will provide BNY Fund shareholders with access to the additional investment options and shareholder services offered by the Dreyfus Family of Funds. Seventh, the transaction will be tax free to the shareholders of the BNY Funds.

The relevant Board for each Dreyfus Fund considered that the Reorganizations present an opportunity for the Dreyfus Funds to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the relevant Dreyfus Fund. The relevant Board for each Dreyfus Fund also considered the estimated costs to Dreyfus of providing services to the Dreyfus Fund and the estimated profits to be realized by Dreyfus and its affiliates from the relationship with the Dreyfus Fund.

The Boards of the BNY Hamilton Funds and of the Dreyfus Successor Company, Dreyfus/Laurel Company and Dreyfus/Laurel Trust also considered that Dreyfus, as well as MBSC (each Dreyfus Fund's principal distributor), will benefit from the Reorganizations. Because each Dreyfus Successor Fund will be the accounting survivor to the corresponding BNY Fund and will assume the BNY Fund's performance record, Dreyfus expects to be able to increase each Dreyfus Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses, if any, Dreyfus is required to waive or reimburse to maintain total annual operating expenses at agreed upon levels. In addition, the Reorganizations will eliminate the duplication of resources and costs associated with marketing and servicing the funds as part of separate fund complexes.

In determining whether to recommend approval of the relevant Reorganization, each Board, as applicable, also considered the following factors, among others: (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the BNY Fund's and the corresponding Dreyfus Fund's investment objectives, investment management policies and investment restrictions, as well as shareholder services offered by the BNY Fund and by the corresponding Dreyfus Fund; (3) the expense ratios and information regarding the fees and expenses of the BNY Fund and the corresponding Dreyfus Pre-existing Fund or the estimated expense ratios and information regarding the fees and expenses of the corresponding Dreyfus Successor Fund, as the case may be; (4) the tax consequences of the Reorganization; (5) the relative performance of the BNY Fund and the corresponding Dreyfus Pre-existing Fund; and (6) that the costs to be incurred by the BNY Fund and the corresponding Dreyfus Fund in connection with the Reorganization would be borne by Dreyfus and/or BNY, and not the BNY Fund or the Dreyfus Fund.

After considering the reasons described above, the Board of Directors of the BNY Hamilton Funds, including the BNY Hamilton Funds' Independent Directors, unanimously approved each Reorganization. Similarly, the relevant Board for the Dreyfus Funds, including the Independent Board Members, unanimously approved the applicable Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS

Plans of Reorganization. The following summary of each Plan is qualified in its entirety by reference to the form of Plan attached to this Combined Prospectus/Proxy Statement as Exhibit B. The Plan provides that, subject to the requisite approval of the BNY Fund's shareholders, the corresponding Dreyfus Fund will acquire all of the assets of the BNY Fund in exchange for shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities on September 12, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Dreyfus Fund shares to be issued to the relevant BNY Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the relevant class of the BNY Fund, and, if applicable, corresponding Dreyfus Pre-existing Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the BNY Fund and the corresponding Dreyfus Fund will be valued in accordance with the valuation practices of the Dreyfus Fund, which are the same as those of the BNY Fund and are described under the caption "Your Investment" in the relevant Dreyfus Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Dreyfus Fund's Statement of Additional Information.

On or before the Closing Date, each BNY Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to BNY Fund shareholders all of such BNY Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to BNY Fund shareholders.

As soon as conveniently practicable after the Closing Date, the relevant BNY Fund will liquidate and distribute pro rata to holders of its shares of record, as of the close of business on the Closing Date, the Dreyfus Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Dreyfus Fund in the name of each BNY Fund shareholder, each account being credited with the respective pro rata number of Dreyfus Fund shares due to the shareholder. Shareholders of BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, and BNY Hamilton Global Real Estate Securities Fund will receive Class A shares or Class I shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares, respectively, of such BNY Funds. Shareholders of BNY Hamilton High Yield Fund will receive Class I shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares of such BNY Fund. Shareholders of BNY Hamilton S&P 500 Index Fund will receive shares without class designation of the corresponding Dreyfus Fund in exchange for their Investor shares or Institutional shares of such BNY Fund. Shareholders of BNY Hamilton U.S. Bond Market Index Fund will receive Investor shares or BASIC shares of the corresponding Dreyfus Fund in exchange for their Investor shares or Institutional shares, respectively, of such BNY Fund. Shareholders of BNY Hamilton Enhanced Income Fund will receive Investor shares or Institutional shares of the corresponding Dreyfus Fund in exchange for their Class A shares or Institutional shares, respectively, of such BNY Fund. After such distribution and the winding up of its affairs, each BNY Fund will cease operations and will be terminated as a series of the BNY Hamilton Funds. Shortly after consummation of the applicable Reorganization, any Class A shares of a Dreyfus Fund received by BNY Fund shareholders in the Reorganization will be converted to Class I shares of such Dreyfus Fund and Investor shares of Dreyfus Enhanced Income Fund received by shareholders of BNY Hamilton Enhanced Income Fund in the Reorganization will be converted to Institutional shares of such Dreyfus Fund. Class I shares have lower expenses than Class A shares and Institutional shares have lower expenses than Investor shares. After the Closing Date, any outstanding certificates representing BNY Fund shares will be canceled and the Dreyfus Fund shares distributed to the BNY Fund's shareholders of record will be reflected on the books of the Dreyfus Fund as uncertificated, book-entry shares.

A Plan may be amended at any time prior to the Reorganization. Each BNY Fund will provide its shareholders with information describing any material amendment to the Plan before shareholder consideration. The obligations of the BNY Hamilton Funds, on behalf of each BNY Fund, and the Dreyfus Successor Company, Dreyfus/Laurel Company or Dreyfus/Laurel Trust, as the case may be, on behalf of the relevant Dreyfus Fund, under the respective Plan are subject to various conditions, including approval by BNY Fund shareholders holding the requisite number of BNY Fund shares and the continuing accuracy of various representations and warranties of the BNY Hamilton Funds, on behalf of each BNY Fund, and the Dreyfus Successor Company, Dreyfus/Laurel Company or Dreyfus/Laurel Trust, as the case may be, on behalf of the relevant Dreyfus Fund.

The total expenses of the Reorganizations are expected to be approximately $___________, which will be borne by Dreyfus and/or BNY. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus and/or BNY may pay persons holding BNY Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the BNY Hamilton Funds' Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus and/or BNY, is estimated to be approximately $_______, which amount is included in the estimated total expenses of the Reorganizations listed above.

By approving the relevant Reorganization, BNY Fund shareholders are also, in effect, agreeing to the corresponding Dreyfus Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganizations are not approved by BNY Fund shareholders, the BNY Hamilton Funds' Board will consider other appropriate courses of action with respect to the BNY Funds.

Temporary Suspension of Certain of the BNY Funds' Investment Restrictions. Since certain of the BNY Funds' existing investment restrictions could preclude the BNY Funds from consummating the Reorganizations in the manner contemplated in the respective Plan, BNY Fund shareholders are requested to authorize the temporary suspension of any investment restriction of their BNY Fund to the extent necessary to permit the consummation of such Reorganization. The temporary suspension of any of a BNY Fund's investment restrictions will not affect the investment restrictions of the corresponding Dreyfus Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of each BNY Fund's assets for the corresponding Dreyfus Fund shares, the Dreyfus Fund's assumption of the BNY Fund's stated liabilities, and the BNY Fund's distribution of those shares to BNY Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). With respect to each BNY Fund, as a condition to the closing of the Reorganization of the BNY Fund, the BNY Fund and the corresponding Dreyfus Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Dreyfus Successor Funds and the Independent Board Members for the Dreyfus Funds, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the BNY Fund's assets to the Dreyfus Fund in exchange solely for Dreyfus Fund shares and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities, followed by the distribution by the BNY Fund of those Dreyfus Fund shares pro rata to BNY Fund shareholders in complete liquidation of the BNY Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the BNY Fund and the Dreyfus Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Dreyfus Fund upon the receipt of the assets of the BNY Fund in exchange solely for Dreyfus Fund shares and the assumption by the Dreyfus Fund of stated liabilities of the BNY Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the BNY Fund upon the transfer of its assets to the Dreyfus Fund in exchange solely for Dreyfus Fund shares and the assumption by the Dreyfus Fund of stated liabilities of the BNY Fund or upon the distribution (whether actual or constructive) of those Dreyfus Fund shares to BNY Fund shareholders in exchange for their shares of the BNY Fund in liquidation of the BNY Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by BNY Fund shareholders upon the exchange of their BNY Fund shares for Dreyfus Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Dreyfus Fund shares received by each BNY Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the BNY Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Dreyfus Fund shares received by each BNY Fund shareholder will include the period during which the BNY Fund shares exchanged therefor were held by such shareholder (provided the BNY Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each BNY Fund asset acquired by the Dreyfus Fund will be the same as the tax basis of such asset to the BNY Fund immediately prior to the Reorganization, and the holding period of each BNY Fund asset in the hands of the Dreyfus Fund will include the period during which that asset was held by the BNY Fund.

The BNY Funds and the Dreyfus Funds have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. BNY Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization of their BNY Fund in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, BNY Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization of their BNY Fund.

Required Vote and Board's Recommendation

With respect to each BNY Fund, the BNY Hamilton Funds' Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the BNY Fund and its shareholders and (2) the interests of shareholders of the BNY Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the BNY Fund's shares outstanding and entitled to vote is required to approve the relevant Plan and the Reorganization.

THE BNY HAMILTON FUNDS' BOARD, INCLUDING THE BNY HAMILTON FUNDS' INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION OF THEIR BNY FUND.

ADDITIONAL INFORMATION ABOUT THE DREYFUS FUNDS AND THE BNY FUNDS

Information about the Dreyfus Funds is incorporated by reference into this Combined Prospectus/Proxy Statement from the relevant Dreyfus Fund's Prospectus, forming a part of its Registration Statement on Form N-1A (File No. 033-58248, with respect to each Dreyfus Successor Fund, 033-16338, with respect to Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund, and 033-43846, with respect to Dreyfus Premier Limited Term High Yield Fund). Information about the BNY Funds is incorporated by reference into this Combined Prospectus/Proxy Statement from the relevant BNY Fund's Prospectuses, forming a part of the BNY Hamilton Funds' Registration Statement on Form N-1A (File No. 033-47703).

The BNY Funds and the Dreyfus Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the BNY Funds and the Dreyfus Funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, or www.bnyhamilton.com (for the BNY Funds) or www.dreyfus.com (for the Dreyfus Funds). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding BNY Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the relevant BNY Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote BNY Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the BNY Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

BNY has advised the BNY Funds that it intends to vote BNY Fund shares over which it has voting power, and that are held by BNY directly or on behalf of its employees, in the same proportions as the votes cast by other holders of BNY Fund shares. BNY Fund shares over which BNY has voting discretion will be voted (i) in the manner instructed by BNY's clients for whom such shares are held, or (ii) if such instructions are not received, in accordance with the recommendations of an independent fiduciary.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to BNY Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the relevant BNY Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Dreyfus Funds' shareholders are not being solicited since their approval or consent is not necessary for the Reorganizations.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the BNY Funds for the fiscal year ended December 31, 2007 have been incorporated herein by reference in reliance upon the reports of Tait, Weller & Baker, LLP, the BNY Funds' independent registered public accounting firm. The audited financial statements of the Dreyfus Pre-existing Funds for the fiscal year ended October 31, 2007 with respect to Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund, and December 31, 2007 with respect to Dreyfus Premier Limited Term High Yield Fund, have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Dreyfus Pre-existing Funds' independent registered public accounting firm. Ernst & Young LLP, an independent registered public accounting firm, has been selected as the independent registered public accounting firm for the Dreyfus Successor Funds for the current fiscal year.

OTHER MATTERS

The BNY Hamilton Funds' Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the relevant BNY Fund, in care of Citi Fund Services Ohio, Inc., 3455 Stelzer Road, Columbus, Ohio 43219, whether other persons are the beneficial owners of BNY Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of BNY Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

COMPARISON OF THE BNY FUNDS AND THE DREYFUS FUNDS

Name of Funds	Page

BNY Hamilton Large Cap Equity Fund
and Dreyfus Premier Large Cap Equity Fund	A-2

BNY Hamilton Large Cap Growth Fund
and Dreyfus Premier Large Cap Growth Fund	A-12

BNY Hamilton Large Cap Value Fund
and Dreyfus Premier Large Cap Value Fund	A-21

BNY Hamilton Global Real Estate Securities Fund
and Dreyfus Premier Global Real Estate Securities Fund	A-32

BNY Hamilton High Yield Fund
and Dreyfus Premier Limited Term High Yield Fund	A-43

BNY Hamilton S&P 500 Index Fund
and Dreyfus BASIC S&P 500 Stock Index Fund	A-58

BNY Hamilton U.S. Bond Market Index Fund
and Dreyfus Bond Market Index Fund	A-67

BNY Hamilton Enhanced Income Fund
and Dreyfus Enhanced Income Fund	A-78

•	BNY HAMILTON LARGE CAP EQUITY FUND AND DREYFUS PREMIER LARGE CAP EQUITY FUND

It is proposed that BNY Hamilton Large Cap Equity Fund (the "BNY Fund") transfer all of its assets to Dreyfus Premier Large Cap Equity Fund (the "Dreyfus Successor Fund"), in exchange for Class A shares and Class I shares of the Dreyfus Successor Fund and the assumption by the Dreyfus Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class A shares and Class I shares (or fractions thereof) of the Dreyfus Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A shares and Institutional shares, respectively, as of the date of the Reorganization. Shortly after consummation of the Reorganization, Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization will be converted to Class I shares of the Dreyfus Successor Fund.

Goal/Approach. The Dreyfus Successor Fund and the BNY Fund have the same investment objective. Each fund seeks to provide long-term capital appreciation.

The Dreyfus Successor Fund and the BNY Fund have substantially similar investment management policies. The Dreyfus Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in equity securities of large capitalization companies. The Dreyfus Successor Fund, like the BNY Fund, will consider large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The Dreyfus Successor Fund, like the BNY Fund, also may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The Dreyfus Successor Fund, like the BNY Fund, expects the weighted-average market capitalization of its portfolio securities to be at least $5 billion under normal market conditions. The Dreyfus Successor Fund will invest primarily in equity securities of U.S. issuers, but like the BNY Fund, may invest without limitation in the equity securities of foreign issuers, including those in emerging market countries. The Dreyfus Successor Fund's equity investments, like those of the BNY Fund, may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The Dreyfus Successor Fund, like the BNY Fund, will invest primarily in large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

•	potential for above-average earnings and revenue growth;
•	sustainable competitive advantage;
•	strong or improving financial condition; and
•	earnings power that is either unrecognized or under-estimated.

The Dreyfus Successor Fund, like the BNY Fund, will invest in stocks with either "growth" or "value" characteristics.

The benchmark of the Dreyfus Successor Fund and the BNY Fund is the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index").

Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

The Dreyfus Successor Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Successor Fund is a series of the Dreyfus Successor Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has the same investment objective and portfolio management, and substantially similar investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Large cap stock risk. By focusing on large capitalization stocks, the Dreyfus Successor Fund and the BNY Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the Dreyfus Successor Fund, like the BNY Fund, will assume the risk of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Market sector risk. The Dreyfus Successor Fund and the BNY Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. To the extent the Dreyfus Successor Fund or the BNY Fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•

Derivatives risk. The Dreyfus Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Dreyfus Successor Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

To the extent the Dreyfus Successor Fund or the BNY Fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

The Dreyfus Successor Fund, like the BNY Fund, may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Dreyfus Successor Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Successor Fund and the BNY Fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

The Dreyfus Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Dreyfus Successor Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Dreyfus Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Dreyfus Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $500 million and 0.55% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.60% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Dreyfus Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and administration services at the annual rate of 0.70% of the value of the Dreyfus Successor Fund's average daily net assets. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Successor Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Dreyfus Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class I shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.79%. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund until such time as Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization are converted to Class I shares of the Dreyfus Successor Fund, so that the direct expenses of Class A shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.04%. Such conversion is expected to occur shortly after consummation of the Reorganization.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Management fees	0.60%[1]	0.70%[2]	0.70%[2]
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.19%	0.07%[3]	0.07%[3]
Total	0.79%	0.77%	0.77%
Fee waiver and/or expense reimbursement	N/A	N/A	N/A
Net operating expenses	0.79%	0.77%	0.77%

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Management fees	0.60%[1]	0.70%[2]	0.70%[2]
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.19%	0.20%[3]	0.20%[3]
Total	1.04%	1.15%	1.15%
Fee waiver and/or expense reimbursement	N/A	(0.11)%	(0.11)%
Net operating expenses	1.04%	1.04%	1.04%

_______________________

1The management fee for the BNY Fund varies depending on the asset level of the BNY Fund. The management fee is paid at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $500 million and 0.55% of the value of such assets over $500 million.

2 The management fee for the Dreyfus Successor Fund, in addition to investment advisory services, covers administration fees, which are included for the BNY Fund under "Other expenses."

3 The amounts listed for the Dreyfus Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares reflect the 5.25% and 5.75% maximum sales load applicable to Class A shares of the BNY Fund and the Dreyfus Fund, respectively. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first two years of the three-, five-, and ten-years examples for Class A shares of the Dreyfus Successor Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the Dreyfus Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Successor Fund		Pro Forma After Reorganization Dreyfus Successor Fund
	Institutional Shares	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Class A Shares
1 Year	$81	$625	$79	$675	$79	$675
3 Years	$252	$839	$246	$909	$246	$909
5 Years	$439	$1,069	$428	$1,162	$428	$1,162
10 Years	$978	$1,729	$954	$1,883	$954	$1,883

Past Performance. Performance information for the Dreyfus Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Dreyfus Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Dreyfus Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the S&P 500® Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns reflect the sales loads applicable to the BNY Fund's Class A shares. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes because of differences in charges and expenses.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+13.18	+14.51	+6.56	-14.82	-18.05	+22.17	+9.35	+6.42	+16.43	+11.27
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:		Q4 '99		+13.74%
Worst Quarter:		Q3 '02		-12.87%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years
Institutional shares returns before taxes	11.27%	12.99%	5.91%
Institutional shares returns after taxes on distributions	9.26%	11.71%	4.34%
Institutional shares returns after taxes on distributions and sale of fund shares	8.83%	10.86%	4.41%
Class A shares returns before taxes	5.12%	11.50%	5.07%
S&P 500 ® Index reflects no deduction for fees, expenses or taxes	5.49%	12.83%	5.91%

Primary Portfolio Manager. Irene D. O'Neill, CFA, serves as the BNY Fund's primary portfolio manager, a position she has held since October 2003. Ms. O'Neill will also serve as the primary portfolio manager of the Dreyfus Successor Fund. Ms. O'Neill has been a Managing Director of BNY since 2006, and prior thereto had been a Vice President and portfolio manager at BNY since 2002. Ms. O'Neill is also a dual employee of BNY and Dreyfus.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Successor Fund are substantially similar. The BNY Fund and the Dreyfus Successor Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Dreyfus Successor Fund has classified its shares into four classes – Class A, Class C, Class I and Class T shares—which have not yet been offered to the public. The BNY Fund has classified its shares into two classes – Class A and Institutional shares. Holders of Class A shares and Institutional shares of the BNY Fund will receive Class A shares and Class I shares, respectively, of the Dreyfus Successor Fund in the Reorganization. There will be no exchange of Class C and Class T shares of the Dreyfus Successor Fund. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only) and (3) the pro forma capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only), as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date.

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A

Total net assets	$27,390,817	$0	$27,390,817
Net asset value per share	$14.61	N/A	$14.61
Shares outstanding	1,874,186.274	0	1,874,186.274

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Total net assets	$401,002,146	$0	$401,002,146
Net asset value per share	$14.66	N/A	$14.66
Shares outstanding	27,351,999.205	0	27,351,999.205

The BNY Fund's total net assets (attributable to Class A and Institutional shares), as of December 31, 2007, were approximately $428.4 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Class A Shares Outstanding	Institutional Shares Outstanding
1,854,470.36	27,122,589.82

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Dreyfus Successor Fund:

Percentage of Outstanding Shares
Name and Address	Before and After Reorganization
Class A Shares HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018	17.42%

Institutional Shares

Wachovia Bank N.A. 1525 West Wt. Harris Blvd. Charlotte, NC 28262	26.39%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares.

●	BNY HAMILTON LARGE CAP GROWTH FUND AND DREYFUS PREMIER LARGE CAP GROWTH FUND

It is proposed that BNY Hamilton Large Cap Growth Fund (the "BNY Fund") transfer all of its assets to Dreyfus Premier Large Cap Growth Fund (the "Dreyfus Successor Fund"), in exchange for Class A shares and Class I shares of the Dreyfus Successor Fund and the assumption by the Dreyfus Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Successor Fund has been established solely for the purpose of effecting the BNY Fund's Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class A shares and Class I shares (or fractions thereof) of the Dreyfus Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A shares and Institutional shares, respectively, as of the date of the Reorganization. Shortly after consummation of the Reorganization, Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization will be converted to Class I shares of the Dreyfus Successor Fund.

Goal/Approach. The Dreyfus Successor Fund and the BNY Fund have the same investment objective. Each fund seeks to provide long-term capital appreciation.

The Dreyfus Successor Fund and the BNY Fund have substantially similar investment management policies. The Dreyfus Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in equity securities of large capitalization companies. The Dreyfus Successor Fund, like the BNY Fund, will consider large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The Dreyfus Successor Fund, like the BNY Fund, also may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The Dreyfus Successor Fund, like the BNY Fund, expects the weighted-average market capitalization of its portfolio securities to be at least $5 billion under normal market conditions. The Dreyfus Successor Fund will invest primarily in equity securities of U.S. issuers, but like the BNY Fund, may invest without limitation in the equity securities of foreign issuers, including those in emerging market countries. The Dreyfus Successor Fund's equity investments, like those of the BNY Fund, may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The Dreyfus Successor Fund, like the BNY Fund, will use a bottom-up approach for stock selection, and individual stock selection, rather than industry allocation, is the portfolio manager's primary focus in investing fund assets. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

●	potential for above-average accelerating earnings or revenue growth;
●	favorable market positions;
●	improving operating efficiencies; and
●	increasing earnings per share.

The Dreyfus Successor Fund, like the BNY Fund, will focus on "growth" stocks.

The benchmark of the Dreyfus Successor Fund and the BNY Fund is the Russell 1000® Growth Index.

Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

The Dreyfus Successor Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Successor Fund is a series of the Dreyfus Successor Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has the same investment objective and portfolio management, and substantially similar investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

●

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

●

Large cap stock risk. By focusing on large capitalization stocks, the Dreyfus Successor Fund and the BNY Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

●

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

●

Market sector risk. The Dreyfus Successor Fund and the BNY Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●

Foreign investment risk. To the extent the Dreyfus Successor Fund or the BNY Fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

●

Derivatives risk. The Dreyfus Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Dreyfus Successor Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

To the extent the Dreyfus Successor Fund or the BNY Fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

The Dreyfus Successor Fund, like the BNY Fund, may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Dreyfus Successor Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Successor Fund and the BNY Fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

The Dreyfus Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Dreyfus Successor Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Dreyfus Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Dreyfus Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $500 million and 0.55% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.60% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Dreyfus Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and administration services at the annual rate of 0.70% of the value of the Dreyfus Successor Fund's average daily net assets. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Successor Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Dreyfus Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class I shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.87%. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund until such time as Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization are converted to Class I shares of the Dreyfus Successor Fund, so that the direct expenses of Class A shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%. Such conversion is expected to occur shortly after consummation of the Reorganization.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Management fees	0.60%[1]	0.70%[2]	0.70%[2]
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.27%	0.15%[3]	0.15%[3]
Total	0.87%	0.85%	0.85%

Fee waiver and/or expense reimbursement	N/A	N/A	N/A
Net operating expenses	0.87%	0.85%	0.85%

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Management fees	0.60% [1]	0.70% [2]	0.70% [2]
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.27%	0.30% [3]	0.30% [3]
Total	1.12%	1.25%	1.25%
Fee waiver and/or expense reimbursement	N/A	(0.13)%	(0.13)%
Net operating expenses	1.12%	1.12%	1.12%

_______________________

1The management fee for the BNY Fund varies depending on the asset level of the BNY Fund. The management fee is paid at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $500 million and 0.55% of the value of such assets over $500 million.

2The management fee for the Dreyfus Successor Fund, in addition to investment advisory services, covers administration fees, which are included for the BNY Fund under "Other expenses."

3The amounts listed for the Dreyfus Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares reflect the 5.25% and 5.75% maximum sales load applicable to Class A shares of the BNY Fund and the Dreyfus Fund, respectively. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first two years of the three-, five-, and ten-years examples for Class A shares of the Dreyfus Successor Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the Dreyfus Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Successor Fund		Pro Forma After Reorganization Dreyfus Successor Fund
	Institutional Shares	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Class A Shares
1 Year	$89	$633	$87	$683	$87	$683
3 Years	$278	$862	$271	$937	$271	$937
5 Years	$482	$1,110	$471	$1,210	$471	$1,210
10 Years	$1,073	$1,817	$1,049	$1,989	$1,049	$1,989

Past Performance. Performance information for the Dreyfus Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Dreyfus Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Dreyfus Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the Russell 1000® Growth Index, a broad based, unmanaged index which consists of those securities found in the Russell 1000® Index with a greater than average growth orientation. These returns reflect the sales loads applicable to the BNY Fund's Class A shares. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes because of differences in charges and expenses.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+23.69	+37.13	-1.99	-24.49	-23.26	+22.99	+3.63	+0.07	+6.29	+18.18
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q4 '99	+24.40%
Worst Quarter:	Q1 '01	-19.83%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years
Institutional shares returns before taxes	18.18%	9.89%	4.44%
Institutional shares returns after taxes on distributions	16.15%	8.35%	3.00%
Institutional shares returns after taxes on distributions and sale of fund shares	14.03%	8.22%	3.43%

Class A shares returns before taxes	11.61%	8.43%	3.63%
Russell 1000 ® Growth Index reflects no deduction for fees, expenses or taxes	11.81%	12.11%	3.83%

Primary Portfolio Manager. Irene D. O'Neill, CFA, serves as the BNY Fund's primary portfolio manager, a position she has held since October 2005. Ms. O'Neill will also serve as the primary portfolio manager of the Dreyfus Successor Fund. Ms. O'Neill has been a Managing Director of BNY since 2006, and prior thereto had been a Vice President and portfolio manager at BNY since 2002. Ms. O'Neill is also a dual employee of BNY and Dreyfus.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Successor Fund are substantially similar. The BNY Fund and the Dreyfus Successor Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Dreyfus Successor Fund has classified its shares into four classes – Class A, Class C, Class I and Class T shares—which have not yet been offered to the public. The BNY Fund has classified its shares into two classes – Class A and Institutional shares. Holders of Class A shares and Institutional shares of the BNY Fund will receive Class A shares and Class I shares, respectively, of the Dreyfus Successor Fund in the Reorganization. There will be no exchange of Class C and Class T shares of the Dreyfus Successor Fund. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only) and (3) the pro forma capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only), as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date.

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Total net assets	$4,126,871	$0	$4,126,871
Net asset value per share	$8.10	N/A	$8.10
Shares outstanding	509,246.487	0	509,246.487

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Total net assets	$138,728,685	$0	$138,728,685
Net asset value per share	$8.20	N/A	$8.20
Shares outstanding	16,925,408.713	0	16,925,408.713

The BNY Fund's total net assets (attributable to Class A and Institutional shares), as of December 31, 2007, were approximately $142.9 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Class A Shares Outstanding	Institutional Shares Outstanding
506,918.63	17,550,273.38

As of February 29, 2008, no shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the BNY Fund's Class A or Institutional shares outstanding.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares.

●	BNY HAMILTON LARGE CAP VALUE FUND AND DREYFUS PREMIER LARGE CAP VALUE FUND

It is proposed that BNY Hamilton Large Cap Value Fund (the "BNY Fund") transfer all of its assets to Dreyfus Premier Large Cap Value Fund (the "Dreyfus Successor Fund"), in exchange for Class A shares and Class I shares of the Dreyfus Successor Fund and the assumption by the Dreyfus Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class A shares and Class I shares (or fractions thereof) of the Dreyfus Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A shares and Institutional shares, respectively, as of the date of the Reorganization. Shortly after consummation of the Reorganization, Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization will be converted to Class I shares of the Dreyfus Successor Fund.

Goal/Approach. The Dreyfus Successor Fund and the BNY Fund have the same investment objectives. Each fund seeks to provide long-term capital appreciation with a secondary goal of current income.

The Dreyfus Successor Fund and the BNY Fund have substantially similar investment management policies. The Dreyfus Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in equity securities of large capitalization companies. The Dreyfus Successor Fund, like the BNY Fund, will consider large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The Dreyfus Successor Fund, like the BNY Fund, also may invest up to 20% of its assets in stocks of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The Dreyfus Successor Fund, like the BNY Fund, expects the weighted-average market capitalization of its portfolio securities to be at least $5 billion under normal market conditions. The Dreyfus Successor Fund will invest primarily in stocks of U.S. issuers, but like the BNY Fund, may invest up to 20% of its assets in equity securities of foreign issuers, including those in emerging market countries. The Dreyfus Successor Fund's equity investments, like those of the BNY Fund, may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

In choosing stocks, the Dreyfus Successor Fund's portfolio managers, as they do for the BNY Fund, will focus on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends (a "top-down" approach), and look for value companies. The portfolio managers employ a three-step value screening process to select fund investments, which consists of:

●	Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price-to-cash flow, and price-to-sales ratios, which are analyzed and compared against the market
●	Sound business fundamentals: a company's balance sheet and income statement data are examined to determine the company's financial history and outlook
●	Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The Dreyfus Successor Fund, like the BNY Fund, typically will sell the stock of a company when the company is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers' expectations.

Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

The Dreyfus Successor Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Successor Fund is a series of the Dreyfus Successor Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has the same investment objectives and portfolio management, and substantially similar investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

●

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

●

Large cap stock risk. By focusing on large capitalization stocks, the Dreyfus Successor Fund and the BNY Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

●

Value stock risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

●

Market sector risk. The Dreyfus Successor Fund and the BNY Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●

Foreign investment risk. To the extent the Dreyfus Successor Fund or the BNY Fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

●

Derivatives risk. The Dreyfus Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Dreyfus Successor Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

To the extent the Dreyfus Successor Fund or the BNY Fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

The Dreyfus Successor Fund, like the BNY Fund, may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Dreyfus Successor Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Successor Fund and the BNY Fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

The Dreyfus Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Dreyfus Successor Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Dreyfus Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Dreyfus Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its primary investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $500 million and 0.55% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.60% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Dreyfus Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and administration services at the annual rate of 0.70% of the value of the Dreyfus Successor Fund's average daily net assets. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Successor Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Dreyfus Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class I shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.80%. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund until such time as Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization are converted to Class I shares of the Dreyfus Successor Fund, so that the direct expenses of Class A shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%. Such conversion is expected to occur shortly after consummation of the Reorganization.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Management fees	0.60%[1]	0.70%[2]	0.70%[2]
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.20%	0.09%[3]	0.09%[3]
Total	0.80%	0.79%	0.79%

Fee waiver and/or expense reimbursement	N/A	N/A	N/A
Net operating expenses	0.80%	0.79%	0.79%

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Management fees	0.60%[1]	0.70%[2]	0.70%[2]
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.20%	0.17%[3]	0.17%[3]
Total	1.05%	1.12%	1.12%
Fee waiver and/or expense reimbursement	N/A	(0.07)%	(0.07)%
Net operating expenses	1.05%	1.05%	1.05%

_______________________

1The management fee for the BNY Fund varies depending on the asset level of the BNY Fund. The management fee is paid at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $500 million and 0.55% of the value of such assets over $500 million.

2The management fee for the Dreyfus Successor Fund, in addition to investment advisory services, covers administration fees, which are included for the BNY Fund under "Other expenses."

3The amounts listed for the Dreyfus Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares reflect the 5.25% and 5.75% maximum sales load applicable to Class A shares of the BNY Fund and the Dreyfus Fund, respectively. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first two years of the three-, five-, and ten-years examples for Class A shares of the Dreyfus Successor Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the Dreyfus Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Successor Fund		Pro Forma After Reorganization Dreyfus Successor Fund
	Institutional Shares	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Class A Shares
1 Year	$82	$626	$81	$676	$81	$676
3 Years	$255	$842	$252	$904	$252	$904
5 Years	$444	$1,074	$439	$1,150	$439	$1,150
10 Years	$990	$1,740	$978	$1,854	$978	$1,854

Past Performance. Performance information for the Dreyfus Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Dreyfus Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Dreyfus Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the Standard & Poor's 500® Composite Stock Price Index (the "S&P 500® Index"), a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns reflect the sales loads applicable to the BNY Fund's Class A shares. For periods before the commencement of operations of the BNY Fund's Class A shares on 5/21/02, performance information shown in the table for Class A shares is based on the performance of the BNY Fund's Institutional shares, as adjusted in the table to reflect the BNY Fund's applicable sales loads for Class A shares. Such performance figures have not been adjusted, however, to reflect applicable fees and expenses; if such fees and expenses had been reflected, the performance shown may have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class because of differences in charges and expenses.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

			-6.87	-11.31	+28.72	+9.21	+8.74	+15.84	+7.07
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q4 '01	+14.11%
Worst Quarter:	Q3 '01	-16.54%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	Since Inception (4/28/00)
Institutional shares returns before taxes	7.07%	13.65%	5.76%
Institutional shares returns after taxes on distributions	4.95%	12.32%	4.79%
Institutional shares returns after taxes on distributions and sale of fund shares	5.88%	11.43%	4.56%

Class A shares returns before taxes	1.17%	12.18%	4.85%*
S&P 500 ® Index reflects no deduction for fees, expenses or taxes	5.49%	12.83%	1.84%**

____________________________

* For the period from 4/28/00 through 5/21/02, performance information shown in the table for Class A shares is based on the performance of the BNY Fund's Institutional shares.

** For comparative purposes, the value of the index on 4/30/00 is used as the beginning value on 4/28/00.

Primary Portfolio Managers. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, Brian C. Ferguson and Julianne D. McHugh have served as the BNY Fund's primary portfolio managers since March 2008. Mr. Ferguson and Ms. McHugh also will serve as the Dreyfus Successor Fund's primary portfolio managers. Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus and BNY, where he has been employed since 1997. Ms. McHugh is a vice president and research analyst for the U.S. Large Capitalization Value Investment Team of TBCAM, where she has been employed since 2004. Prior thereto, she was an equity analyst at State Street Research and Management. Mr. Ferguson and Ms. McHugh also are employees of Dreyfus and BNY.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Successor Fund are substantially similar. The BNY Fund and the Dreyfus Successor Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Dreyfus Successor Fund has classified its shares into four classes – Class A, Class C, Class I and Class T shares—which have not yet been offered to the public. The BNY Fund has classified its shares into two classes – Class A and Institutional shares. Holders of Class A shares and Institutional shares of the BNY Fund will receive Class A shares and Class I shares, respectively, of the Dreyfus Successor Fund in the Reorganization. There will be no exchange of Class C and Class T shares of the Dreyfus Successor Fund. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only) and (3) the pro forma capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only), as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date.

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Total net assets	$1,214,025	$0	$1,214,025
Net asset value per share	$11.55	N/A	$11.55
Shares outstanding	105,135.171	0	105,135.171

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Total net assets	$329,280,518	$0	$329,280,518
Net asset value per share	$11.51	N/A	$11.51
Shares outstanding	28,618,396.883	0	28,618,396.883

The BNY Fund's total net assets (attributable to Class A and Institutional shares), as of December 31, 2007, were approximately $330.5 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Class A Shares Outstanding	Institutional Shares Outstanding
104,403.82	27,393,490.67

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Dreyfus Successor Fund:

Percentage of Outstanding Shares
Name and Address	Before and After Reorganization
Class A Shares

Peter Askin Samuel Lucas Askin UTMA NY 126 West 78th Street New York, NY 10024	17.31%

James Carrington Leiter Privado Antonio Mediz Bolio 35 Col Sta Marin Morelia Michoacan Mexico 58090	12.26%

Peter Askin John David Askin UTMA NY 126 West 78th Street New York, NY 10024	9.96%

Barbara Timon Rollover IRA 1103 Brittany Lane Saint Helena, CA 94574	5.58%

Kim Livingston Rollover IRA 16 Millstone Court Ridgefield, CT 06877	5.34%

Scott F. Albarella Theresa C. Albarella JTWROS 20 Sherwood Road Rockville Centre, NY 11570	5.10%

Institutional Shares

Wachovia Bank N.A. 1525 West Wt. Harris Blvd. Charlotte, NC 28262	11.57%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares.

●	BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND AND DREYFUS PREMIER GLOBAL REAL ESTATE SECURITIES FUND

It is proposed that BNY Hamilton Global Real Estate Securities Fund (the "BNY Fund") transfer all of its assets to Dreyfus Premier Global Real Estate Securities Fund (the "Dreyfus Successor Fund"), in exchange for Class A shares and Class I shares of the Dreyfus Successor Fund and the assumption by the Dreyfus Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class A shares and Class I shares (or fractions thereof) of the Dreyfus Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A shares and Institutional shares, respectively, as of the date of the Reorganization. Shortly after consummation of the Reorganization, Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization will be converted to Class I shares of the Dreyfus Successor Fund.

Goal/Approach. The Dreyfus Successor Fund and the BNY Fund have the same investment objective. Each fund seeks to maximize total return consisting of capital appreciation and current income.

The Dreyfus Successor Fund and the BNY Fund have substantially similar investment management policies. The Dreyfus Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in publicly-traded equity securities of companies principally engaged in the real estate sector. The Dreyfus Successor Fund, like the BNY Fund, will consider a company to be "principally engaged" in the real estate sector if at least 50% of the company's total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang, each fund's sub-investment adviser. The Dreyfus Successor Fund's equity investments, like those of the BNY Fund, may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The Dreyfus Successor Fund, like the BNY Fund, normally will invest in a global portfolio of equity securities of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).

Under normal market conditions, the Dreyfus Successor Fund, like the BNY Fund, expects to invest at least 40% of its assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the United States). Although the Dreyfus Successor Fund, like the BNY Fund, will invest primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. The benchmark of the Dreyfus Successor Fund and the BNY Fund is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index ("FTSE EPRA/NAREIT Global Real Estate Index"), which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

In selecting investments for the Dreyfus Successor Fund, Urdang, as it does for the BNY Fund, will use a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, Urdang will combine bottom-up real estate research and its Relative Value Model ("RVM") securities valuation process. In conducting its bottom-up research, Urdang will engage in an active analysis process that includes regular and direct contact with the companies in the Dreyfus Successor Fund's investable universe. These research efforts will be supported with extensive sell side and independent research. Through the use of the proprietary RVM, Urdang will seek to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management- related uncertainties, such as the impact on value of:

●	leverage;
●	growth rate;
●	market capitalization; and
●	property type.

The RVM process is based on arbitrage pricing theory and will be used by Urdang to establish sector and company financial models which will be used to evaluate the validity of a stock's premium or discount to net asset value relative to its peers.

Urdang has entered into a strategic relationship with NAI Global™ ("NAI") to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides Urdang with exclusive access to NAI's entire global database of fundamental real estate information.

Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

The Dreyfus Successor Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Successor Fund is a series of the Dreyfus Successor Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has the same investment objective and portfolio management, and substantially similar investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

●

Real estate sector risk. Because the investments of each of the Dreyfus Successor Fund and the BNY Fund are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund's shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

●

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

●

Small and midsize company risk. Even the larger real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. To the extent a fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

●

Foreign investment risk. To the extent the Dreyfus Successor Fund or the BNY Fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

●

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

●

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

●

Derivatives risk. The Dreyfus Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Dreyfus Successor Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. A fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

Urdang makes extensive use of NAI's global database of fundamental real estate information. If the relationship between Urdang and NAI is modified or terminated, Urdang may no longer have access to NAI's global database and resources, which could have a negative impact on its ability to provide day-to-day management of the BNY Fund's or the Dreyfus Successor Fund's investments.

The Dreyfus Successor Fund, like the BNY Fund, may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Dreyfus Successor Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Successor Fund and the BNY Fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

The Dreyfus Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Dreyfus Successor Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Dreyfus Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Dreyfus Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.85% of the value of the BNY Fund's average daily net assets, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. BNY, and not the BNY Fund, pays Urdang for sub-investment advisory services to the BNY Fund. Under its agreement with Dreyfus, the Dreyfus Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and administration services at the annual rate of 0.95% of the value of the Dreyfus Successor Fund's average daily net assets. Dreyfus, and not the Dreyfus Successor Fund, will pay Urdang for sub-investment advisory services to the Dreyfus Successor Fund. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Successor Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Dreyfus Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had it occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class I shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20%. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund until such time as Class A shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization are converted to Class I shares of the Dreyfus Successor Fund, so that the direct expenses of Class A shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.45%. Such conversion is expected to occur shortly after consummation of the Reorganization.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Management fees	0.85%	0.95%[1]	0.95%[1]
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses Total	0.35%	0.31%[2]	0.31%[2]
	1.20%	1.26%	1.26%
Fee waiver and/or expense reimbursement	N/A	(0.06)%	(0.06)%
Net operating expenses	1.20%	1.20%	1.20%

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Management fees	0.85%	0.95% [1]	0.95% [1]
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.35%	0.54% [2]	0.54% [2]
Total	1.45%	1.74%	1.74%
Fee waiver and/or
expense reimbursement	N/A	(0.29)%	(0.29)%
Net operating expenses	1.45%	1.45%	1.45%

_______________________

1The management fee for the Dreyfus Successor Fund, in addition to investment advisory services, covers administration fees, which are included for the BNY Fund under "Other expenses."

2The amounts listed for the Dreyfus Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares reflect the 5.25% and 5.75% maximum sales load applicable to Class A shares of the BNY Fund and the Dreyfus Fund, respectively. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first two years of the three-, five-, and ten-years examples for Class I and Class A shares of the Dreyfus Successor Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the Dreyfus Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Successor Fund		Pro Forma After Reorganization Dreyfus Successor Fund
	Institutional Shares	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Class A Shares
1 Year	$122	$665	$122	$714	$122	$714
3 Years	$381	$960	$394	$1,065	$394	$1,065
5 Years	$660	$1,276	$686	$1,439	$686	$1,439
10 Years	$1,455	$2,169	$1,517	$2,486	$1,517	$2,486

Past Performance. Performance information for the Dreyfus Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Dreyfus Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Dreyfus Successor Fund and the BNY Fund. The bar chart shows the performance of the BNY Fund's Institutional shares for the BNY Fund's first full calendar year of operations. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the FTSE EPRA/NAREIT Global Real Estate Index, an unmanaged, market capitalization weighted index designed to measure the performance of exchange-listed real estate companies and REITs worldwide. These returns reflect the sales loads applicable to the BNY Fund's Class A shares. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes because of differences in charges and expenses.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

-7.83
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q1 '07	+6.43%
Worst Quarter:	Q4 '07	-12.15%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	Since Inception (12/29/06)
Institutional shares returns before taxes	-7.83%	-7.79%
Institutional shares returns after taxes on distributions	-8.45%	-8.41%
Institutional shares returns after taxes on distributions and sale of fund shares	-5.07%	-6.96%
Class A shares returns before taxes	-12.83%	-12.76%
FTSE EPRA/NAREIT Global Real Estate Index reflects no deduction for fees, expenses or taxes	-6.96%	-6.96%*

____________________________

* For comparative purposes, the value of the index on 12/31/06 is used as the beginning value on 12/29/06.

Primary Portfolio Managers. Todd Briddell, Peter Zabierek and Dean Frankel serve as the BNY Fund's primary portfolio managers, positions they have held since the BNY Fund's inception in December 2006, and they will also serve as the primary portfolio managers of the Dreyfus Successor Fund. Mr. Briddell is a Managing Director and Chief Investment Officer of Urdang, which he joined in 1993 as an acquisition officer, and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek is a Senior Portfolio Manager of Urdang, which he joined in 2003 as a portfolio manager and senior securities analyst; prior thereto, he was a research analyst in Morgan Stanley's REIT group. Mr. Frankel is a Senior Portfolio Manager of Urdang, which he joined in 1997 as an analyst and has managed assets since 1999.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Successor Fund are substantially similar. The BNY Fund and the Dreyfus Successor Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Dreyfus Successor Fund has classified its shares into four classes – Class A, Class C, Class I and Class T shares—which have not yet been offered to the public. The BNY Fund has classified its shares into two classes – Class A and Institutional shares. Holders of Class A shares and Institutional shares of the BNY Fund will receive Class A shares and Class I shares, respectively, of the Dreyfus Successor Fund in the Reorganization. There will be no exchange of Class C and Class T shares of the Dreyfus Successor Fund. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only) and (3) the pro forma capitalization of each class of the Dreyfus Successor Fund's shares (Class A and Class I shares only), as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Class A	Dreyfus Successor Fund Class A	Pro Forma After Reorganization Dreyfus Successor Fund Class A
Total net assets	$51,690	$0	$51,690
Net asset value per share	$9.04	N/A	$9.04
Shares outstanding	5,715.463	0	5,715.463

	BNY Fund Institutional Shares	Dreyfus Successor Fund Class I	Pro Forma After Reorganization Dreyfus Successor Fund Class I
Total net assets	$51,140,009	$0	$51,140,009
Net asset value per share	$9.04	N/A	$9.04
Shares outstanding	5,655,844	0	5,655,844

The BNY Fund's total net assets (attributable to Class A and Institutional shares), as of December 31, 2007, were approximately $51.2 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Class A Shares Outstanding	Institutional Shares Outstanding
5,715.46	6,051,570.06

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Dreyfus Successor Fund:

Percentage of Outstanding Shares
Name and Address	Before and After Reorganization
Class A Shares

Pershing LLC One Pershing Plaza, 14th Floor Product Support Jersey City, NJ 07399	72.76%

Suzanne E. Kline 231 E. 76th Street New York, NY 10021	15.05%

Karyn Marie DeMarco 88 Lockerby Lane Westwood, NJ 07675	8.71%

Institutional Shares

BNY Capital Corporation One Wall Street New York, NY 10286	16.85%

SEI Private Trust Company c/o State Street Bank and Trust One Freedom Valley Drive Attn: Mutual Fund Administrator Oaks, PA 19456	15.18%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares.

●	BNY HAMILTON HIGH YIELD FUND AND DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

It is proposed that BNY Hamilton High Yield Fund (the "BNY Fund") transfer all of its assets to Dreyfus Premier Limited Term High Yield Fund (the "Dreyfus Fund"), in exchange for Class I shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class I shares (or fractions thereof) of the Dreyfus Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares as of the date of the Reorganization.

Goal/Approach. The Dreyfus Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Dreyfus Fund seeks to maximize total return, consisting of capital appreciation and current income. The BNY Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

The Dreyfus Fund and the BNY Fund have substantially similar investment management policies. Under normal circumstances, the Dreyfus Fund, like the BNY Fund, invests at least 80% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the relevant fund's investment adviser. Each fund's portfolio may include various types of fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, municipal obligations and other debt instruments of U.S. and foreign issuers.

The Dreyfus Fund's investments in asset-backed and mortgage-related securities are limited to 25% of the Dreyfus Fund's assets, whereas the BNY Fund's investments in such securities are not limited. The Dreyfus Fund also may invest up to 5% of its assets directly in the common stock of high yield bond issuers. This percentage is in addition to any other common stock acquired as part of warrants or "units," so that the Dreyfus Fund's total common stock holdings could exceed 5% at a particular time. The BNY Fund may not invest in common stock, either directly or acquired as part of warrants or "units." The Dreyfus Fund, but not the BNY Fund, may invest in preferred stock.

The BNY Fund may invest in securities rated as low as C or the unrated equivalent as determined by BNY, but emphasizes securities that are rated in the Ba/BB and B rating categories or are the unrated equivalent as determined by BNY. The Dreyfus Fund does not, by investment policy, have to emphasize high yield securities in these ratings categories. Each fund may invest up to 20% of its assets in fixed-income securities rated investment grade or the unrated equivalent as determined by the relevant fund's investment adviser.

The Dreyfus Fund has no express limitation on its investments in foreign securities and may invest in securities denominated in foreign currencies, whereas the BNY Fund may not invest more than 25% of its assets in foreign securities and invests only in U.S. dollar-denominated securities.

The Dreyfus Fund's investment process involves a "top-down" approach to security selection. The Dreyfus Fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. The Dreyfus Fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing.

The BNY Fund generally focuses on investments in securities issued by U.S. and foreign companies that have the following characteristics:

•	companies operating in industries that have strong fundamentals;
•	companies that have good business prospects and increasing credit strength; and
•	companies that have stable or growing cash flows and effective management.

Under normal market conditions, the Dreyfus Fund generally maintains an average effective portfolio maturity of 5.5 years or less, although there is no limit on the maturity of individual securities. The BNY Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration.

Each fund may, but is not required to, use derivatives, such as futures, options and swaps. The Dreyfus Fund currently uses futures and options only as part of a hedging strategy.

The Dreyfus Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Fund is a series of the Dreyfus/Laurel Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The BNY Fund is a series of the BNY Hamilton Funds, which is a corporation organized under the laws of the State of Maryland. See "Certain Organizational Differences Between the Dreyfus/Laurel Trust and the BNY Hamilton Funds" below.

Main Risks. Because each fund has substantially similar investment objectives, policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security also may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services. Small company stocks in which the Dreyfus Fund may invest carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of a fund's mortgage-related and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

•

Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and current interest rates, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.

•

Short sale risk. (Dreyfus Fund only) The Dreyfus Fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•

Derivatives risk. The Dreyfus Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes, and interest rates), forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives, and may invest in mortgage-related securities and collateralized debt obligations and other asset-backed securities. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

Additionally, some derivatives the Dreyfus Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contracts, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

The Dreyfus Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Dreyfus Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Dreyfus Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Dreyfus Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $100 million and 0.50% of the value of such assets over $100 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.55% of the value of the BNY Fund's average daily net assets. Unlike the arrangements between most investment advisers and the funds they manage, the Dreyfus Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.70% of the value of the Dreyfus Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Dreyfus Fund's expenses except for Rule 12b-1 fees, brokerage commissions, taxes, interest, fees and expenses of the independent directors, and extraordinary expenses.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Dreyfus Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Class I shares of the Dreyfus Fund had a lower total expense ratio than each class of shares of the BNY Fund, as of January 31, 2008. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Fund for the two-year period after the Reorganization of the BNY Fund, so that the direct expenses of Class I shares of the Dreyfus Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.81%.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	BNY Fund Class A Shares	Dreyfus Fund Class I Shares	Pro Forma After Reorganization Dreyfus Fund Class I Shares
Management fees	0.55% [1]	0.55% [1]	0.70% [2]	0.70% [2]
Rule 12b-1 fee	none	0.25%	none	none
Other expenses	0.26%	0.26%	0.00%	0.00%
Total	0.81%	1.06%	0.70%	0.70%

___________

1

The management fee for the BNY Fund varies depending on the asset level of the BNY Fund. The management fee is paid at the annual rate of 0.60% of the value of the BNY Fund's average daily net assets up to $100 million and 0.50% of the value of such assets over $100 million.

2

The management fee for the Dreyfus Fund, in addition to investment advisory services, covers administration fees and certain other fund expenses, which are included for the BNY Fund under "Other expenses."

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares reflect the 4.25% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Fund	Pro Forma After Reorganization Dreyfus Fund
	Institutional Shares	Class A Shares	Class I Shares	Class I Shares
1 Year	$83	$528	$72	$72
3 Years	$259	$748	$224	$224
5 Years	$450	$985	$390	$390
10 Years	$1,002	$1,664	$871	$871

Past Performance. The bar charts and tables below illustrate the risks of investing in the Dreyfus Fund and the BNY Fund. The bar chart for the Dreyfus Fund shows the changes in the performance of the Dreyfus Fund's Class I shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table for the Dreyfus Fund compares the average annual total returns of the Dreyfus Fund's Class I shares to those of the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Merrill Lynch Constrained Index"), an unmanaged performance index benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity, and to those of the Merrill Lynch BB-B Non-Distressed Index (the "Merrill Lynch Non-Distressed Index"), an unmanaged index of BB and B rated corporate bonds. The table for the BNY Fund compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares also to those of the Merrill Lynch Constrained Index and to the Merrill Lynch Non-Distressed Index. These returns reflect the sales load applicable to the BNY Fund's Class A shares. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes because of differences in charges and expenses.

After-tax performance is shown only for Dreyfus Fund Class I shares and BNY Fund Institutional shares. After-tax performance of the BNY Fund's Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus Fund—Class I Shares

Year-by-year total returns as of 12/31 each year (%)

+0.14	+2.24	-4.01	-1.26	-11.99	+30.15	+10.87	+2.35	+8.92	+2.29
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:		Q2 '03		+10.83%
Worst Quarter:		Q3 '02		-9.86%

The year-to-date total return of the Dreyfus Fund's Class I shares as of 3/31/08 was ____%.

Dreyfus Fund Average annual total returns as of 12/31/07
Share class	1 Year	5 Years	10 Years
Class I shares returns before taxes	2.29%	10.47%	3.46%
Class I shares returns after taxes on distributions	-0.38%	7.45%	-0.05%
Class I shares returns after taxes on distributions and sale of fund shares	1.51%	7.25%	0.73%
Merrill Lynch Constrained Index reflects no deduction for fees, expenses or taxes	2.53%	10.61%	5.57%
Merrill Lynch Non-Distressed Index reflects no deduction for fees, expenses or taxes	2.84%	9.19%	6.17%

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+8.08	+2.08	+6.67	+2.70
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:	Q3 '04	+4.63%
Worst Quarter:	Q1 '05	-1.80%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share class	1 Year	Since Inception*
Institutional shares returns before taxes	2.70%	5.55%
Institutional shares returns after taxes on distributions	0.13%	3.09%

Institutional shares returns after taxes on distributions and sale of fund shares	1.75%	3.30%
Class A shares returns before taxes	-1.92%	4.29%
Merrill Lynch Constrained Index reflects no deduction for fees, expenses or taxes	2.53%	8.47%
Merrill Lynch Non-Distressed Index reflects no deduction for fees, expenses or taxes	2.84%	7.85%

*	The BNY Fund commenced operations on 5/1/03. Index comparisons begin on 4/30/03.

Primary Portfolio Managers. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, Karen Bater has served as the BNY Fund's primary portfolio manager since January 1, 2008. Ms. Bater and David Bowser have served as the primary portfolio managers of the Dreyfus Fund since July 25, 2007 and October 25, 2006, respectively. Ms. Bater is director of high yield strategies at Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of BNY and Dreyfus, which she joined in July 2007, and is responsible for managing Standish's high yield portfolios. For more than five years prior thereto, she was a senior portfolio manager with the high yield portfolio management team at NWD Investments. Mr. Bowser is a chartered financial analyst and strategist for investment grade credit and a portfolio manager for dedicated corporate mandates at Standish, which he joined in 2000. Ms. Bater and Mr. Bowser also are employees of Dreyfus and BNY.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Fund are substantially similar. The BNY Fund and the Dreyfus Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Dreyfus Fund has classified its shares into four classes – Class A, Class B, Class C and Class I shares. The BNY Fund has classified its shares into two classes – Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class I shares of the Dreyfus Fund in the Reorganization. There will be no exchange of Class A, Class B or Class C shares of the Dreyfus Fund. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of the Dreyfus Fund's Class I shares and (3) the pro forma capitalization of the Dreyfus Fund's Class I shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	BNY Fund Class A Shares	Dreyfus Fund Class I Shares	Adjustments Class I Shares	Pro Forma After Reorganization Dreyfus Fund Class I Shares
Total net assets	$189,070,968	$790,702	$17,364,276		$207,225,946
Net asset value per share	$9.38	$9.37	$6.92		$6.92
Shares outstanding	20,162,404	84,382	2,508,277	7,197,435	29,952,498

The BNY Fund's total net assets (attributable to Institutional shares and Class A shares) and the Dreyfus Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares), as of December 31, 2007, were approximately $189.9 million and $279.9 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Certain Organizational Differences Between the Dreyfus/Laurel Trust and the BNY Hamilton Funds. The BNY Fund is a series of the BNY Hamilton Funds, which is a Maryland corporation, and the rights of its shareholders are governed by the BNY Hamilton Funds' Articles of Incorporation (the "Charter"), the BNY Hamilton Funds' By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Dreyfus Fund is a series of the Dreyfus/Laurel Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Dreyfus/Laurel Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Dreyfus/Laurel Trust's By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the BNY Fund nor the Dreyfus Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Dreyfus Fund, or a majority, in the case of the BNY Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by shareholders.

Shares of the Dreyfus Fund and the BNY Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the Dreyfus Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a meeting of the Dreyfus Fund's shareholders. The Charter provides that 33-1/3% of the BNY Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a meeting of the BNY Fund's shareholders. Matters requiring a larger vote by law or under the organizational documents for the BNY Hamilton Funds or the Dreyfus/Laurel Trust are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, BNY Fund shareholders have no personal liability as such for the BNY Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Dreyfus Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Dreyfus Fund, or the Dreyfus/Laurel Trust's Board members. The Trust Agreement provides for indemnification out of the Dreyfus Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Dreyfus Fund solely by reason of being or having been a Dreyfus Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Dreyfus Fund considers the risk of a Dreyfus Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Dreyfus Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Dreyfus Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Dreyfus Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Charter and By-Laws of the BNY Hamilton Funds, and subject to the 1940 Act, a Board member or officer of the BNY Hamilton Funds is not liable to the BNY Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Board member is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the BNY Fund except where the individual is adjudged liable to the BNY Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Board member or officer is entitled to advances of expenses in the course of litigation if (i) such Board member or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the BNY Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Board members or independent legal counsel determine there is a reason to believe the Board member or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Board members and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Board members and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust Agreement and By-Laws of the Dreyfus/Laurel Trust, and subject to the 1940 Act, a Board member is entitled to indemnification against all liability and expenses reasonably incurred by such Board member in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Board member, unless such Board member is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Board member is entitled to advances of expenses in the course of litigation if (i) such Board member undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Board member provides acceptable security, (y) the Dreyfus Fund is insured against losses arising from the advances, or (z) the disinterested non-party Board members or independent legal counsel determine there is a reason to believe the Board member ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Dreyfus Fund may be indemnified to the same extent as Board members.

Under the 1940 Act, a Board member may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the BNY Fund, the BNY Hamilton Funds' Charter and By-Laws and the Maryland Code, and the Dreyfus Fund, the Dreyfus/Laurel Trust's Trust Agreement and By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the BNY Hamilton Funds' Charter and By-Laws or the Dreyfus/Laurel Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
18,153,779.320	95,522.330

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

Thomas M. Heyman Uziela B. Heyman JTWROS 14 Vitkin Street 63474 Tel Aviv Israel	61.72%	0.2629%

The Bank of New York Nancy Rosen 170 Journeys End Road South Salem, NY 10590	6.41%	0.027%

Kim Livingston Rollover IRA 16 Millstone Court Ridgefield, CT 06877	5.98%	0.025%

Ralph E. Rosamilia 34 Tall Timber Drive Morristown, NJ 07960	5.23%	0.022%

As of February 29, 2008, the following shareholders were known by the Dreyfus Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Dreyfus Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class I Shares

The Bear Stearns Co. Inc. Cash or Deferred Compensation Plan Custodial Trust Co. 101 Carnegie Ctr. Princeton, NJ 08540	59.49%	4.74%

The Bear Stearns Co. Inc. F/B/O Profit Sharing Plan Custodial Trust Co. 115 S. Jefferson Road Whippany, NJ 07981	15.85%	1.263%

Fidelity Investments Institutional Operations Co. (FIIOC), As Agent For Certain Employee Benefit Plans 101 Magellan Way Covington, KY 41015	14.14%	1.127%

United Food & Commercial Workers Unions & Employees Pension Plan 2100 N. Mayfair Road – Suite 100 Milwaukee, WI 53226	6.69%	0.533%

Class A Shares

Merrill Lynch, Pierce Fenner & Smith 4800 Deer Lake Drive – 2nd Floor Jacksonville, FL 32246	11.65%	11.65%

National Financial Services 82 Devonshire Street Boston, MA 02109	9.47%	9.47%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104	9.21%	9.21%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8.43%	8.43%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	7.37%	7.37%

Class B Shares

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	18.12%	18.12%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	13.19%	13.19%

National Financial Services 82 Devonshire Street Boston, MA 02109	9.26%	9.26%

Merrill Lynch, Pierce Fenner & Smith 4800 Deer Lake Drive – 2nd Floor Jacksonville, FL 32246	8.70%	8.70%

Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001	5.88%	5.88%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 – 3rd Floor Jersey City, NJ 07311	5.38%	5.38%

A.G. Edwards One North Jefferson St. Louis, MO 63103	5.36%	5.36%

Class C Shares

Merrill Lynch, Pierce Fenner & Smith 4800 Deer Lake Drive – 2nd Floor Jacksonville, FL 32246	33.63%	33.63%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	10.34%	10.34%

Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104	7.60%	7.60%

Wedbush Morgan Securities P.O. Box 30014 Los Angeles, CA 90030	6.62%	6.62%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.21%	5.21%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Dreyfus/Laurel Trust and the BNY Hamilton Funds, as a group, owned less than 1% of the Dreyfus Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY HAMILTON S&P 500 INDEX FUND AND DREYFUS BASIC S&P 500 STOCK INDEX FUND

It is proposed that BNY Hamilton S&P 500 Index Fund (the "BNY Fund") transfer all of its assets to Dreyfus BASIC S&P 500 Stock Index Fund (the "Dreyfus Fund"), in exchange for shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of shares (or fractions thereof) of the Dreyfus Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Investor shares as of the date of the Reorganization.

Goal/Approach. The Dreyfus Fund and the BNY Fund have the same investment objective. The Dreyfus Fund seeks to match the total return of the Standard & Poor's 500® Composite Stock Price Index (the "S&P 500® Index"). The Dreyfus Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund also seeks to match the performance of the S&P 500® Index. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Dreyfus Fund and the BNY Fund have substantially similar investment management policies. Each fund pursues its investment objective by employing a passive management strategy designed to track the returns of the S&P 500® Index. Under normal circumstances, the Dreyfus Fund, like the BNY Fund, invests substantially all of its assets (at least 95% in the case of the Dreyfus Fund and at least 80% in the case of the BNY Fund) in common stocks included in the S&P 500® Index. The Dreyfus Fund, like the BNY Fund, uses a full replication approach and generally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index. Because each fund has expenses, performance will tend to be slightly lower than that of the S&P 500® Index.

The Dreyfus Fund attempts to have a correlation between its performance and that of the S&P 500® Index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding; thus, larger companies with more available float shares have greater representation in the index than smaller ones. "Standard & Poor's®," "S&P®," "Standard & Poor's®500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the funds. Neither fund is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Dreyfus Fund or the BNY Fund.

Each fund may, but is not required to, use derivatives, such as stock index futures, as a substitute for taking a position in an underlying asset.

The Dreyfus Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Fund is a series of the Dreyfus/Laurel Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has the same investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Indexing strategy risk. Each of the Dreyfus Fund and the BNY Fund use an indexing strategy. Neither fund attempts to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the fund and the performance of the index may be affected by fund expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The Dreyfus Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Fund and the BNY Fund may invest in stock index futures contracts whose performance is tied to the S&P 500® Index. While used primarily as a substitute for the sale or purchase of securities, such investments can increase the fund's volatility and lower its return. Derivatives, such as futures contracts, can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.20% of the value of the BNY Fund's average daily net assets, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Unlike the arrangements between most investment advisers and the funds they manage, the Dreyfus Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.20% of the value of the Dreyfus Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Dreyfus Fund's expenses except for brokerage commissions, taxes, interest, fees and expenses of the independent directors and extraordinary expenses. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Dreyfus Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The Dreyfus Fund had a lower total expense ratio than each class of shares of the BNY Fund, as of January 31, 2008. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Fund for the two-year period after the Reorganization of the BNY Fund, so that the direct expenses of the Dreyfus Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.35%.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	BNY Fund Investor Shares	Dreyfus Fund Shares	Pro Forma After Reorganization Dreyfus Fund Shares
Management fees	0.20%	0.20%	0.20% [1]	0.20% [1]
Rule 12b-1 fee	none	0.25%	none	none
Other expenses	0.27%	0.27%	0.00%	0.00%
Total	0.47%	0.72%	0.20%	0.20%
Fee waiver and/or expense reimbursement	(0.12)%	(0.12)%	N/A	N/A
Net operating expenses	0.35%	0.60%	0.20%	0.20%

___________

1

The management fee for the Dreyfus Fund, in addition to investment advisory services, covers administration fees and certain other fund expenses, which are included for the BNY Fund under "Other expenses."

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first year of the three-, five-, and ten-years examples for Institutional and Investor shares of the BNY Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the BNY Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Fund	Pro Forma After Reorganization Dreyfus Fund
	Institutional Shares	Investor Shares
1 Year	$36	$61	$20	$20
3 Years	$139	$218	$64	$64
5 Years	$251	$389	$113	$113
10 Years	$580	$883	$255	$255

Past Performance. The bar charts and tables below illustrate the risks of investing in the Dreyfus Fund and the BNY Fund. The bar chart for the Dreyfus Fund shows the changes in the performance of the Dreyfus Fund's shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The tables for the Dreyfus Fund and the BNY Fund compare the average annual total returns of the Dreyfus Fund and each class of the BNY Fund, respectively, to those of S&P 500® Index, an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. For periods before the commencement of operations of the BNY Fund's Investor shares on July 25, 2002, performance information shown in the table for Investor shares is based on the performance of the BNY Fund's Institutional shares. Such performance figures have not been adjusted to reflect applicable fees and expenses; if such fees and expenses had been reflected, the performance shown may have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to the BNY Fund, performance of Institutional shares will vary from the performance of Investor shares because of differences in charges and expenses.
After-tax performance is shown for Dreyfus Fund shares and BNY Fund Institutional shares. After-tax performance of the BNY Fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus Fund

Year-by-year total returns as of 12/31 each year (%)

+28.38	+20.62	-9.26	-12.09	-22.29	+28.40	+10.63	+4.75	+15.55	+5.33
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:		Q4 '98		+21.32%
Worst Quarter:		Q3 '02		-17.29%

The year-to-date total return of the Dreyfus Fund's shares as of 3/31/08 was ____%.

Dreyfus Fund Average annual total returns as of 12/31/07
	1 Year	5 Years	10 Years
Fund returns before taxes	5.33%	12.61%	5.69%
Fund returns after taxes on distributions	5.04%	12.30%	5.24%
Fund returns after taxes on distributions and sale of fund shares	3.85%	10.99%	4.75%
S&P 500® Index reflects no deduction for fees, expenses or taxes	5.49%	12.83%	5.91%

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year(%)

			-12.44	-22.43	+28.17	+10.46	+4.57	+15.45	+5.05
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q2 '03	+15.30%
Worst Quarter:	Q3 '02	-17.35%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund Average annual total returns as of 12/31/07
Share class	1 Year	5 Years	Since Inception (4/28/00)
Institutional shares returns before taxes	5.05%	12.42%	1.41%
Institutional shares returns after taxes on distributions	3.74%	11.36%	0.62%
Institutional shares returns after taxes on distributions and sale of fund shares	4.14%	10.45%	0.85%
Investor shares returns before taxes	4.90%	12.14%	1.23%*
S&P 500® Index reflects no deduction for fees, expenses or taxes	5.49%	12.83%	1.84%**

* For the period from 4/28/00 through 7/25/02, performance information shown in the table for Investor shares is based on the performance of the BNY Fund's Institutional shares.

** The BNY Fund commenced operations on 4/28/00. Index comparisons begin on 4/30/00.

Primary Portfolio Managers. Investment decisions for the BNY Fund are made by a team of portfolio managers, which has managed the BNY Fund since its inception. The four most senior members of the team are Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Buchanan is a portfolio manager and a vice president of BNY, where he has been employed since January 2002. Ms. Krisko is a senior portfolio manager and a managing director of BNY, where she has been employed since 2005; prior thereto, she held various senior investment positions with Deutsche Asset Management and Northern Trust and was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Mr. McCormack is a senior portfolio manager and a vice president of BNY, where he has been employed since 1987. Mr. Rose is a portfolio manager and a vice president of BNY, where he has been employed since 1997. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, each member of the team also has been an employee of Mellon Capital Management Corporation, an affiliate of BNY and Dreyfus, since February 2008. Thomas Durante serves as the primary portfolio manager of the Dreyfus Fund. Mr. Durante has served as the Dreyfus Fund's primary portfolio manager since January 2002 and has been employed by Dreyfus since August 1982.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Fund are substantially similar. The BNY Fund and the Dreyfus Fund normally pay dividends quarterly and distribute any capital gains annually.

Capitalization. The Dreyfus Fund has a single class of unclassified shares. The BNY Fund has classified its shares into two classes – Institutional shares and Investor shares. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of the single class of Dreyfus Fund's shares and (3) the pro forma capitalization of the single class of the Dreyfus Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	BNY Fund Investor Shares	Dreyfus Fund Shares	Adjustments	Pro Forma After Reorganization Dreyfus Fund Shares
Total net assets	$128,665,810	$1,191,689	$1,442,522,049		$1,572,379,548
Net asset value per share	$8.72	$8.73	$30.42		$30.42
Shares outstanding	$14,748,866.724	$136,467.724	47,414,560.183	(10,618,356.11)	51,681,538.521

The BNY Fund's total net assets (attributable to Institutional shares and Investor shares) , as of December 31, 2007, were approximately $129.9 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the BNY Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Investor Shares Outstanding
14,645,891.81	135,388.21

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

William B. Smith Jr. John W. Cobb Trust U/W of Frederick H. Sides P.O. Box 2508 c/o Fogarty Cohen Selby & Nemiroff LLC Greenwich, CT 06836	16.04%

Mario Batali IRA 11 Fifth Avenue New York, NY 10003	15.71%

Joanne Wyckoff Rollover IRA 710 Smoke Hollow Trail Franklin Lakes, NJ 07417	11.91%

James Lark 108 Broadway Malverne, NY 11565	9.92%

Institutional Shares

Wachovia Bank N.A. 1525 West Wt. Harris Blvd. Charlotte, NC 28262	36.61%

L-3 Integrated Systems Veba 600 3rd Avenue New York, NY 10016	12.11%

Cement & Concrete Welfare Fd Bank of New York 32 Old Slip – Fl 15 New York, NY 10005	11.55%

As of February 29, 2008, the following shareholders were known by the Dreyfus Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Dreyfus Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization
MAC & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230	32.36%	29.55%

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	17.98%	16.42%

GPC, As Agent For MFS Heritage Trust Company P.O. Box 79377 Atlanta, GA 30357	7.00%	6.39%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Dreyfus/Laurel Company and the BNY Hamilton Funds, as a group, owned less than 1% of the Dreyfus Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY HAMILTON U.S. BOND MARKET INDEX FUND AND DREYFUS BOND MARKET INDEX FUND

It is proposed that BNY Hamilton U.S. Bond Market Index Fund (the "BNY Fund") transfer all of its assets to Dreyfus Bond Market Index Fund (the "Dreyfus Fund"), in exchange for BASIC shares and Investor shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of BASIC shares and Investor shares (or fractions thereof) of the Dreyfus Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Investor shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Dreyfus Fund and the BNY Fund have substantially similar investment objectives. The Dreyfus Fund seeks to match the total return of the Lehman Brothers U.S. Aggregate Index (the "Aggregate Bond Index"). The Dreyfus Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to track the total rate of return of the Aggregate Bond Index. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Dreyfus Fund and the BNY Fund have substantially similar investment management policies. Each fund pursues its investment objective by employing a passive management strategy designed to track the returns of the Aggregate Bond Index. Under normal circumstances, the Dreyfus Fund, like the BNY Fund, invests at least 80% of its assets in bonds included in the Aggregate Bond Index. The Dreyfus Fund's investments, like those of the BNY Fund, are selected by a "sampling" process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Aggregate Bond Index. By using this sampling process, the funds typically will not invest in all of the securities in the Aggregate Bond Index.

The Aggregate Bond Index is a broad-based, unmanaged index that covers the U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The Aggregate Bond Index includes bonds from the U.S. Treasury, U.S. government-related, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Most of the bonds in the Aggregate Bond Index are issued by the U.S. Treasury and other U.S. government and agency issuers. Lehman Brothers is not affiliated with the funds, and it does not sell or endorse the funds, nor does it guarantee the performance of the funds or the Aggregate Bond Index. Because each fund has expenses, performance will tend to be slightly lower than that of the Aggregate Bond Index.

The Dreyfus Fund attempts to have a correlation between its performance and that of the Aggregate Bond Index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The Dreyfus Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Fund is a series of the Dreyfus/Laurel Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has substantially similar investment objectives, policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Indexing strategy risk. Each of the Dreyfus Fund and the BNY Fund use an indexing strategy. Neither fund attempts to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance among bonds. The correlation between the performance of the fund and the performance of the index may be affected by fund expenses, the fund's use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically even during periods of declining interest rates.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of a fund's mortgage-related and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

The Dreyfus Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

General downturns in the economy could cause the value of asset-backed securities to fall, and the risk that any recovery on repossessed collateral might be inadequate is greater than for mortgage-backed securities.

While some securities purchased by the Mellon Fund or the BNY Fund may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

To the extent the Dreyfus Fund or BNY Fund invests in securities not included in the Aggregate Bond Index to maintain liquidity, the fund will not achieve its goal of matching the total return of the Aggregate Bond Index.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.20% of the value of the BNY Fund's average daily net assets, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Unlike the arrangements between most investment advisers and the funds they manage, the Dreyfus Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.15% of the value of the Dreyfus Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Dreyfus Fund's expenses except for Rule 12b-1 fees, brokerage commissions, taxes, interest, fees and expenses of the independent directors and extraordinary expenses. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Dreyfus Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Each class of shares of the Dreyfus Fund had a lower total expense ratio than the corresponding class of shares of the BNY Fund, as of January 31, 2008. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Fund for the two-year period after the Reorganization of the BNY Fund, so that the direct expenses of BASIC shares and Investor shares of the Dreyfus Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.35% and 0.60%, respectively.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Dreyfus Fund BASIC Shares	Pro Forma After Reorganization Dreyfus Fund BASIC Shares
Management fees	0.20%	0.15%[1]	0.15%[1]
Rule 12b-1 fee	none	none	none
Other expenses	0.28%	0.00%	0.00%
Total	0.48%	0.15%	0.15%
Fee waiver and/or expense reimbursement	(0.13)%	N/A	N/A
Net operating expenses	0.35%	0.15%	0.15%

	BNY Fund Investor Shares	Dreyfus Fund Investor Shares	Pro Forma After Reorganization Dreyfus Fund Investor Shares
Management fees	0.20%	0.15%[1]	0.15%[1]
Rule 12b-1 fee	0.25%	0.25%	0.25%
Other expenses	0.28%	0.00%	0.00%
Total	0.73%	0.40%	0.40%
Fee waiver and/or expense reimbursement	(0.13)%	N/A	N/A
Net operating expenses	0.60%	0.40%	0.40%

_______________________

1 The management fee for the Dreyfus Fund, in addition to investment advisory services, covers administration fees and certain other fund expenses, which are included for the BNY Fund under "Other expenses."

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first year of the three-, five-, and ten-years examples for Institutional and Investor shares of the BNY Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the BNY Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Fund		Pro Forma After Reorganization Dreyfus Fund
	Institutional Shares	Investor Shares	BASIC Shares	Investor Shares	BASIC Shares	Investor Shares
1 Year	$36	$61	$15	$41	$15	$41
3 Years	$141	$220	$48	$128	$48	$128
5 Years	$256	$393	$85	$224	$85	$224
10 Years	$591	$894	$192	$505	$192	$505

Past Performance. The bar charts and tables below illustrate the risks of investing in the Dreyfus Fund and the BNY Fund. The bar chart for the Dreyfus Fund shows the changes in the performance of the Dreyfus Fund's BASIC shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table for the Dreyfus Fund compares the average annual total returns of each of the Dreyfus Fund's share classes to those of the Aggregate Bond Index, a broad-based, unmanaged, market-weighted index designed to measure the performance of the U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market. The table for the BNY Fund compares the average annual total returns of each of the BNY Fund's share classes also to those of the Aggregate Bond Index. For periods before the commencement of operations of the BNY Fund's Investor shares on September 27, 2002, performance information shown in the table for Investor shares is based on the performance of the BNY Fund's Institutional shares. Such performance figures have not been adjusted to reflect applicable fees and expenses; if such fees and expenses had been reflected, the performance shown may have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in charges and expenses.

After-tax performance is shown only for the Dreyfus Fund's BASIC shares and the BNY Fund's Institutional shares. After-tax performance of each fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus Fund—BASIC Shares

Year-by-year total returns as of 12/31 each year (%)

+8.93	-1.06	+11.00	+8.06	+10.05	+3.75	+4.15	+2.18	+4.17	+7.06
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:		Q3 '02		+4.81%
Worst Quarter:		Q2 '04		-2.44%

The year-to-date total return of the Dreyfus Fund's BASIC shares as of 3/31/08 was ____%.

Dreyfus Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years

BASIC shares returns before taxes	7.06%	4.25%	5.77%

BASIC shares returns after taxes on distributions	5.19%	2.55%	3.66%

BASIC shares returns after taxes on distributions and sale of fund shares	4.54%	2.63%	3.64%

Investor shares returns before taxes	6.68%	3.99%	5.50%

Aggregate Bond Index reflects no deduction for fees, expenses or taxes	6.97%	4.42%	5.97%

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+8.07	+9.95	+3.69	+4.25	+2.10	+4.03	+6.81
'97	'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:	Q3 '02	+4.73%
Worst Quarter:	Q2 '04	-2.49%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class/ Inception Date	1 Year	5 Years	Since Inception (4/28/00)

Institutional shares returns before taxes	6.81%	4.16%	6.26%

Institutional shares returns after taxes on distributions	4.87%	2.38%	4.14%

Institutional shares returns after taxes on distributions and sale of fund shares	4.38%	2.50%	4.08%

Investor shares returns before taxes	6.65%	3.93%	6.08%*

Aggregate Bond Index reflects no deduction for fees, expenses or taxes	6.97%	4.42%	6.55%**

_____________________

* For the period from 4/28/00 through 9/27/02, performance information shown in the table for Investor shares is based on the performance of the BNY Fund's Institutional shares.

** The BNY Fund commenced operations on 4/28/00. Index comparisons begin on 4/30/00.

Primary Portfolio Managers. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, Nancy Rogers has served as the BNY Fund's primary portfolio manager since November 1, 2007. Ms. Rogers is a portfolio manager at Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of BNY and Dreyfus, which she joined in _____. Laurie Carroll has served as the Dreyfus Fund's primary portfolio manager since October 17, 1994. Ms. Carroll is the managing director of beta, stable value and short-duration strategies at Standish. In 1988, she joined Mellon Bond Associates which merged with Standish in July 2003. Ms. Rogers and Ms. Carroll also are employees of Dreyfus and BNY.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Fund are substantially similar. The BNY Fund and the Dreyfus Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Dreyfus Fund has classified its shares into two classes – BASIC shares and Investor shares. The BNY Fund has classified its shares into two classes – Institutional shares and Investor shares. Holders of Institutional shares and Investor shares of the BNY Fund will receive BASIC shares and Investor shares, respectively, of the Dreyfus Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Dreyfus Fund's shares and (3) the pro forma capitalization of each class of the Dreyfus Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Dreyfus Fund BASIC Shares	Adjustments BASIC Shares	Pro Forma After Reorganization Dreyfus Fund BASIC Shares
Total net assets	$101,586,795	$239,483,490		$341,070,285
Net asset value per share	$10.40	$10.17		$10.17
Shares outstanding	$9,764,557	23,550,599	220,831	33,535,987

	BNY Fund Investor Shares	Dreyfus Fund Investor Shares	Adjustments Investor Shares	Pro Forma After Reorganization Dreyfus Fund Investor Shares
Total net assets	$122,525	$306,243,038		$306,365,563
Net asset value per share	$10.40	$10.16		$10.16
Shares outstanding	$11,782	30,131,170	278	30,143,230

The BNY Fund's total net assets (attributable to Institutional shares and Investor shares) and the Dreyfus Fund's total net assets (attributable to BASIC shares and Investor shares), as of December 31, 2007, were approximately $101.7 million and $545.7 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Investor Shares Outstanding
10,903,918.450	14,905.100

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

Edward Grebow SEP IRA 1136 Fifth Avenue New York, NY 10128	19.35%	0.0087%

Wayne T. Kernochan James G. Kernochan UTMA MA 113 Bristol Road Wellesley, MA 02481	17.13%	0.0077%

The Bank of New York Elizabeth Clark Olsen Christopher Olsen 36 Wyandamere Drive Woodcliff Lake, NJ 07677	15.84%	0.0071%

Robert D. Wachs IRA 418 E. 59th Street New York, NY 10022	12.36%	0.0056%

Khelanand V. Jairam Conversion Roth IRA 230 Main Street East Rockaway, NY 11518	8.13%	0.0036%

Stephanie S. Gaj The Minnie Petise Trust F/B/O Janas Gaj P.O. Box 736 Suffield, CT 06078	8.04%	0.0035%

Institutional Shares

Wachovia Bank N.A. 1525 West Wt. Harris Blvd. Charlotte, NC 28262	17.45%	5.434%

Pace Industry Health & Welfare Fund 3320 Perimeter Hill Drive Nashville, TN 37211	12.30%	3.831%

Ethical Culture Fieldston School 33 Central Park West New York, NY 10023	8.54%	2.661%

L-3 Integrated Systems Veba 600 3rd Avenue New York, NY 10016	5.94%	1.851%

As of February 29, 2008, the following shareholders were known by the Dreyfus Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Dreyfus Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

Reliance Trust Company TTEE Copeland Retirement Trust Account Group Trust 400 Atrium Drive Somerset, NJ 08873	18.54%	18.54%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.99%	13.98%

AIG Federal Savings Bank TTEE 2929 Allen Parkway L3-00 Houston, TX 77019	12.51%	12.51%

Patterson & Co. F/B/O Comerica For Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288	10.42%	10.42%

Wells Fargo Bank of Minnesota NPF Coordinator Wells Fargo Center 6th & Marquette P.O. Box 9131 Minneapolis, MN 55480	6.86%	6.86%

National Financial Services 82 Devonshire Street Boston, MA 02109	6.43%	6.42%

BASIC Shares

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	31.26%	21.52%

MAC & Co. 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	14.28%	9.83%

Merrill Lynch, Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive – 3rd Floor Jacksonville, FL 32246	12.76%	8.79%

National Financial Services 82 Devonshire Street Boston, MA 02109	6.27%	4.31%

Fidelity Investments Institutional Operations Co. 100 Magellan Way Covington, KY 41015	5.12%	3.53%

TrustLynx & Co. P.O. Box 173736 Denver, CO 80217	5.06%	3.48%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Dreyfus/Laurel Company and the BNY Hamilton Funds, as a group, owned less than 1% of the Dreyfus Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY HAMILTON ENHANCED INCOME FUND AND DREYFUS ENHANCED INCOME FUND

It is proposed that BNY Hamilton Enhanced Income Fund (the "BNY Fund") transfer all of its assets to Dreyfus Enhanced Income Fund (the "Dreyfus Successor Fund"), in exchange for Investor shares and Institutional shares of the Dreyfus Successor Fund and the assumption by the Dreyfus Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Dreyfus Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Investor shares and Institutional shares (or fractions thereof) of the Dreyfus Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A shares and Institutional shares, respectively, as of the date of the Reorganization. Shortly after consummation of the Reorganization, Investor shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization will be converted to Institutional shares of the Dreyfus Successor Fund.

Goal/Approach. The Dreyfus Successor Fund and the BNY Fund have substantially similar investment objectives. The Dreyfus Successor Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The BNY Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

The Dreyfus Successor Fund and the BNY Fund have substantially similar investment management policies. The Dreyfus Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in fixed-income securities of U.S. and foreign issuers that are rated investment grade or are the unrated equivalent as determined by the relevant fund's investment adviser. The Dreyfus Successor Fund's fixed-income investments, like those of the BNY Fund, may include: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including securities that are neither insured nor guaranteed by the U.S. government), debt securities and securities with debt-like characteristics issued by domestic and foreign private issuers (including corporations, partnerships, trusts or similar entities), foreign governments and their subdivisions, agencies and sponsored enterprises and supranational entities, municipal securities, convertible securities, preferred stock, guaranteed investment contracts, asset-backed securities, and mortgage-related securities. The Dreyfus Successor Fund, like the BNY Fund, typically will invest a significant portion of its assets in mortgage-related securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs")), asset-backed securities and commercial paper issued by banks or bank holding companies, finance companies and corporations.

The Dreyfus Successor Fund, like the BNY Fund, will seek to provide a high degree of share price stability. In seeking to help manage share price volatility and preserve shareholders' capital, the Dreyfus Successor Fund, like the BNY Fund, will attempt to keep the average effective duration of its overall portfolio, under normal market conditions, between three and thirteen months. The Dreyfus Successor Fund, like the BNY Fund, will invest only in securities with effective or final maturities of five years or less. The Dreyfus Successor Fund, like the BNY Fund, may adjust its holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten its duration below three months based on the portfolio manager's interest rate outlook or adverse market conditions. The Dreyfus Successor Fund also may engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to manage share price volatility, increase income, manage interest rate risk, manage the effective duration or maturity of the Dreyfus Successor Fund's portfolio, and otherwise manage the fund's exposure to investment risks. The BNY Fund uses similar risk management techniques.

The Dreyfus Successor Fund, like the BNY Fund, will focus primarily on U.S. securities, but may invest up to 25% of its assets in fixed-income securities of foreign issuers. Other than investments in foreign government obligations, each fund's investments in foreign securities will consist only of U.S. dollar-denominated securities.

For additional yield, the Dreyfus Successor Fund, like the BNY Fund, may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by its investment adviser. In addition, to enhance current income, the Dreyfus Successor Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

The benchmarks of the Dreyfus Successor Fund and the BNY Fund are the Lehman Brothers 9-12 Month Treasury Note Index (the "Lehman 9-12 Month Treasury Note Index") and the Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (the "Merrill Lynch 3-Month LIBOR Index").

The Dreyfus Successor Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Dreyfus Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Dreyfus Successor Fund is a series of the Dreyfus Successor Company, which is a corporation organized under the laws of the State of Maryland. The BNY Fund is a series of the BNY Hamilton Funds, which is also a corporation organized under the laws of the State of Maryland.

Main Risks. Because each fund has the same portfolio management, and substantially similar investment objectives, policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Dreyfus Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Dreyfus Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Dreyfus Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. Although the Dreyfus Successor Fund and the BNY Fund each invests primarily in investment grade bonds, each fund may invest to a limited extent in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and current interest rates, liquidity and credit quality of such sectors. The Dreyfus Successor Fund and the BNY Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

U.S. Government securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations are backed by the full faith and credit of the U.S. Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so), and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. government obligations trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of a fund's mortgage-related and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

•

Derivatives risk. In addition to mortgage-related and asset-backed securities, the Dreyfus Successor Fund and the BNY Fund may use derivative instruments such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Dreyfus Successor Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.

•

Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed securities, the U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

The Dreyfus Successor Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Dreyfus Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance. A fund's forward roll transactions will increase its portfolio turnover rate.

Under adverse market conditions, the Dreyfus Successor Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Dreyfus Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Dreyfus Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Management Fee. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets up to $300 million, 0.095% for the next $200 million of assets and 0.09% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.07% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.10% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Dreyfus Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory and administration services at the annual rate of 0.17% of the value of the Dreyfus Successor Fund's average daily net assets. As a result of the Reorganization, the management fee payable to Dreyfus by the Dreyfus Successor Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Dreyfus Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Dreyfus Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Net operating expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Institutional shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.37%. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Dreyfus Successor Fund until such time as Investor shares of the Dreyfus Successor Fund received by BNY Fund shareholders in the Reorganization are converted to Institutional shares of the Dreyfus Successor Fund, so that the direct expenses of Investor shares of the Dreyfus Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.62%. Such conversion is expected to occur shortly after consummation of the Reorganization.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Dreyfus Successor Fund Institutional Shares	Pro Forma After Reorganization Dreyfus Successor Fund Institutional Shares
Management fees	0.10%[1]	0.17%[2]	0.17%[2]
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.44%	0.29%[3]	0.29%[3]
Total	0.54%	0.46%	0.46%
Fee waiver and/or expense reimbursement	(0.17)%	(0.09)%	(0.09)%
Net operating expenses	0.37%	0.37%	0.37%

	BNY Fund Class A	Dreyfus Successor Fund Investor Shares	Pro Forma After Reorganization Dreyfus Successor Fund Investor Shares
Management fees	0.10%[1]	0.17%[2]	0.17%[2]
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.44%	0.32%[3]	0.32%[3]
Total	0.79%	0.74%	0.74%
Fee waiver and/or expense reimbursement	(0.17)%	(0.12)%	(0.12)%
Net operating expenses	0.62%	0.62%	0.62%

_______________________

1The management fee for the BNY Fund varies depending on the asset level of the BNY Fund. The management fee is paid at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets up to $300 million, 0.095% for the next $200 million of assets, and 0.090% of the value of such assets over $500 million.

2The management fee for the Dreyfus Successor Fund, in addition to investment advisory services, covers administration fees, which are included for the BNY Fund under "Other expenses."

3The amounts listed for the Dreyfus Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares reflect the 1.50% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and, for the BNY Fund, the first year and, for the Dreyfus Successor Fund, the first two years of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the BNY Fund and the Dreyfus Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Dreyfus Successor Fund		Pro Forma After Reorganization Dreyfus Successor Fund
	Institutional Shares	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Class A Shares
1 Year	$38	$212	$38	$63	$38	$63
3 Years	$156	$382	$139	$224	$139	$224
5 Years	$285	$566	$249	$400	$249	$400
10 Years	$661	$1,098	$570	$907	$570	$907

Past Performance. Performance information for the Dreyfus Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Dreyfus Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Dreyfus Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the Lehman 9-12 Month Treasury Note Index, an unmanaged index designed to measure the performance of U.S. Treasury notes and bonds with remaining maturities of from nine up to but not including twelve months, and the Merrill Lynch 3-Month LIBOR Index, an unmanaged index that measures current interest rates on 3-month constant maturity dollar-denominated deposits. These returns reflect the sales loads applicable to the BNY Fund's Class A shares. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class because of differences in charges and expenses.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BNY Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+1.86	+0.76	+2.88	+4.77	+1.09
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07
Best Quarter:	Q2 '07	+1.31%
Worst Quarter:	Q4 '07	-2.28%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	Since Inception
Institutional shares (5/1/02) returns before taxes	1.09%	2.26%	2.28%
Institutional shares returns after taxes on distributions	-0.73%	1.10%	1.15%
Institutional shares returns after taxes on distributions and sale of fund shares	0.72%	1.26%	1.29%
Class A shares (5/7/02) returns before taxes	-0.16%	1.80%	1.84%
Lehman 9-12 Month Treasury Note Index reflects no deduction for fees, expenses or taxes	5.87%	3.01%	3.04%*
Merrill Lynch 3-Month LIBOR Index reflects no deduction for fees, expenses or taxes	5.61%	3.28%	3.12%*

* For comparative purposes, the value of the index on 4/30/02 is used as the beginning value on 5/1/02 and 5/7/02.

Primary Portfolio Managers. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, Laurie Carroll and Theodore Bair, Jr. have served as the BNY Fund's primary portfolio managers since March 2008. Ms. Carroll and Mr. Bair also will serve as the Dreyfus Successor Fund's primary portfolio managers. Ms. Carroll is the managing director of beta, stable value and short-duration strategies at Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of BNY and Dreyfus. In 1988, she joined Mellon Bond Associates which merged with Standish in July 2003. Mr. Bair is a senior portfolio manager for short-duration strategies at Standish, where he has been employed since 1995. Ms. Carroll and Mr. Bair also are employees of Dreyfus and BNY.

Distributions. The dividends and distributions policies of the BNY Fund and the Dreyfus Successor Fund are substantially similar. The BNY Fund and the Dreyfus Successor Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Dreyfus Successor Fund has classified its shares into two classes – Investor shares and Institutional shares—which have not yet been offered to the public. The BNY Fund has classified its shares into two classes – Class A shares and Institutional shares. Holders of Class A shares and Institutional shares of the BNY Fund will receive Investor shares and Institutional shares, respectively, of the Dreyfus Successor Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Dreyfus Successor Fund's shares and (3) the pro forma capitalization of each class of the Dreyfus Successor Fund's shares, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date.

	BNY Fund Class A	Dreyfus Successor Fund Investor Shares	Pro Forma After Reorganization Dreyfus Successor Fund Investor Shares
Total net assets	$1,859,575	$0	$1,859,575
Net asset value per share	$1.91	N/A	$1.91
Shares outstanding	975,085	0	975,085

	BNY Fund Institutional Shares	Dreyfus Successor Fund Institutional Shares	Pro Forma After Reorganization Dreyfus Successor Fund Institutional Shares
Total net assets	$37,092,451	$0	$37,092,451
Net asset value per share	$1.90	N/A	$1.90
Shares outstanding	19,481,602	0	19,481,602

The BNY Fund's total net assets (attributable to Class A shares and Institutional shares), as of December 31, 2007, were approximately $39 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Class A Shares Outstanding	Institutional Shares Outstanding
969,334.380	16,792,187.820

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Dreyfus Successor Fund:

Percentage of Outstanding Shares
Name and Address	Before and After Reorganization

Class A Shares

Saint Clare's Hospital 25 Pocono Road Denville, NJ 07834	12.75%

Wells College – BNY Enhanced Income Fund Diane L. Hutchinson Vice President Treasurer Wells College Aurora, NY 13026	9.76%

Alice M. Graham Marjory Tait 82 Bruce Park Avenue Greenwich, CT 06830	9.33%

Jack M. Dodick Lynne B. Dodick JTWROS 45 Trails End Road Weston, CT 06883	7.73%

New York Blood Center/Collateral Controller, NY Blood Center Inc. 1200 Prospect Avenue Westbury, NY 11590	7.25%

Robert J. Gellert Frances Petschek Trust c/o United Continental Corp. 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Robert J. Gellert c/o United Continental Corp. 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Robert J. Gellert Rodolfo Perschek Trust 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Max E. Gellert c/o United Continental Corp. 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Catherine G. Ross 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Michael Gellert 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Martin F. Gellert 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Bridget G. Lyons C/O United Continental Corp. 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Ina Schlesinger c/o United Continental Corp. 122 E. 42nd Street – 34th Floor New York, NY 10168	6.80%

Institutional Shares

Wachovia Bank N.A. 1525 West Wt. Harris Blvd. Charlotte, NC 28262	9.07%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares.

EXHIBIT B

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of _______, 2008

(the "Agreement"), between BNY HAMILTON FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of _______ (the "Fund"), and __________ (the "Acquiring Company"), a [Maryland corporation/Massachusetts business trust], on behalf of ___________ (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's [List Classes] shares ("Acquiring Fund Shares") of [common stock/beneficial interest], par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Fund is properly treated as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their [respective] shares of common stock [and beneficial interest, respectively];

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

[Applicable only with respect to the Operating Acquiring Funds] WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

[Applicable only with respect to the Successor Acquiring Funds] WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Assets of the Fund shall be made on the Closing Date and shall be delivered to [Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258/The Bank of New York, 100 Church Street, New York, New York 10286], the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the [corresponding class of] Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the corresponding shares of the Fund on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10      As soon as practicable after the Closing Date, the Company shall provide the Acquiring Company with copies of all books and records that pertain to the Fund that the Acquiring Company is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's [Articles of Incorporation/Agreement and Declaration of Trust], as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be September 12, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for the Fund's fiscal year ended December 31, 2007 have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such date, and there are no known contingent liabilities of the Fund as of such date not disclosed therein.

(i) Since December 31, 2007, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statements of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a [Maryland corporation/Massachusetts business trust] duly organized and validly existing under the laws of the [State of Maryland/Commonwealth of Massachusetts], and has power to carry out its obligations under this Agreement.

(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(g) [Applicable only with respect to the Operating Acquiring Funds] The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for its fiscal year ended _______, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such date.

(h) [Applicable only with respect to the Operating Acquiring Funds] Since _______, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statements of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) [Applicable only with respect to the Operating Acquiring Funds] At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) [Applicable only with respect to the Operating Acquiring Funds] For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Company by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) [Applicable only with respect to the Operating Acquiring Funds] The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

(p) [Applicable only with respect to the Successor Acquiring Funds] The Acquiring Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. As of the time immediately following the Closing, the Fund's shareholders will own all of the outstanding Acquiring Fund Shares. Upon filing of its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

5.	COVENANTS OF THE COMPANY AND THE ACQUIRING COMPANY, ON BEHALF OF THE FUND AND THE ACQUIRING FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, subject to paragraph 8.5, payment of customary dividends and other distributions and shareholder purchases and redemptions.

5.2       The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other lawful action reasonably necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes and of any capital loss carryforwards and other items which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       The Company, on behalf of the Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Fund shares.

5.9       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.10      Each of the Fund and the Acquiring Fund and the Company and the Acquiring Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3       The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, counsel to the Fund, in a form reasonably satisfactory to the Acquiring Company, substantially to the effect that:

That (a) the Company is a corporation validly existing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A and the Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company, on behalf of the Fund, enforceable against the Company, with respect to the Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity; (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of the express terms of any agreement filed as an exhibit to the Company's registration statement on Form N-1A to which the Fund is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Fund is a party or by which it or its property is bound, under the express terms thereof; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Company, on behalf of the Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or blue sky laws of the various states (as to which such counsel need express no opinion); (e) to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and (f) the Company is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel (based solely on a telephone conversation with a member of the staff of the Commission), no order has been issued or proceeding instituted to suspend such registration.

Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Board members of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Company may reasonably request.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

6.4       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Fund shall have received on the Closing Date an opinion of [Stroock & Stroock & Lavan LLP/Kirkpatrick & Lockhart Preston Gates Ellis LLP], counsel to the Acquiring Fund, in a form satisfactory to the Company, substantially to the effect that:

That (a) the Acquiring Company is a [corporation/voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust] validly existing under the laws of the [State of Maryland/Commonwealth of Massachusetts] and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A and the Acquiring Fund is a duly established and designated series of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, is a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Company, with respect to the Acquiring Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity; (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company's Charter or By-Laws or result in a material violation of the express terms of any agreement filed as an exhibit to the Acquiring Company's registration statement on Form N-1A to which the Acquiring Fund is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Acquiring Fund is a party or by which it or its property is bound, under the express terms thereof; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the [State of Maryland/Commonwealth of Massachusetts] is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or blue sky laws of the various states (as to which such counsel need express no opinion); (e) to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and (f) the Acquiring Company is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel (based solely on a telephone conversation with a member of the staff of the Commission), no order has been issued or proceeding instituted to suspend such registration.

Such counsel may rely as to matters governed by the laws of the [State of Maryland/Commonwealth of Massachusetts] on an opinion of [Maryland/Massachusetts] counsel and/or certificates of officers or Board members of the Acquiring Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

7.3       The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the Company's Board and the Acquiring Company's Board, and by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Prior to the Valuation Date, the Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

9.1       This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

9.2       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

10.	TERMINATION OF AGREEMENT; EXPENSES.

10.1      This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

10.2      If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this paragraph 10, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Company, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

10.3      Each of the Acquiring Company and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.4      Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Fund's and Acquiring Fund's respective investment adviser.

11.	AMENDMENTS.

This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Acquiring Company; provided, however, that following the meeting of shareholders of the Fund referred to in paragraph 5.2, no such amendment may have a material adverse effect on the interests of the Fund Shareholders under this Agreement without their further approval.

12.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

13.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

13.1      The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

13.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland [and the Commonwealth of Massachusetts, respectively], without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Company's Charter[; a copy of the Acquiring Company Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Company's principal offices]. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Acquiring Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

_____________, on behalf of ____________

By:
J. David Officer,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

BNY HAMILTON FUNDS, INC., on behalf of BNY Hamilton ________ Fund
By:
Joseph Murphy,
President

ATTEST:
Jennifer English,
Secretary

EXHIBIT C(1)

DESCRIPTION OF DREYFUS SUCCESSOR COMPANY BOARD MEMBERS

Board Members of the Dreyfus Successor Company, together with information as to their positions with the Dreyfus Successor Company, principal occupations and other board memberships and affiliations are shown below.1

Name (Age) Position with Dreyfus Successor Company (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations
Joseph S. DiMartino (64) Chairman of the Board (1995)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

Gordon J. Davis (66) Board Member (1993)	Partner in the law firm of Dewey & LeBoeuf, LLP President, Lincoln Center for the Performing Arts, Inc. (2001)	Consolidated Edison, Inc., a utility company, Director Phoenix Companies, Inc., a life insurance company, Director Board Member/Trustee for several not-for-profit groups

David P. Feldman (68) Board Member (1991)	Corporate Director and Trustee	BBH Mutual Funds Group (11 funds), Director The Jeffrey Company, a private investment company, Director

Lynn Martin (68) Board Member (1994)	Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women (March 1993-September 2005)

AT&T Inc.,a telecommunications company, Director

Ryder System, Inc., a supply chain and transportation management company, Director

The Procter & Gamble Co., a consumer products company, Director

Constellation Energy Group, Director

Member Chicago Council on Global Affairs

Coca Cola International Advisory Council

Deutsche Bank Advisory Council

Daniel Rose (78) Board Member (1992)	Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm	Baltic-American Enterprise Fund, Director Harlem Educational Activities Fund, Inc., Chairman Housing Committee of the Real Estate Board of New York, Inc., Director

Philip L. Toia (74) Board Member (1997)	Private Investor	None

Anne Wexler (78) Board Member (1994)	Chairman of Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present	Wilshire Mutual Funds (5 funds), Director The Community Foundation for the National Capital Region, Director Member of the Council of Foreign Relations Member of the National Park Foundation

______________

1 None of the Board members are "interested persons" of the Dreyfus Successor Company, as defined in the 1940 Act.

EXHIBIT C(2)

DESCRIPTION OF DREYFUS/LAUREL COMPANY AND DREYFUS/LAUREL TRUST BOARD MEMBERS

Board Members of the Dreyfus/Laurel Company and Dreyfus/Laurel Trust, together with information as to their positions with the Dreyfus/Laurel Company and Dreyfus/Laurel Trust, principal occupations and other board memberships and affiliations are shown below.1

Name (Age) Position with Dreyfus/Laurel Company or Dreyfus/Laurel Trust (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations
Joseph S. DiMartino (64) Chairman of the Board (1999)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (73) Board Member (1994)	Chairman of the Board, Davidson Cotton Company (1998-2002)	Bill Barrett Company, an oil and gas exploration company, Director

J. Tomlinson Fort (79) Board Member (1994)	Retired; Of Counsel, Reed Smith LLP (1998-January 2005)	Allegheny College, Emeritus Trustee Pittsburgh Ballet Theatre, Trustee American College of Trial Lawyers, Fellow

Kenneth A. Himmel (61) Board Member (1988)

President and CEO, Related Urban Development, a real estate development company (1996-present)

President and CEO, Himmel & Company, a real estate development company (1980-present)

CEO, American Food Management, a restaurant company (1983-present)

None

Stephen J. Lockwood (60) Board Member (1993)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)	None

Roslyn Watson (58) Board Member (1992)	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	American Express Bank, Director The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee National Osteoporosis Foundation, Trustee

Benaree Pratt Wiley (61) Board Member (1998)

Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Boston College, Trustee

Blue Cross Blue Shield of Massachusetts, Director

Commonwealth Institute, Director

Efficacy Institute, Director

PepsiCo African - American, Advisory Board

The Boston Foundation, Director

Harvard Business School Alumni Board, Director

______________

1 None of the Board members are "interested persons" of the Dreyfus/Laurel Company or Dreyfus/Laurel Trust, as defined in the 1940 Act.

BNY HAMILTON FUNDS, INC.

The undersigned shareholder of BNY Hamilton ________Fund (the "Fund"), a series of BNY Hamilton Funds, Inc. (the "Company"), hereby appoints _______________ and ____________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on April 14, 2008, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor East, New York, New York 10166, at10:00 a.m., on Wednesday, July 16, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated:
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to _________Fund (the "Dreyfus Fund"), in exchange for ____ shares of the Dreyfus Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Dreyfus Fund of the Fund's stated liabilities (the "Reorganization"). _____ shares of the Dreyfus Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A and Institutional shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Subject to Completion, March 26, 2008

STATEMENT OF ADDITIONAL INFORMATION
___________, 2008
Acquisition of the Assets of
BNY Hamilton S&P 500 Index Fund BNY Hamilton U.S. Bond Market Index Fund (each, a Series of BNY Hamilton Funds, Inc.)
3425 Stelzer Road
Columbus, Ohio 43219
1-800-4269363
By and in Exchange for common shares, BASIC shares or Investor shares of
Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund (each, a Series of The Dreyfus/Laurel Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Prospectus/Proxy Statement dated __________, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Hamilton S&P 500 Index Fund and BNY Hamilton U.S. Bond Market Index Fund (the “BNY Funds”), each a series of BNY Hamilton Funds, Inc. (the “Company”), in exchange for common shares, BASIC shares and Investor shares of Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund (the “Funds”), each a series of The Dreyfus/Laurel Funds, Inc. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Funds’ Statement of Additional Information dated March 1, 2008.
2.	The Funds’ Annual Reports for the fiscal year ended October 31, 2007.
3.	The BNY Funds’ Annual Reports for the fiscal year ended December 31, 2007.
4.	The BNY Funds’ Statement of Additional Information, dated April 30, 2007.
5.	Pro Forma financials for the period ended December 31, 2007.

The Combined Prospectus/Proxy Statement dated ___________, 2008 may be obtained by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or the BNY Funds at 3425 Stelzer Road, Columbus, Ohio 43219.

DOCUMENTS INCORPORATED BY REFERENCE

The BNY Funds’ Statement of Additional Information dated April 30, 2007 is incorporated herein by reference to the Company’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A, filed April 30, 2007 (File No. 33-47703). The financial statements of the BNY Funds are incorporated herein by reference to the Annual Reports dated December 31, 2007.

The Statement of Additional Information of the Funds dated March 1, 2008 is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registration Statement on Form N-1A, filed February 27, 2008 (File No. 33-16338). The financial statements of the Funds are incorporated herein by reference to their Annual Reports dated October 31, 2007.

Pro Forma STATEMENT OF INVESTMENTS Dreyfus Bond Market Index Fund December 31, 2007 (Unaudited)

			Dreyfus Bond Market Index Fund		BNY Hamilton U.S. Bond Market Index Fund		Pro Forma Combined (*)	Dreyfus Bond Market Index Fund	BNY Hamilton U.S. Bond Market Index Fund	Pro Forma Combined (*)

Bonds and Notes--97.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)					Value ($)
Aerospace & Defense--.4%
Boeing,
Debs.	7.25	6/15/25	150,000				150,000	176,310		176,310
General Dynamics Corp.	4.25	5/15/13			125,000		125,000		122,603	122,603
Lockheed Martin Corp.
Series B	6.15	9/1/36			75,000		75,000		77,570	77,570
Northrop Grumman,
Unsub. Debs.	7.75	3/1/16	540,000				540,000	630,747		630,747
Raytheon Co.	4.85	1/15/11			125,000		125,000		125,321	125,321
Raytheon,
Debs.	7.20	8/15/27	150,000				150,000	172,712		172,712
United Technologies Corp.	6.7	8/1/28			50,000		50,000		54,288	54,288
United Technologies,
Sr. Unsub. Notes	4.88	5/1/15	500,000				500,000	493,947		493,947
United Technologies,
Debs.	8.75	3/1/21	50,000				50,000	65,080		65,080
								1,538,796	379,782	1,918,578
Airlines--.0%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	7/2/19	209,879				209,879	213,028		213,028

Asset-Backed Ctfs./Auto Receivables--.4%
Americredit Automobile Receivables
Trust, Ser. 2006-RM, Cl. A2	5.42	8/8/11	500,000				500,000	504,035		504,035
Chase Manhattan Auto Owner Trust,
Series 2006-A, Class A4	5.36	1/15/13			90,000		90,000		91,071	91,071
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	6.02	5/15/46	1,000,000	a			1,000,000	1,037,531		1,037,531
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	261,385				261,385	261,821		261,821
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	700,000				700,000	707,850		707,850
								2,511,237	91,071	2,602,308
Asset-Backed Ctfs./Credit Cards--.4%
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1	3.45	10/17/11	950,000				950,000	941,971		941,971
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000				200,000	185,518		185,518
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000				500,000	497,182		497,182
MBNA Master Credit Card Trust,
Series 1999-J, Class A	7.00	2/15/12			875,000		875,000		916,220	916,220
								1,624,671	916,220	2,540,891
Asset-Backed Ctfs./Home Equity Loans--.3%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	200,000	a			200,000	197,028		197,028
Countrywide Asset-Backed
Certificates, Ser. 2006-11,
Cl. 1AF4	6.30	9/25/46	1,030,000	a			1,030,000	957,288		957,288
CPL Transition Funding,
Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000				550,000	573,520		573,520
Peco Energy Transition Trust,
Ser. 1999-A, Cl. A7	6.13	3/1/09	150,699				150,699	151,610		151,610
								1,879,446		1,879,446
Automobile Manufacturers--.1%
DaimlerChrysler N.A. Holding,
Gtd. Notes	7.30	1/15/12	400,000				400,000	426,817		426,817
DaimlerChrysler N.A. Holding,
Gtd. Notes	8.50	1/18/31	200,000				200,000	252,958		252,958
Daimler Finance NA LLC	6.50	11/15/13			225,000		225,000		235,126	235,126
								679,775	235,126	914,901
Banks—3.4%
Abbey National,
Sub. Debs.	7.95	10/26/29	350,000				350,000	416,188		416,188
Bank of America Corp.	5.38	6/15/14			275,000		275,000		277,854	277,854
Bank of America Corp.
Capital Trust XI	6.63	5/23/36			125,000		125,000		121,611	121,611
Bank of America,
Unscd. Notes	5.13	11/15/14	350,000	b			350,000	345,010		345,010
Bank of America,
Sr. Notes	5.63	10/14/16	575,000	b			575,000	579,346		579,346
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	750,000				750,000	753,128		753,128
Bank of America,
Sub. Notes	7.80	2/15/10	500,000				500,000	530,159		530,159
Bank One,
Sub. Notes	5.90	11/15/11	500,000				500,000	519,610		519,610
Bayerische Landesbank/New York,
Sub. Notes	5.88	12/1/08	300,000				300,000	305,581		305,581
BB & T Corp.	4.90	6/30/17			150,000		150,000		138,501	138,501
BB & T,
Sub. Notes	4.75	10/1/12	325,000				325,000	318,685		318,685
Deutsche Bank AG London	6.00	9/1/17			75,000		75,000		77,773	77,773
European Investment Bank	5.13	5/30/17			250,000	b	250,000		260,812	260,812
Fifth Third Bank	4.20	2/23/10			200,000		200,000		198,252	198,252
Dresdner Bank-New York,
Sub. Debs.	7.25	9/15/15	145,000				145,000	154,344		154,344
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000				250,000	246,500		246,500
Fleet Financial Group,
Sub. Notes	7.38	12/1/09	175,000				175,000	182,453		182,453
Golden West Financial,
Sr. Notes	4.75	10/1/12	1,000,000				1,000,000	988,408		988,408
HSBC Holdings,
Sub. Notes	6.50	5/2/36	250,000				250,000	243,816		243,816
HSBC Holdings,
Sub. Notes	6.50	9/15/37	430,000		125,000		555,000	418,111	121,154	539,265
HSBC Holdings,
Sub. Notes	7.50	7/15/09	200,000				200,000	207,650		207,650
KeyBank,
Sub. Debs.	6.95	2/1/28	100,000				100,000	106,199		106,199
KFW International Finance,
Gtd. Debs.	8.00	2/15/10	35,000				35,000	38,083		38,083
KFW,
Gov’t Gtd. Notes	3.25	3/30/09	1,250,000				1,250,000	1,239,025		1,239,025
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000				1,200,000	1,199,636		1,199,636
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000				1,240,000	1,279,862		1,279,862
Korea Development Bank,
Notes	5.50	11/13/12	350,000				350,000	354,822		354,822
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Notes, Ser. 6	3.88	9/4/08	1,175,000				1,175,000	1,174,537		1,174,537
Mercantile Bankshares Corp.
Series B	4.65	4/15/13			200,000		200,000		197,565	197,565
National City Bank,
Notes	4.50	3/15/10	1,275,000				1,275,000	1,282,111		1,282,111
NationsBank,
Sub. Notes	7.80	9/15/16	235,000				235,000	266,789		266,789
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	55,000				55,000	57,118		57,118
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	500,000				500,000	511,276		511,276
PNC Funding,
Gtd. Notes	5.25	11/15/15	225,000				225,000	218,417		218,417
Royal Bank of Scotland Group PLC
(Great Britain)	5.00	10/1/14			175,000		175,000		171,261	171,261
Royal Bank of Scotland Group,
Sub. Notes	6.38	2/1/11	410,000				410,000	424,401		424,401
Sanwa Finance Aruba,
Bank Gtd. Notes	8.35	7/15/09	150,000				150,000	157,628		157,628
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000	b			500,000	517,016		517,016
Sovereign Bancorp,
Sr. Notes	4.80	9/1/10	500,000	a			500,000	498,441		498,441
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000				200,000	189,490		189,490
Suntrust Capital VIII,
Gtd. Bonds	6.10	12/1/66	335,000	a			335,000	279,643		279,643
UBS AG/Stamford	5.88	7/15/16			75,000		75,000		76,550	76,550
US Bank NA	4.95	10/30/14			225,000		225,000		219,403	219,403
U.S. Bank,
Sub. Notes	6.38	8/1/11	100,000				100,000	104,962		104,962
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000				400,000	393,313		393,313
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000				250,000	236,778		236,778
Wachovia Corp.	5.25	8/1/14			200,000		200,000		195,547	195,547
Washington Mutual Bank,
Sub. Notes	5.13	1/15/15	400,000		75,000		475,000	339,283	63,526	402,809
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000				420,000	439,368		439,368
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	750,000		125,000		875,000	762,194	126,823	889,017
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000				500,000	465,466		465,466
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	250,000				250,000	243,097		243,097
								18,987,944	2,246,632	21,234,576
Building & Construction--.1%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000				500,000	489,883		489,883
Masco,
Sr. Unsub. Bonds	4.80	6/15/15	300,000		75,000		375,000	273,434	68,254	341,688
								763,317	68,254	831,571
Chemicals--.2%
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	400,000		100,000		500,000	394,242	98,387	492,629
Lubrizol,
Sr. Notes	5.50	10/1/14	150,000				150,000	149,130		149,130
Potash of Saskatchewan,
Unscd. Notes	7.75	5/31/11	200,000				200,000	217,248		217,248
Praxair, Inc.	6.38	4/1/12			100,000		100,000		107,099	107,099
Rohm and Haas,
Sr. Unscd. Notes	7.85	7/15/29	430,000				430,000	508,806		508,806
								1,269,426	205,486	1,474,912
Commercial & Professional Services--.1%
R.R. Donnelley & Sons,
Sr. Unscd. Notes	4.95	5/15/10	750,000				750,000	747,603		747,603

Commercial Mortgage Pass-Through Ctfs.--5.3%
Asset Securitization Corp.,
Series 1995-D1, Class A2	7.59	7/11/27			29,991		29,991		31,125	31,125
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000				1,000,000	955,090		955,090
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000				1,000,000	1,006,814		1,006,814
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	600,000	a		600,000	628,850			628,850
Bear Stearns Commercial Mortgage
Securities, Inc.,
Series 2003-T12, Class A4					350,000	b	350,000		345,553	345,553
Bear Stearns Commercial Mortgage
Securities, Inc.,
Series 2003-T10, Class A2					400,000		400,000		396,374	396,374
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000				900,000	873,989		873,989
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. A4	5.89	9/11/38	850,000	a			850,000	879,505		879,505
Bear Stearns Commercial Mortgage
Securities, Inc.,
Series 2002-TOP6, Class A2					175,000		175,000		185,085	185,085
Bear Stearns Commercial Mortgage
Securities, Inc.,
Series 2001-TOP2, Class A2					230,000		230,000		241,051	241,051
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2,
Cl. A2	7.08	7/15/31	238,560				238,560	244,033		244,033
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	450,000				450,000	474,549		474,549
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	250,000				250,000	266,031		266,031
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3	5.72	3/15/49			225,000		225,000		232,306	232,306
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Series 2005-CD1, Class A4	5.23	7/15/44			750,000		750,000		747,812	747,812
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Series 2006-CD2, Class A4	5.36	1/15/46			85,000		85,000		85,390	85,390
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.40	7/15/44	1,500,000	a			1,500,000	1,498,134		1,498,134
Commercial Mortgage Pass-Through
Ctfs., Ser. 2005-LP5, Cl. A2	4.63	5/10/43	1,488,412				1,488,412	1,478,242		1,478,242
Credit Suisse Mortgage Capital
Ctfs., Ser. 2006-C3, Cl. A3	6.02	6/15/38	500,000	a			500,000	520,353		520,353
CS First Boston Mortgage
Securities, Ser. 2002-CKP1,
Cl. A3	6.44	12/15/35	675,000				675,000	715,325		715,325
CS First Boston Mortgage
Securities Corp.,
Series 2001-CK3, Class A4	6.53	6/15/34			375,000		375,000		394,191	394,191
CS First Boston Mortgage
Securities, Ser. 1999-C1,
Cl. A2	7.29	9/15/41	854,201				854,201	880,218		880,218
CS First Boston Mortgage
Securities Corp.,
Series 2000-C1, Class A2	7.55	4/15/62			350,000		350,000		365,803	365,803
DLJ Commercial Mortgage Corp.,
Series 2000-CKP1, Class A1B	7.18	11/10/33			449,292		449,292		473,314	473,314
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	850,000		400,000		1,250,000	895,858	421,180	1,317,038
GMAC Commercial Mortgage
Securities, Ser. 1998-C1,
Cl. A2	6.70	5/15/30	43,983				43,983	43,935		43,935
Greenwich Capital Commercial
Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,000,000	a			1,000,000	993,774		993,774
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000				775,000	757,000		757,000
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.99	8/10/45	1,000,000	a			1,000,000	1,036,269		1,036,269
Heller Financial Commercial
Mortgage Asset, Ser. 1999-PH1,
Cl. A2	6.85	5/15/31	586,076	a			586,076	593,145		593,145
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000				1,000,000	970,993		970,993
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	a			600,000	583,981		583,981
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2004-LN2, Class A2	5.12	7/15/41			150,000		150,000		150,687	150,687
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000				1,200,000	1,203,428		1,203,428

JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-LDP8, Class A3B	5.45	5/15/45			225,000	225,000		225,519	225,519
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	a		500,000	506,661		506,661
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C2, Cl. A2	7.33	10/15/32	195,572			195,572	201,175		201,175
LB-UBS Commercial Mortgage Trust,
Series 2003-C3, Class A4	4.17	5/15/32			475,000	475,000		458,947	458,947
LB-UBS Commercial Mortgage Trust,
Series 2004-C7, Class A6	4.79	10/15/29			700,000	700,000		692,187	692,187
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000			500,000	456,756		456,756
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	a		275,000	275,805		275,805
LB-UBS Commercial Mortgage Trust,
Ser. 2000-C3, Cl. A2	7.95	5/15/25	1,082,738	a		1,082,738	1,143,887		1,143,887
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	a		500,000	507,299		507,299
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class A6	5.27	11/12/37			375,000	375,000		373,788	373,788
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.81	6/12/50	1,200,000	a		1,200,000	1,235,218		1,235,218
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000			1,000,000	985,591		985,591
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000			1,300,000	1,327,617		1,327,617
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000			500,000	514,733		514,733
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000			500,000	500,239		500,239
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP1, Class A4	6.66	2/15/33			120,000	120,000		125,576	125,576
Salomon Brothers Mortgage
Securities VII, Ser. 2000-C1,
Cl. A2	7.52	12/18/09	297,672	a		297,672	309,570		309,570
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	a		800,000	787,515		787,515
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	a		800,000	811,121		811,121
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A3	5.68	10/15/48			150,000	150,000		153,352	153,352
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	a		1,150,000	1,182,189		1,182,189
							28,244,892	6,099,240	34,344,132
Consumer Products--.2%
Avon Products,
Notes	4.20	7/15/18	250,000			250,000	230,781		230,781
Procter & Gamble Co.	4.95	8/15/14			125,000	125,000		126,669	126,669
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000			300,000	302,796		302,796
Procter & Gamble,
Unsub. Notes	6.88	9/15/09	750,000			750,000	785,570		785,570
							1,319,147	126,669	1,445,816
Diversified Financial Services--4.6%
AEP Texas Central Transition
Funding, Scd. Bonds, Ser. A-4	5.17	1/1/20	250,000			250,000	244,647		244,647
AEP Texas Central Transition Funding LLC	5.31	7/1/20			45,000	45,000		43,053	43,053
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000			700,000	719,694		719,694
Bear Stearns Cos., Inc.	5.3	10/30/15			100,000	100,000		91,615	91,615
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	b		500,000	448,877		448,877
Capital One Bank,
Notes	4.25	12/1/08	275,000			275,000	269,162		269,162
Capital One Bank	5.13	2/15/14			200,000	200,000		186,262	186,262
Capital One Capital III,
Gtd. Notes	7.69	8/15/36	200,000			200,000	163,040		163,040
CIT Group Funding,
Gtd. Notes	4.65	7/1/10	1,375,000	a		1,375,000	1,308,407		1,308,407
CIT Group Holdings, Inc.	5.40	1/30/16			275,000	275,000		242,056	242,056
Citigroup,
Sr. Sub. Notes	5.00	9/15/14	730,000			730,000	696,548		696,548
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	750,000		325,000	1,075,000	776,761	336,291	1,113,052
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	750,000		200,000	950,000	771,818	205,439	977,257
Citigroup,
Sub. Notes	6.13	8/25/36	500,000		75,000	575,000	474,791	70,987	545,778
Citigroup,
Debs.	6.63	1/15/28	100,000			100,000	98,464		98,464
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000			750,000	541,920		541,920
Countrywide Home Loans, Inc.	4.13	9/15/09			200,000	200,000		146,704	146,704
Credit Suisse USA, Inc.	5.38	3/2/16			200,000	200,000		199,633	199,633
Credit Suisse USA,
Gtd. Notes	5.50	8/15/13	1,000,000	b		1,000,000	1,019,021		1,019,021
European Investment Bank,
Bonds	4.88	1/17/17	350,000	b		350,000	359,415		359,415
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	b		375,000	374,007		374,007
General Electric Capital,
Notes, Ser. A	5.45	1/15/13	650,000			650,000	670,667		670,667
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000			1,000,000	1,027,887		1,027,887
General Electric Capital,
Notes, Ser. A	6.75	3/15/32	585,000		275,000	860,000	666,296	312,230	978,526
General Electric Capital,
Unscd. Debs.	8.30	9/20/09	15,000			15,000	15,972		15,972
Goldman Sachs Group, Inc.	6.13	2/15/33			125,000	125,000		122,847	122,847
Goldman Sachs Group,
Gtd. Cap. Secs.	6.35	2/15/34	350,000			350,000	317,043		317,043
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	2,500,000		225,000	2,725,000	2,647,335	238,050	2,885,385
Goldman Sachs Group,
Notes	7.35	10/1/09	100,000			100,000	104,516		104,516
HSBC Finance Corp.	5.50	1/19/16			325,000	325,000		317,179	317,179
Household Finance,
Notes	4.75	7/15/13	700,000			700,000	675,526		675,526
Household Finance,
Sr. Unscd. Notes	8.00	7/15/10	630,000			630,000	671,884		671,884
International Lease Finance Corp.	4.75	1/13/12			250,000	250,000		246,626	246,626
International Lease Finance,
Sr. Unscd. Notes	5.00	4/15/10	1,200,000			1,200,000	1,197,085		1,197,085
International Lease Finance,
Notes	5.65	6/1/14	350,000			350,000	356,145		356,145
Janus Capital Group,
Notes	6.25	6/15/12	75,000			75,000	76,865		76,865
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000			200,000	179,326		179,326
Jefferies Group, Inc.	6.45	6/8/27			35,000	35,000		32,515	32,515
JP Morgan Chase Capital XX
Series T	6.55	9/29/36			50,000	50,000		45,114	45,114
JP Morgan Chase XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000			310,000	265,455		265,455
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	1,225,000			1,225,000	1,202,399		1,202,399
JP Morgan Chase & Co.	5.15	10/1/15			250,000	250,000		241,123	241,123
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000			1,000,000	1,050,719		1,050,719
Lehman Brothers Holdings,
Sub. Notes	6.50	7/19/17	1,000,000			1,000,000	1,013,643		1,013,643
Lehman Brothers Holdings,
Sr. Unscd. Notes	6.63	1/18/12	650,000		250,000	900,000	675,684	259,650	935,334
MBNA America Bank,
Sub. Notes	6.75	3/15/08	100,000			100,000	100,367		100,367
Merrill Lynch & Co.,
Notes	5.45	7/15/14	565,000			565,000	556,231		556,231
Merrill Lynch & Co., Inc.	3.70	4/21/08			165,000	165,000		163,808	163,808
Series B
Merrill Lynch & Co., Inc.	6.05	8/15/12			275,000	275,000		280,279	280,279
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000			575,000	565,893		565,893
Merrill Lynch & Co., Inc.	6.40	8/28/17			65,000	65,000		66,037	66,037
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000			150,000	157,117		157,117
Morgan Stanley,
Notes	5.45	1/9/17	1,100,000			1,100,000	1,068,947		1,068,947
Morgan Stanley	5.75	10/18/16			175,000	175,000		172,684	172,684
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000			300,000	327,620		327,620
National Rural Utilities
Cooperative Finance, Coll.
Trust Notes	4.38	10/1/10	600,000			600,000	598,769		598,769
SLM Corp.	5.00	10/1/13			100,000	100,000		87,651	87,651
SLM,
Notes, Ser. A	5.00	4/15/15	450,000			450,000	384,333		384,333
Toyota Motor Credit,
Unscd. Notes	4.35	12/15/10	150,000			150,000	149,511		149,511
Toyota Motor Credit Corp.	5.50	12/15/08			225,000	225,000		224,470	224,470
UBS Paine Webber Group,
Sr. Notes	6.55	4/15/08	150,000			150,000	150,419		150,419
							25,140,226	4,332,303	29,472,529
Diversified Metals & Mining--.3%
Alcan,
Debs.	7.25	3/15/31	350,000			350,000	388,609		388,609
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	112,000			112,000	110,317		110,317
Alcoa, Inc.	6.00	1/15/12			250,000	250,000		259,481	259,481
BHP Billiton Finance USA Ltd.
(Australia)	4.80	4/15/13			175,000	175,000		170,551	170,551
Inco,
Unsub. Bonds	7.20	9/15/32	100,000			100,000	107,440		107,440
Vale Overseas,
Gtd. Notes	6.25	1/23/17	400,000			400,000	403,242		403,242
Xstrata Canada,
Notes	5.50	6/15/17	165,000			165,000	160,161		160,161
							1,169,769	430,032	1,599,801
Electric Utilities--1.3%
Cincinnati Gas & Electric,
Unscd. Debs.	5.70	9/15/12	185,000			185,000	192,512		192,512
Cleveland Electric Illumination,
Sr. Unscd. Notes	5.70	4/1/17	150,000			150,000	146,734		146,734
ConEdison Co., Inc.	5.30	3/1/35			175,000	175,000		157,333	157,333
Consolidated Edison of New York,
Notes	6.20	6/15/36	200,000			200,000	204,397		204,397
Constellation Energy Group, Inc.	7.00	4/1/12			225,000	225,000		240,665	240,665
Constellation Energy Group,
Notes	7.60	4/1/32	250,000			250,000	282,067		282,067
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000			200,000	198,513		198,513
Dominion Resources, Inc.	5.15	7/15/15			175,000	175,000		169,336	169,336
Dominion Resources,
Sr. Notes	6.30	3/15/33	100,000			100,000	97,682		97,682
Duke Energy Carolinas LLC	6.25	1/15/12			75,000	75,000		79,084	79,084
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	500,000		100,000	600,000	471,378	94,132	565,510
FirstEnergy Corp.
Series B	6.45	11/15/11			135,000	135,000		139,403	139,403
FirstEnergy,
Unsub. Notes, Ser. C	7.38	11/15/31	120,000			120,000	132,055		132,055
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	250,000			250,000	242,901		242,901
Florida Power & Light Co.	5.65	2/1/35			150,000	150,000		145,702	145,702
Hydro-Quebec,
Gov’t Gtd. Notes, Ser. HH	8.50	12/1/29	200,000			200,000	285,116		285,116
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000			20,000	30,841		30,841
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000			950,000	985,677		985,677
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	b		150,000	147,121		147,121
NiSource Finance Corp.	7.88	11/15/10			100,000	100,000		106,082	106,082
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	400,000			400,000	398,058		398,058
Oncor Electric Delivery,
Ontario Electricity Financial Corp.
(Canada)	6.10	1/30/08			275,000	275,000		275,521	275,521
Sr. Unscd. Notes	7.00	5/1/32	250,000			250,000	260,230		260,230
Pacific Gas & Electric Co.	4.80	3/1/14			100,000	100,000		97,221	97,221
Pacific Gas & Electric,
Unscd. Bonds	6.05	3/1/34	100,000			100,000	100,160		100,160
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	235,000		100,000	335,000	227,330	96,402	323,732
PPL Electric Utilities,
Scd. Bonds	6.25	8/15/09	300,000			300,000	307,409		307,409
Progress Energy,
Sr. Notes	7.10	3/1/11	500,000			500,000	532,474		532,474
Public Service Company of
Colorado, First Mortgage Bonds	7.88	10/1/12	350,000			350,000	393,165		393,165
Public Service Electric El & Gas,
First Mortgage Bonds	5.25	7/1/35	230,000			230,000	208,712		208,712
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000			200,000	216,150		216,150
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	100,000	b		100,000	106,032		106,032
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	300,000			300,000	283,973		283,973
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000			500,000	498,092		498,092
							6,948,779	1,600,881	8,549,660
Environmental Control--.0%
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	150,000			150,000	159,577		159,577
Food & Beverages--1.0%
Anheuser-Busch Cos.,
Sr. Unscd. Bonds	5.00	1/15/15	1,000,000			1,000,000	987,870		987,870
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000			350,000	351,495		351,495
Coca-Cola Enterprises,
Debs.	6.70	10/15/36	250,000			250,000	274,732		274,732
Coca-Cola Enterprises,
Debs.	8.50	2/1/22	100,000			100,000	125,670		125,670
Coca-Cola Enterprises, Inc.	6.95	11/15/26			175,000	175,000		195,087	195,087
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000			350,000	372,421		372,421
Diageo Finance BV (Netherlands)	5.30	10/28/15			125,000	125,000		123,548	123,548
General Mills,
Unscd. Notes	6.00	2/15/12	125,000			125,000	128,304		128,304
H.J. Heinz,
Debs.	6.38	7/15/28	100,000			100,000	102,424		102,424
Hershey,
Unsub. Notes	5.30	9/1/11	750,000			750,000	776,307		776,307
Hershey,
Debs.	8.80	2/15/21	30,000			30,000	39,477		39,477
Kraft Foods, Inc.	6.25	6/1/12			225,000	225,000		233,740	233,740
Kroger,
Gtd. Notes	7.25	6/1/09	550,000			550,000	565,965		565,965
Kroger Co.	7.50	4/1/31			100,000	100,000		111,503	111,503
Nabisco,
Unscd. Debs.	7.55	6/15/15	640,000			640,000	701,012		701,012
Safeway, Inc.	4.95	8/16/10			125,000	125,000		125,656	125,656
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000			210,000	217,500		217,500
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	300,000			300,000	311,857		311,857
SYSCO,
Sr. Notes	5.38	9/21/35	350,000			350,000	319,056		319,056
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	90,000	a		90,000	92,804		92,804
								5,366,894	789,534	6,156,428
Foreign/Governmental--2.0%
Asian Development Bank,
Sr. Unsub. Notes	4.50	9/4/12	750,000				750,000	770,155		770,155
British Columbia Province (Canada)	5.38	10/29/08			100,000		100,000		101,322	101,322
European Investment Bank,
Unsub. Notes	4.63	5/15/14	500,000				500,000	511,764		511,764
European Investment Bank,
Bonds	4.63	10/20/15	350,000				350,000	357,934		357,934
International Bank for
Reconstruction & Development,
Notes	5.00	4/1/16	700,000				700,000	737,635		737,635
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	175,000				175,000	230,507		230,507
Malaysia Government,
Unsub. Notes	8.75	6/1/09	330,000				330,000	347,753		347,753
Province of British Columbia
Canada, Bonds, Ser. USD-2	6.50	1/15/26	25,000				25,000	29,530		29,530
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000				10,000	13,182		13,182
Province of Ontario Canada,
Unscd. Bonds	3.63	10/21/09	1,200,000	b			1,200,000	1,195,511		1,195,511
Province of Ontario Canada,
Unsub. Bonds	5.50	10/1/08	500,000				500,000	503,966		503,966
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000				700,000	700,448		700,448
Quebec Province (Canada)	5.13	11/14/16			125,000	b	125,000		129,228	129,228
Quebec Province (Canada)	5.75	2/15/09			175,000		175,000		178,171	178,171
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000				200,000	250,639		250,639
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000				500,000	568,137		568,137
Republic of Chile,
Unsub. Bonds	5.50	1/15/13	350,000	b	275,000		625,000	365,967	286,858	652,825
Republic of Finland,
Bonds	6.95	2/15/26	25,000				25,000	30,368		30,368
Republic of Hungary	4.75	2/3/15			125,000		125,000		125,264	125,264
Republic of Italy	4.50	1/21/15			50,000	b	50,000		49,897	49,897
Republic of Italy,
Notes	5.38	6/15/33	550,000				550,000	566,078		566,078
Republic of Italy,
Debs.	6.88	9/27/23	610,000				610,000	730,006		730,006
Republic of Korea (South Korea)	4.88	9/22/14			200,000		200,000		200,850	200,850
Republic of Poland,
Unsub. Notes	5.25	1/15/14	250,000				250,000	259,959		259,959
Republic of South Africa,
Notes	6.50	6/2/14	170,000				170,000	180,200		180,200
United Mexican States,
Notes	5.63	1/15/17	590,000		625,000		1,215,000	599,440	633,437	1,232,877
United Mexican States,
Notes, Ser. A	6.75	9/27/34	550,000				550,000	608,850		608,850
United Mexican States,
Notes	9.88	2/1/10	1,525,000				1,525,000	1,691,225		1,691,225
								11,249,254	1,705,027	12,954,281
Health Care--.8%
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	c			400,000	406,774		406,774
Anthem,
Unscd. Notes	6.80	8/1/12	300,000				300,000	327,791		327,791
Astrazeneca,
Sr. Unsub. Notes	6.45	9/15/37	450,000				450,000	494,765		494,765
Eli Lilly & Co.,
Notes	7.13	6/1/25	200,000				200,000	233,812		233,812
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	500,000				500,000	483,193		483,193
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000				170,000	159,824		159,824
Merck & Co.,
Debs.	6.40	3/1/28	150,000				150,000	161,097		161,097
Quest Diagnostics,
Gtd. Notes	5.45	11/1/15	500,000				500,000	488,028		488,028
Schering-Plough,
Sr. Unscd. Bonds	5.55	12/1/13	1,000,000	a			1,000,000	1,013,043		1,013,043
Schering-Plough Corp.	6.75	12/1/33			80,000		80,000		86,809	86,809
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000				85,000	84,691		84,691
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000				300,000	290,776		290,776
WellPoint,
Sr. Unsub. Bonds	5.25	1/15/16	375,000				375,000	363,652		363,652
WellPoint, Inc.	5.88	6/15/17			65,000		65,000		65,442	65,442
Wyeth	5.50	2/1/14			150,000		150,000		152,350	152,350
Wyeth,
Notes	5.95	4/1/37	200,000				200,000	201,225		201,225
Wyeth,
Unsub. Notes	6.50	2/1/34	200,000				200,000	212,949		212,949
								4,921,620	304,601	5,226,221
Industrial -- .0%
Honeywell International, Inc.	6.125	11/1/11			175,000		175,000		183,221	183,221

Machinery--.2%
Caterpillar,
Debs.	6.05	8/15/36	375,000				375,000	386,124		386,124
Caterpillar, Inc.	7.30	5/1/31			125,000		125,000		146,827	146,827
Deere & Co.,
Sr. Notes	6.95	4/25/14	625,000		150,000		775,000	689,163	165,186	854,349
								1,075,287	312,013	1,387,300
Manufacturing--.1%
General Electric,
Notes	5.00	2/1/13	500,000				500,000	506,925		506,925
Tyco International Group,
Gtd. Notes	6.88	1/15/29	235,000				235,000	238,664		238,664
								745,589		745,589
Media--.7%
AT & T Broadband,
Gtd. Notes	9.46	11/15/22	304,000				304,000	387,426		387,426
Comcast Cable Communications
Holdings, Gtd. Notes	6.75	1/30/11	600,000				600,000	627,725		627,725
Comcast,
Gtd. Notes	6.45	3/15/37	200,000				200,000	204,311		204,311
Comcast Cable Communications LLC	7.13	6/15/13			300,000		300,000		320,719	320,719
COX Communications,
Bonds	5.50	10/1/15	450,000				450,000	441,144		441,144
COX Communications, Inc.	7.13	10/1/12			275,000		275,000		293,280	293,280
News America Holdings, Inc.	7.75	12/1/45			100,000		100,000		108,456	108,456
News America Holdings,
Debs.	8.25	8/10/18	150,000				150,000	175,596		175,596
News America,
Gtd. Notes	6.20	12/15/34	250,000				250,000	247,246		247,246
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000				200,000	195,224		195,224
Time Warner, Inc.	6.88	5/1/12			250,000		250,000		263,252	263,252
Time Warner,
Gtd. Debs	6.95	1/15/28	325,000				325,000	332,539		332,539
Viacom,
Gtd. Debs	5.50	5/15/33	250,000				250,000	210,817		210,817
Viacom,
Sr. Notes	6.88	4/30/36	150,000				150,000	150,877		150,877
Walt Disney Co.	6.38	3/1/12			100,000		100,000		106,175	106,175
Walt Disney,
Sr. Notes	7.00	3/1/32	150,000				150,000	172,898		172,898
Walt Disney,
Debs.	7.55	7/15/93	100,000				100,000	122,710		122,710
								3,268,513	1,091,882	4,360,395
Office And Business Equipment--.1%
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000				750,000	783,066		783,066

Oil & Gas--1.3%
Amerada Hess,
Unscd. Bonds	7.88	10/1/29	125,000			125,000	148,368		148,368
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	300,000			300,000	317,430		317,430
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000			350,000	356,982		356,982
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000			380,000	378,179		378,179
Canadian Natural Resources,
Notes	4.90	12/1/14	350,000			350,000	335,158		335,158
Conoco, Inc.	6.95	4/15/29			125,000	125,000		142,762	142,762
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000			500,000	513,471		513,471
ConocoPhillips,
Unscd. Notes	8.75	5/25/10	200,000			200,000	219,231		219,231
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000		125,000	400,000	333,583	151,182	484,765
Duke Capital,
Sr. Notes	8.00	10/1/19	225,000			225,000	259,719		259,719
Enterprise Products Operating,
Gtd. Notes, Ser. B	5.60	10/15/14	335,000			335,000	334,795		334,795
Exxon Mobil Corp.	8.63	8/15/21			175,000	175,000		239,698	239,698
Hess Corp.	7.88	10/1/29			50,000	50,000		59,181	59,181
Nexen,
Unscd. Notes	5.20	3/10/15	150,000			150,000	146,487		146,487
Nexen, Inc. (Canada)	5.88	3/10/35			125,000	125,000		117,776	117,776
Noble Energy, Inc.	8.00	4/1/27			95,000	95,000		110,390	110,390
Norsk Hydro ASA (Norway)	7.75	6/15/23			150,000	150,000		177,666	177,666
Oneok,
Notes	5.20	6/15/15	200,000			200,000	192,714		192,714
PanCanadian Petroleum,
Bonds	7.20	11/1/31	150,000			150,000	162,865		162,865
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	b		400,000	445,194		445,194
Pemex Project Funding Master Trust	7.88	2/1/09			244,000	244,000		250,813	250,813
Petro-Canada,
Notes	4.00	7/15/13	450,000			450,000	419,012		419,012
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	500,000			500,000	534,495		534,495
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000			500,000	522,449		522,449
Suncor Energy,
Bonds	6.50	6/15/38	100,000			100,000	107,289		107,289
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000			200,000	195,561		195,561
Tennessee Gas Pipeline,
Unsub. Debs.	7.00	10/15/28	390,000			390,000	395,648		395,648
Texas Eastern Transmission LP	7.30	12/1/10			140,000	140,000		150,075	150,075
Trans-Canada Pipelines,
Sr. Notes	5.85	3/15/36	200,000	b		200,000	192,327		192,327
Trans-Canada Pipelines Ltd.	6.20	10/15/37			75,000	75,000		74,467	74,467
Transocean,
Unscd. Notes	7.50	4/15/31	150,000			150,000	165,254		165,254
Valero Energy,
Sr. Notes	6.63	6/15/37	115,000			115,000	116,189		116,189
Valero Energy,
Sr. Unscd. Notes	7.50	4/15/32	70,000		100,000	170,000	77,154	109,899	187,053
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	200,000			200,000	194,466		194,466
							7,064,020	1,583,909	8,647,929
Paper & Forest Products--.1%
International Paper,
Sr. Unscd. Notes	6.75	9/1/11	200,000			200,000	212,082		212,082
MeadWestvaco,
Gtd. Notes	6.85	4/1/12	500,000			500,000	528,604		528,604
							740,686		740,686
Pipelines--.2%
Kinder Morgan Energy Partners LP	6.95	1/15/38			75,000	75,000		78,712	78,712
Kinder Morgan Energy Partners,
Notes	7.40	3/15/31	350,000			350,000	377,938		377,938
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000			545,000	554,551		554,551
ONEOK Partners LP	6.85	10/15/37			60,000	60,000		62,240	62,240
							932,489	140,952	1,073,441
Property & Casualty Insurance--.9%
Aegon NV (Netherlands)	4.75	6/1/13			375,000	375,000		367,125	367,125
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000			300,000	297,944		297,944
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000			50,000	60,101		60,101
Allstate Corp.	5.00	8/15/14			125,000	125,000		122,213	122,213
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000			175,000	156,188		156,188
Allstate,
Debs.	6.75	5/15/18	350,000			350,000	385,383		385,383
American International Group,
Notes	5.60	10/18/16	600,000			600,000	597,191		597,191
American International Group, Inc.	6.25	3/15/37			85,000	85,000		76,026	76,026
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	70,000			70,000	72,523		72,523
AXA,									0
Sub. Bonds	8.60	12/15/30	165,000			165,000	202,883		202,883
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	200,000			200,000	200,592		200,592
CNA Financial,
Unscd. Notes	6.50	8/15/16	100,000			100,000	102,230		102,230
GE Global Insurance Holdings,									0
Sr. Unscd. Notes	7.00	2/15/26	150,000			150,000	159,575		159,575
Marsh & McLennan Cos.,
Sr. Unscd. Bonds	5.88	8/1/33	200,000		75,000	275,000	174,764	65,335	240,099
MetLife, Inc.	5.00	11/24/13			225,000	225,000		224,840	224,840
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000			260,000	269,844		269,844
MetLife,
Sr. Notes	6.38	6/15/34	200,000			200,000	198,132		198,132
Nationwide Financial Services,
Sr. Notes	6.25	11/15/11	350,000			350,000	368,504		368,504
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000			225,000	214,818		214,818
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000			100,000	108,793		108,793
Prudential Financial,
Notes, Ser. B	4.75	4/1/14	350,000			350,000	334,212		334,212
Prudential Financial, Inc.	5.10	9/20/14			250,000	250,000		246,775	246,775
St. Paul Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	200,000			200,000	198,938		198,938
Torchmark,
Debs.	8.25	8/15/09	150,000			150,000	158,555		158,555
Travelers Property Casualty Corp.	5.00	3/15/13			250,000	250,000		249,842	249,842
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000			335,000	334,844		334,844
							4,596,014	1,352,156	5,948,170
Real Estate Investment Trusts--.3%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000			500,000	463,893		463,893
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	130,000			130,000	128,808		128,808
ERP Operating,
Unscd. Notes	5.20	4/1/13	600,000	b		600,000	581,173		581,173
ERP Operating LP	5.38	8/1/16			95,000	95,000		89,606	89,606
iStar Financial,
Sr. Unscd. Notes, Ser. 1	5.88	3/15/16	185,000			185,000	151,252		151,252
Realty Income Corp.	5.95	9/15/16			100,000	100,000		98,131	98,131
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000			200,000	193,612		193,612
Simon Property Group LP	5.25	12/1/16			150,000	150,000		139,571	139,571
Simon Property Group,
Notes	6.35	8/28/12	400,000			400,000	411,348		411,348
							1,930,086	327,308	2,257,394
Restaurants--.1%
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000			750,000	779,877		779,877

Retail--.8%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000				500,000	505,168		505,168
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000				500,000	502,483		502,483
CVS Caremark Corp.	5.75	6/1/17			100,000		100,000		100,644	100,644
Home Depot,
Sr. Notes	3.75	9/15/09	1,000,000				1,000,000	982,217		982,217
Home Depot, Inc.	5.40	3/1/16			100,000		100,000		94,745	94,745
J.C. Penney,
Sr. Unscd. Notes	8.00	3/1/10	350,000				350,000	364,589		364,589
Macy’s Retail Holdings, Inc.	7.00	2/15/28			200,000		200,000		187,514	187,514
Macy’s Retail Holdings,
Debs.	7.45	7/15/17	350,000				350,000	360,686		360,686
May Department Stores,
Unscd. Notes	6.70	7/15/34	200,000				200,000	180,944		180,944
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000				400,000	391,652		391,652
Target Corp.	5.88	3/1/12			100,000		100,000		103,525	103,525
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000				125,000	128,420		128,420
Wal-Mart Stores, Inc.	4.13	2/15/11			75,000		75,000		74,487	74,487
Wal-Mart Stores,
Bonds	5.25	9/1/35	400,000		200,000		600,000	356,023	177,403	533,426
								3,772,182	738,318	4,510,500
State/Territory Gen Oblg--.1%
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	450,000		205,000		655,000	437,306	199,114	636,420
								437,306	199,114	636,420
Steel--.0%
US Steel,
Sr. Unsub. Notes	5.65	6/1/13	250,000				250,000	242,446		242,446
Technology--.3%
Electronic Data Systems,
Sr. Unsub. Notes, Ser. B	6.50	8/1/13	125,000	a			125,000	126,541		126,541
IBM Corp.	4.38				100,000	b			100,915	100,915
IBM Corp.	7.00				225,000				252,041	252,041
International Business Machines,
Unscd. Debs., Ser. A	7.50	6/15/13	75,000				75,000	84,257		84,257
International Business Machines,
Unscd. Debs.	8.38	11/1/19	300,000				300,000	374,969		374,969
Oracle,
Unscd. Notes	5.00	1/15/11	1,000,000				1,000,000	1,013,931		1,013,931
								1,599,698	352,956	1,952,654
Telecommunications--2.1%
America Movil,
Unscd. Notes	6.38	3/1/35	100,000				100,000	99,382		99,382
A T & T, Inc.	5.10	9/15/14			250,000		250,000		247,414	247,414
AT & T Wireless Services,
Sr. Unsub. Notes	8.13	5/1/12	250,000				250,000	278,235		278,235
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	1,125,000		100,000		1,225,000	1,219,191	108,297	1,327,488
BellSouth Corp.	6.55	6/15/34			100,000		100,000		103,430	103,430
BellSouth Telecommunications,
Unscd. Debs.	6.38	6/1/28	550,000	b			550,000	558,654		558,654
BellSouth Telecommunications,
Bonds	8.88	12/15/30	150,000	a			150,000	199,099		199,099
British Telecom PLC (Great Britain)	9.13	12/15/30			175,000	f	175,000		231,634	231,634
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000				500,000	509,314		509,314
Comcast,
Gtd. Notes	6.95	8/15/37	365,000				365,000	395,224		395,224
Deutsche Telekom International
Finance BV (Netherlands)	8.00	6/15/10			215,000	g	215,000		229,532	229,532
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	300,000	a			300,000	375,393		375,393
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000				150,000	158,533		158,533
France Telecom,
Sr. Unsub. Notes	8.50	3/1/31	220,000	a			220,000	286,090		286,090
GTE Corp.	6.94	4/15/28			100,000		100,000		107,115	107,115
Koninklijke KPN NV (Netherlands)	8.00	10/1/10			250,000		250,000		268,117	268,117
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	250,000				250,000	300,593		300,593
Motorola,
Debs.	7.50	5/15/25	150,000				150,000	160,001		160,001
New Jersey Bell Telephone,
Debs.	8.00	6/1/22	25,000				25,000	28,759		28,759
Pacific-Bell,
Debs.	7.13	3/15/26	310,000				310,000	329,192		329,192
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	775,000				775,000	803,425		803,425
Sprint Capital Corp.	6.13	11/15/08			175,000		175,000		175,217	175,217
Sprint Capital,
Gtd. Notes	7.63	1/30/11	1,500,000				1,500,000	1,564,212		1,564,212
Sprint Capital Corp.	8.75	3/15/32			125,000		125,000		140,900	140,900
Telecom Italia Capital,
Telecom Italia Capital SA (Luxembourg)	5.25	10/1/15			100,000		100,000		97,425	97,425
Gtd. Notes	6.38	11/15/33	200,000				200,000	200,941		200,941
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	200,000		75,000		275,000	224,287	83,834	308,121
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000				200,000	214,201		214,201
Time Warner Cable,
Sr. Unscd. Notes	6.55	5/1/37	350,000				350,000	358,418		358,418
U.S. West Communications,
Debs.	6.88	9/15/33	215,000				215,000	199,413		199,413
Verizon Global Funding,
Sr. Unscd. Notes	7.25	12/1/10	500,000				500,000	536,317		536,317
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000				500,000	552,603		552,603
Verizon Global Funding,
Notes	7.75	12/1/30	600,000				600,000	705,754		705,754
Vodafone Group,
Unscd. Notes	5.63	2/27/17	500,000		55,000		555,000	498,758	54,766	553,524
Vodafone Group,
Sr. Notes	7.75	2/15/10	580,000				580,000	612,134		612,134
Vodafone Group PLC (Great Britain)	7.88	2/15/30			125,000		125,000		147,272	147,272
								11,368,123	1,994,953	13,363,076

Textiles & Apparel--.0%
Mohawk Industries, Sr. Unscd. Notes	6.13	1/15/16	70,000				70,000	70,174		70,174
Transportation--.2%
Burlington Northern Santa Fe,
Unscd. Debs.	7.00	12/15/25	100,000				100,000	107,849		107,849
Burlington Northern Santa Fe Corp.	7.95	8/15/30			100,000		100,000		118,381	118,381
Canadian National Railway,
Unscd. Notes	6.90	7/15/28	100,000				100,000	109,952		109,952
CSX,
Sr. Unsub. Bonds	6.15	5/1/37	200,000				200,000	187,514		187,514
FedEx,
Notes	9.65	6/15/12	225,000				225,000	264,045		264,045
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000				10,000	9,291		9,291
Norfolk Southern Corp.	7.05	5/1/37			150,000		150,000		162,561	162,561
Norfolk Southern,
Sr. Notes	7.80	5/15/27	250,000				250,000	298,762		298,762
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	200,000		125,000		325,000	204,400	127,387	331,787
United Parcel Service of America,
Sr. Unsub. Debs.	8.38	4/1/30	10,000	a			10,000	13,390		13,390
								1,195,203	408,329	1,603,532
U.S. Government Agencies--9.0%
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	350,000				350,000	366,726		366,726
Federal Home Loan Banks,
Bonds, Ser. 455	3.00	4/15/09	5,675,000				5,675,000	5,620,912		5,620,912
Federal Home Loan Banks,
Bonds, Ser. 498	3.88	1/15/10	4,625,000				4,625,000	4,655,197		4,655,197
Federal Home Loan Banks,
Bonds, Ser. 567	4.38	9/17/10	1,650,000				1,650,000	1,683,099		1,683,099
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000				1,000,000	1,022,803		1,022,803
Federal Home Loan Banks,
Bonds	4.88	11/18/11	3,000,000				3,000,000	3,115,692		3,115,692
Federal Home Loan Banks,
Bonds	5.50	7/15/36	180,000					197,826		197,826
Federal Home Loan Mortgage Corp.,
Notes	3.63	9/15/08	1,000,000				1,000,000	995,778		995,778
Federal Home Loan Mortgage Corp.,
Notes	4.00	12/15/09	2,350,000				2,350,000	2,370,184		2,370,184
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000				1,985,000	2,004,632		2,004,632
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000				1,250,000	1,291,008		1,291,008
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000				1,000,000	1,044,061		1,044,061
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17			825,000		825,000		854,345	854,345
Federal Home Loan Mortgage Corp.,
Notes,	5.13	7/15/12	1,000,000		625,000	b	1,625,000	1,052,170	656,946	1,709,116
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000				750,000	786,858		786,858
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000				650,000	679,552		679,552
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000				500,000	530,292		530,292
Federal Home Loan Mortgage Corp.,
Sub. Notes	5.88	3/21/11	650,000				650,000	694,008		694,008
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	650,000		350,000		1,000,000	777,083	417,019	1,194,102
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,300,000		300,000		1,600,000	1,530,528	352,096	1,882,624
Federal National Mortgage
Association, Notes	3.25	2/15/09			2,375,000		2,375,000		2,357,732	2,357,732
Federal National Mortgage
Association, Notes	3.88	2/15/10			1,025,000	b	1,025,000		1,031,863	1,031,863
Federal National Mortgage
Association, Notes	3.88	3/15/13			1,525,000		1,525,000		1,552,228	1,552,228
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000				850,000	858,398		858,398
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000				1,500,000	1,541,885		1,541,885
Federal National Mortgage
Association, Notes	5.00	4/15/15			200,000	b	200,000		209,828	209,828
Federal National Mortgage
Association, Notes	5.13	1/2/14			365,000		365,000		378,026	378,026
Federal National Mortgage
Association, Notes	5.25	1/15/09	7,525,000				7,525,000	7,622,374		7,622,374
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000				1,000,000	1,040,544		1,040,544
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000				1,225,000	1,291,662		1,291,662
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000				1,250,000	1,322,255		1,322,255
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000				1,200,000	1,265,960		1,265,960
Federal National Mortgage
Association, Notes	6.00	5/15/11			450,000		450,000		482,898	482,898
Federal National Mortgage
Association, Notes	7.00	7/1/37	868,833				868,833	904,072		904,072
Federal National Mortgage
Association, Notes	7.25	1/15/10	1,450,000		100,000		1,550,000	1,554,778	107,175	1,661,953
Financing (FICO),
Bonds	8.60	9/26/19	40,000				40,000	54,216		54,216
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000				510,000	727,801		727,801
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000				750,000	771,267		771,267
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	450,000				450,000	489,757		489,757
Tennessee Valley Authority	6.15	1/15/38			165,000				196,311	196,311
								49,863,378	8,596,467	58,459,845
U.S. Government Agencies/Mortgage-Backed--37.5%
Federal Home Loan Mortgage Corp.:
3.50%, 6/1/19					54,262				51,007	51,007
4.00%, 9/1/08 - 9/1/35			1,206,114		66,391		1,272,505	1,163,660	61,252	1,224,912
4.14%, 2/1/35			1,189,123	a			1,189,123	1,187,620		1,187,620
4.48%, 12/1/34					71,691	a	71,691		71,226	71,226
4.50%, 5/1/10 - 9/1/35			6,669,176		1,459,011		8,128,187	6,506,798	1,434,399	7,941,197
4.65%, 2/1/34			1,200,892	a			1,200,892	1,193,629		1,193,629
4.67%, 8/1/35			811,502	a			811,502	818,627		818,627
4.71%, 6/1/34					69,430	a	69,430		68,954	68,954
4.75%, 4/1/33					51,792		51,792		51,910	51,910
4.79%, 5/1/33					266,609	a	266,609		270,207	270,207
4.98%, 6/1/35					29,504	a	29,504		29,667	29,667
5.00%, 12/1/17 - 5/1/37			18,223,707		8,623,032		26,846,739	17,924,368	8,493,298	26,417,666
5.02%, 12/1/34					193,502	a	193,502		193,078	193,078
5.15%, 8/1/34					50,003	a	50,003		50,077	50,077
5.19%, 11/1/33					53,438	a	53,438		53,536	53,536
5.32%, 3/1/37			602,596	a			602,596	610,902		610,902
5.48%, 10/1/32 - 3/1/36					170,084	a	170,084		174,103	174,103
5.50%, 9/1/09 - 7/1/37			23,794,878		7,007,598		30,802,476	23,815,295	7,005,421	30,820,716
5.65%, 4/1/36			1,119,670	a			1,119,670	1,120,860		1,120,860
5.69%, 8/1/37					399,464	a	399,464		405,947	405,947
5.99%, 6/1/36					67,591	a	67,591		68,183	68,183
6.00%, 12/1/13 - 10/1/37			16,512,222		2,032,077		18,544,299	16,777,436	2,069,519	18,846,955
6.50%, 3/1/11 - 11/1/37			5,262,694		996,963		6,259,657	5,420,425	1,030,825	6,451,250
7.00%, 9/1/11 - 7/1/34			453,485		57,141		510,626	475,583	59,790	535,373
7.50%, 7/1/10 - 11/1/33			243,415		68,778		312,193	258,880	73,473	332,353
8.00%, 2/1/17 - 10/1/31			108,638		25,561		134,199	116,367	27,147	143,514
8.50%, 10/1/18 - 6/1/30			3,181		2,253		5,434	3,417	2,398	5,815
Notes, 5.75%, 1/15/12			2,500,000				2,500,000	2,677,875		2,677,875
Federal National Mortgage Association:
3.83%, 6/1/34			724,050	a			724,050	720,785		720,785
4.00%, 9/1/33					39,687	a	39,687		39,353	39,353
4.00%, 9/1/18 - 10/1/20			1,806,970				1,806,970	1,735,358		1,735,358
4.11%, 9/1/33					99,271	a	99,271		97,424	97,424
4.33%, 1/1/35			917,922	a			917,922	921,406		921,406
4.39%, 6/1/34			244,511	a			244,511	240,651		240,651
4.50%, 4/1/18 - 8/1/35			5,590,987		668,976		6,259,963	5,438,597	642,162	6,080,759
4.57%, 3/1/34			1,088,948	a			1,088,948	1,078,878		1,078,878
4.80%, 10/1/34					49,002	a	49,002		48,979	48,979
4.86%, 8/1/35 - 9/1/35			1,789,434	a	215,294	a	2,004,728	1,786,345	214,830	2,001,175
4.92%, 11/1/32 - 5/1/33					104,450	a	104,450		105,075	105,075
5.00%			2,000,000	d			2,000,000	1,951,560		1,951,560
5.00%, 5/1/10 - 8/1/37			23,549,934		1,411,516		24,961,450	23,154,265	1,382,214	24,536,479
5.07%, 1/1/35					53,831	a	53,831		53,096	53,096
5.10%, 8/1/34					47,654	a	47,654		48,112	48,112
5.11%, 12/1/35					80,695	a	80,695		81,848	81,848
5.19%, 11/1/36			814,999	a			814,999	830,718		830,718
5.23%, 6/1/35					162,700	a	162,700		161,532	161,532
5.27%, 11/1/35					32,491	a	32,491		32,277	32,277
5.50%, 2/1/37			1,481,924	a			1,481,924	1,501,027		1,501,027
5.50%, 2/1/14 - 10/1/37			31,431,757		2,501,502		33,933,259	31,463,015	2,504,727	33,967,742
5.50%, 2/1/37			1,830,142	a			1,830,142	1,856,555		1,856,555
5.70%, 3/1/37					300,432	a	300,432		306,440	306,440
5.85%, 12/1/36					160,746	a	160,746		165,906	165,906
5.90%, 11/1/36					142,289	a	142,289		146,317	146,317
5.93%, 2/1/37					28,730	a	28,730		29,211	29,211
6.00%			1,900,000	d			1,900,000	1,929,374		1,929,374
6.00%, 6/1/11 - 8/1/37			21,549,488		4,005,467		25,554,955	21,919,354	4,074,659	25,994,013
6.50%, 1/1/11 - 8/1/37			7,333,603		1,500,459		8,834,062	7,560,914	1,546,175	9,107,089
7.00%, 8/1/08 - 6/1/37			983,125		458,482		1,441,607	1,030,848	478,200	1,509,048
7.50%, 8/1/15 - 3/1/32			302,579		6,909		309,488	323,402	7,391	330,793
8.00%, 2/1/13 - 10/1/30			41,469		73,116		114,585	44,365	77,440	121,805
8.50%, 9/1/15 - 7/1/30			4,222		36,317		40,539	4,546	40,153	44,699
9.00%, 4/1/16 - 10/1/30			4,098		17,933		22,031	4,476	18,505	22,981
Government National Mortgage Association I:
3.50%, 5/20/34					59,583		59,583		52,704	52,704
5.05%			1,300,000				1,300,000	1,309,547		1,309,547
4.50%, 1/15/19 - 8/15/33	878,035		154,253		1,032,288	854,760	151,846	1,006,606
5.00%, 1/15/17 - 5/15/37	4,228,824		1,045,275		5,274,099	4,172,127	1,040,969	5,213,096
5.50%, 9/15/20 - 3/15/37	5,570,442		900,127		6,470,569	5,613,574	909,767	6,523,341
6.00%, 10/15/13 - 12/15/37	4,835,660		1,142,646		5,978,306	4,954,580	1,170,294	6,124,874
6.50%, 2/20/08 - 10/15/36	1,839,411		55,027		1,894,438	1,902,955	57,051	1,960,006
7.00%, 10/15/11 - 8/15/32	301,994		5,672		307,666	320,249	6,020	326,269
7.50%, 9/15/11 - 10/1/32	142,939		92,559		235,498	152,652	96,986	249,638
8.00%, 2/15/17 - 3/15/32	55,638		13,515		69,153	60,226	14,515	74,741
8.25%, 10/15/26 - 6/15/27			11,720		11,720		12,652	12,652
8.50%, 7/20/25 - 10/15/26	19,516		2,033		21,549	21,254	2,212	23,466
9.00%, 2/15/22 - 2/15/23	14,524				14,524	15,773		15,773
						204,945,878	37,562,459	242,508,337
U.S. Government Securities--22.9%
U.S. Treasury Bonds
4.50%, 2/15/36	1,955,000	b	425,000	b	2,380,000	1,965,539	427,158	2,392,697
4.75%, 2/15/37	680,000	b			680,000	711,876		711,876
5.38%, 2/15/31	2,310,000	b	875,000	b	3,185,000	2,603,264	985,811	3,589,075
5.50%, 8/15/28	2,000,000	b			2,000,000	2,265,314		2,265,314
6.13%, 8/15/29	1,400,000	b			1,400,000	1,713,138		1,713,138
6.25%, 8/15/23	2,450,000	b			2,450,000	2,934,069		2,934,069
6.50%, 11/15/26	770,000	b			770,000	963,764		963,764
7.13%, 2/15/23	1,575,000	b			1,575,000	2,032,982		2,032,982
7.25%, 5/15/16	2,300,000	b			2,300,000	2,829,002		2,829,002
7.25%, 8/15/22	870,000	b			870,000	1,129,913		1,129,913
7.63%, 2/15/25			660,000	b	660,000		904,922	904,922
7.88%, 2/15/21	3,130,000	b	275,000	b	3,405,000	4,210,830	369,875	4,580,705
8.00%, 11/15/21	790,000	b			790,000	1,081,437		1,081,437
8.13%, 8/15/19	1,850,000	b			1,850,000	2,494,322		2,494,322
8.75%, 5/15/17	775,000	b			775,000	1,054,606		1,054,606
8.75%, 5/15/20	775,000	b			775,000	1,100,137		1,100,137
8.88%, 8/15/17	2,725,000	b			2,725,000	3,750,281		3,750,281
9.00%, 11/15/18	1,450,000	b			1,450,000	2,050,618		2,050,618
11.25%, 2/15/15	3,525,000	b			3,525,000	5,151,460		5,151,460
12.00%, 8/15/13	1,445,000	b			1,445,000	1,520,637		1,520,637
12.50%, 8/15/14	40,000				40,000	45,869		45,869
U.S. Treasury Notes
3.13%, 9/15/08	500,000	b			500,000	499,336		499,336
3.63%, 5/15/13			300,000	b	300,000		302,063	302,063
4.00%, 2/15/14	5,000,000	b			5,000,000	5,109,770		5,109,770
4.00%, 2/15/15			300,000	b	300,000		304,242	304,242
4.13%, 8/31/12	5,500,000	b			5,500,000	5,664,571		5,664,571
4.25%, 8/15/13	6,000,000	b	1,200,000		7,200,000	6,220,782	1,243,781	7,464,563
4.25%, 11/15/13			640,000	b	640,000		663,550	663,550
4.25%, 8/15/15			1,425,000	b	1,425,000		1,462,629	1,462,629
4.38%, 8/15/12	5,425,000	b			5,425,000	5,663,195		5,663,195
4.50%, 2/28/11	3,500,000	b			3,500,000	3,646,839		3,646,839
4.50%, 3/31/12	2,950,000	b			2,950,000	3,084,134		3,084,134
4.50%, 2/15/16			425,000	b	425,000		442,365	442,365
4.63%, 2/15/17	1,300,000	b	1,975,000	b	3,275,000	1,359,517	2,064,801	3,424,318
4.75%, 11/15/08	12,100,000	b	3,325,000	b	15,425,000	12,239,912	3,362,406	15,602,318
4.75%, 3/31/11	1,800,000	b			1,800,000	1,888,877		1,888,877
4.75%, 8/15/17			600,000	b	600,000		633,703	633,703
4.88%, 7/31/11	4,500,000	b			4,500,000	4,750,317		4,750,317
4.88%, 2/15/12	2,400,000	b			2,400,000	2,546,626		2,546,626
5.00%, 2/15/11	3,400,000	b			3,400,000	3,591,519		3,591,519
5.00%, 8/15/11	3,250,000	b	1,875,000	b	5,125,000	3,443,986	1,986,328	5,430,314
5.13%, 5/15/16	700,000	b	650,000	b	1,350,000	757,860	703,524	1,461,384
5.75%, 8/15/10	3,800,000	b	5,325,000	b	9,125,000	4,055,907	5,681,940	9,737,847
6.00%, 8/15/09	14,275,000	b	375,000	b	14,650,000	14,931,878	392,139	15,324,017
6.50%, 2/15/10	5,100,000	b			5,100,000	5,455,011		5,455,011
						126,519,095	21,931,237	148,450,332
Total Bonds and Notes
(cost $530,762,602 and $95,096,713 respectively)						536,664,511	96,306,132	632,970,643

Other Investment--2.3%	Shares					Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund	9,952,000	e			9,952,000	9,952,000		9,952,000
BNY Hamilton Money Fund, 4.95%
(Institutional Shares)			5,153,534		5,153,534		5,153,534	5,153,534
(cost $9,952,000 and $5,153,534 respectively)
						9,952,000	5,153,534	15,105,534
Investment of Cash Collateral for
Securities Loaned--20.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund	105,509,622	e				105,509,622		105,509,622
BNY Institutional Cash Reserve Fund, 5.02%			25,089,663	h			25,089,663	25,089,663
(cost $105,509,622 and $25,089,663 respectively)						105,509,622	25,089,663	130,599,285

Total Investments (cost $646,224,224 for Dreyfus
and $125,339,910 for BNY Hamilton) i--%
Liabilities, Less Cash and Receivables -- (20.3%)					120.3%	652,126,133	126,549,329	778,675,462
Net Assets					(20.3)	(106,399,604)	(24,840,009)	(131,239,613)
					100.0%	545,726,529	101,709,320	647,435,849

a	Variable rate security--interest rate subject to periodic change.
b

All or a portion of these securities are on loan. At December 31, 2007, the total market value of the fund’s securities on loan is $157,096,081 and the total market value of the collateral held by the fund is $159,647,456, consisting of cash collateral of $130,599,285, U.S. Government and Agency securities valued at $17,383,677, and Letters of Credit valued at $11,664,494.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, this security amounted to $406,774 or .1% of net assets.

d	Purchased on a forward commitment basis.
e	Investment in affiliated money market mutual fund.
f

The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody’s or Standard & Poor’s, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/A-.

g

The coupon on this security along with its rating. If its rating falls below single A by either Moody’s Standard & Poor’s, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A.

h	BNY Hamilton - Represents annualized 7 day yield at December 31, 2007.
i	BNY Hamilton - Interest rate shown reflects the yield as of December 31, 2007.

Pro Forma Statement of Assets and Liabilities
December 31, 2007 (Unaudited)
		Dreyfus Bond Market Index Fund	BNY Hamilton U.S. Bond Market Index Fund	Adjustments		Pro Forma Combined (Note 1)

ASSETS:	Investments in securities, at value - See Statement of Investments
	(including securities on loan, valued at $130,599,285)
	Unaffiliated issuers	$536,664,511	$96,306,132			$632,970,643
	Affiliated issuers	115,461,622	30,243,197			145,704,819
	Cash	2,207,722				2,207,722
	Receivable for investment securities sold	121,173	876,126			997,299
	Interest on securities lending		19,280			19,280
	Dividends and interest receivable	6,168,742	1,014,104			7,182,846
	Receivable for shares of Capital Stock subscribed	803,218	250,711			1,053,929
	Other Assets		10,176			10,176

	Total Assets	661,426,988	128,719,726			790,146,714

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	128,823		12,963		141,786
	Collateral for securities on loan	105,509,622	25,089,663			130,599,285
	Payable for investment securities purchased	7,709,518	1,739,261			9,448,779
	Payable for shares of Capital Stock redeemed	2,352,380				2,352,380
	Interest payable-Note 3(a)	116				116
	Services provided by The Bank of New York		12,963	(12,963)		-
	Accrued expenses and other liabilities		168,519			168,519

	Total Liabilities	115,700,459	27,010,406			142,710,865

NET ASSETS		$545,726,529	$101,709,320			$647,435,849

REPRESENTED BY:	Paid-in capital	$543,346,984	$103,466,760			$646,813,744
	Capital stock @ par		9,776			9,776
	Accumulated undistributed investment income-net	18,146	(487,615)			(469,469)
	Accumulated net realized gain (loss) on investments	(3,540,466)	(2,489,020)			(6,029,486)
	Accumulated net unrealized appreciation depreciation)					-
	on investments	5,901,865	1,209,419			7,111,284

NET ASSETS		$545,726,529	$101,709,320			$647,435,849

	Class Investor Shares (100 million, $.001 par value Common Stock authorized)
	Net Assets	$306,243,039	$122,525			$306,365,564
	Shares outstanding	$30,131,170	11,782	278	(b)	30,143,230
	Net asset value, offering price and redemption
	price per share	$10.16	$10.40			$10.16

	Maximum offering price per share (net asset value
	plus maximum sales charge)	$10.78	$-			$10.78

	Class Basic Shares (100 million, $.001 par value shares authorized) (a)
	Net Assets	$239,483,490	$101,586,795			$341,070,285
	Shares outstanding	23,550,599	9,764,557	220,831	(b)	33,535,987
	Net asset value, offering price and redemption
	price per share	$10.17	$10.40			$10.17

	* Investments in securities, at cost
	Unaffliliated issuers	$530,762,602	$95,096,713			$625,859,315
	Affiliated issuers	$115,461,622	30,243,197			145,704,819

(a) Reflects redesignation of BNY Hamilton U.S. Bond Market Index Fund Institutional shares as Basic shares as a result of the Exchange.

	(b) Reflects adjustment of shares as a result of the Exchange.

See notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2007 (Unaudited)

		Dreyfus Bond Market Index Fund	BNY Hamilton U.S. Bond Market Index Fund	Adjustments		Pro Forma Combined (Note 1)
INVESTMENT INCOME:

INCOME:	Interest Income	$24,376,583	$4,690,999			$29,067,582
	Dividends	555,741	116,246			671,987
	Securities lending income	210,789	117,115			327,904
	Total Income	25,143,113	4,924,360	-		30,067,473

EXPENSES:	Management fee	$725,620	$187,232	$(46,808)	(a)	$866,044
	Administration fees		93,616	(93,616)	(a)	-
	Pricing		35,653	(35,653)	(a)	-
	Transfer agent		34,883	(34,883)	(a)	-
	Securities lending		21,610	(21,610)	(a)	-
	Auditing and legal fees		21,057	(21,057)	(a)	-
	Prospectus and shareholders’ reports		8,968	(8,968)	(a)	-
	Custodian fees		24,929	(24,929)	(a)	-
	Directors’ fees and expenses		22,877	(22,877)	(a)	-
	Registration fees		23,916	(23,916)	(a)	-
	Interest Expense	116				116
	Insurance		2,126	(2,126)	(a)	-
	Distribution and service fees	632,245	655			632,900
	Loan commitment fees	3,450				3,450
	Cash management		737	(737)	(a)	-
	Miscellaneous		10,972	(10,972)	(a)	-
	Total Expenses	1,361,431	489,231	(348,152)		1,502,510

	Less- reduction in management fee due to
	undertaking	-	(161,720)	161,720	(b)	-

	Net Expenses	1,361,431	327,511	(186,432)		1,502,510
				-
INVESTMENT INCOME - NET		23,781,682	4,596,849	186,432		28,564,963

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	$(6,188)	$39,922			$33,734
						-
	Net Realized Gain (Loss)	(6,188)	39,922	-		33,734
						-
	Net unrealized appreciation (depreciation) on investments	8,716,156	1,748,380			10,464,536
						-
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		8,709,968	1,788,302	-		10,498,270

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$32,491,650	$6,385,151	$186,432		$39,063,233

(a) Reflects the anticipated savings as a result of the Merger.
(b) Reflects elimination of expense undertaking.

 See notes to proforma financial statements.

Dreyfus Bond Market Index Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on _______, 2008, the Board of Directors of The Dreyfus/Laurel Funds, Inc., on behalf of Dreyfus Bond Market Index Fund (the “Acquiring Fund”), and at a meeting held on ______, 2008, the Board of Directors of BNY Hamilton Funds, Inc., on behalf of BNY Hamilton U.S. Bond Market Index Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Holders of Institutional and Investor shares of the Fund will receive BASIC and Investor shares, respectively, of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2007. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is October 31 for the Acquiring Fund and December 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation (“Dreyfus”), The Bank of New York (“BNY”) or their affiliates.

NOTE 2--Portfolio Valuation:

Investments in securities (excluding short-term investments other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service (“Service”) approved by the respective fund’s Board members. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s Institutional and Investor shares on December 31, 2007 by the net asset value per share of BASIC and Investor shares, respectively, of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2007. Dreyfus, BNY or their affiliates will bear the expense of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

THE DREYFUS/LAUREL FUNDS, INC.

PART C

OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 108 of the Registrant's Registration Statement on Form N-1A (File No. 33-16338) (the "Registration Statement"), filed February 27, 2008.

Item 16	Exhibits.

(1)(a)	Registrant's Articles of Incorporation dated July 31, 1987 is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 41 to the Registration Statement, filed December 29, 1995.

(1)(b)	Articles Supplementary dated October 15, 1993 is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 39 to the Registration Statement, filed September 22, 1995.

(1)(c)	Articles of Amendment dated March 31, 1994 is incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 41 to the Registration Statement, filed December 29, 1995.

(1)(d)	Articles Supplementary dated March 31, 1994 is incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 41 to the Registration Statement, filed December 29, 1995.

(1)(e)	Articles Supplementary dated May 24, 1994 is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 39 to the Registration Statement, filed September 22, 1995.

(1)(f)	Articles of Amendment dated October 17, 1994 is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.

(1)(g)	Articles Supplementary dated December 19, 1994 is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.

(1)(h)	Articles of Amendment dated June 9, 1995 is incorporated by reference to Exhibit (1)(h) of Post-Effective Amendment No. 39 to the Registration Statement, filed September 22, 1995.

(1)(i)	Articles of Amendment dated August 30, 1995 is incorporated by reference to Exhibit (1)(i) of Post-Effective Amendment No. 39 to the Registration Statement, filed September 22, 1995.

(1)(j)	Articles Supplementary dated August 31, 1995 is incorporated by reference to Exhibit (1)(j) of Post-Effective Amendment No. 39 to the Registration Statement, filed September 22, 1995.

(1)(k)	Articles of Amendment dated October 31, 1995 is incorporated by reference to Exhibit (1)(k) of Post-Effective Amendment No. 41 to the Registration Statement, filed December 29, 1995.

(1)(l)	Articles of Amendment dated November 22, 1995 is incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 41 to the Registration Statement, filed December 29, 1995

(1)(m)	Articles of Amendment dated July 15, 1996 is incorporated by reference to Exhibit (1)(m) of Post-Effective Amendment No. 53 to the Registration Statement, filed August 20, 1997.

(1)(n)	Articles of Amendment dated February 27, 1997 is incorporated by reference to Exhibit (1)(n) of Post-Effective Amendment No. 53 to the Registration Statement, filed August 20, 1997.

(1)(o)	Articles of Amendment dated August 13, 1997 is incorporated by reference to Exhibit (1)(o) of Post-Effective Amendment No. 53 to the Registration Statement, filed August 20, 1997.

(1)(p)	Articles of Amendment dated October 30, 1997 is incorporated by reference to Exhibit (1)(p) of Post-Effective Amendment No. 56 to the Registration Statement, filed November 4, 1997.

(1)(q)	Articles of Amendment dated March 25, 1998 is incorporated by reference to Exhibit (1)(m) of Post-Effective Amendment No. 62 to the Registration Statement, filed March 31, 1998.

(1)(r)	Articles of Amendment dated July 30, 1998 is incorporated by reference to Exhibit (a)(18) of Post-Effective Amendment No. 67 to the Registration Statement, filed September 30, 1998.

(1)(s)	Articles Supplementary dated August 9, 1999 is incorporated by reference to Exhibit (a)(19) of Post-Effective Amendment No. 76 to the Registration Statement, filed February 24, 2000.

(1)(t)	Articles Supplementary dated March 15, 1999 is incorporated by reference to Exhibit (a)(20) of Post-Effective Amendment No. 76 to the Registration Statement, filed February 24, 2000.

(1)(u)	Articles of Amendment dated March 15, 1999 is incorporated by reference to Exhibit (a)(21) of Post-Effective Amendment No. 76 to the Registration Statement, filed February 24, 2000.

(1)(v)	Articles of Amendment dated January 31, 2002 is incorporated by reference to Exhibit (a)(22) of Post-Effective Amendment No. 83 to the Registration Statement, filed April 15, 2002.

(1)(w)	Articles Supplementary dated January 31, 2002 is incorporated by reference to Exhibit (a)(23) of Post-Effective Amendment No. 83 to the Registration Statement, filed April 15, 2002.

(1)(x)	Articles Supplementary dated May 12, 2004 is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 89 to the Registration Statement, filed May 13, 2004.

(1)(y)	Articles Supplementary dated May 17, 2006 is incorporated by reference to Exhibit (a)(25) of Post-Effective Amendment No. 99 to the Registration Statement, filed June 29, 2006.

(2)	Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 96 to the Registration Statement, filed February 27, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement, filed December 29, 1995.

(6)(b)	Assignment and Assumption Agreement is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.

(6)(c)	Amended Exhibit A to Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement, filed September 30, 1998.

(7)(a)	Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 87 to the Registration Statement, filed February 27, 2004.

(7)(b)	Forms of Service Agreement are incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 103 to the Registration Statement, filed February 28, 2007.

(7)(c)	Forms of Supplemental to Service Agreement are incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 103 to the Registration Statement, filed February 28, 2007.

(8)	Not Applicable.

(9)	Form of Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 79 to the Registration Statement, filed December 12, 2001.

(10)(a)

Amended and Restated Distribution Plan effective as of March 22, 2000, (relating to Investor Class Shares and Class A Shares) for Dreyfus Bond Market Index Fund, is incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement, filed February 27, 2004.

(10)(b)

Amended Rule 18f-3 Plan for Dreyfus Bond Market Index Fund, dated December 31, 1999, is incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 76 to the Registration Statement, filed February 24, 2000.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registration Statement, filed February 27, 2008 (File No. 33-16338).

________________________

*	Filed herein or herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 26th day of March, 2008.

THE DREYFUS/LAUREL FUNDS, INC. By: /s/ J. David Officer J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	March 26, 2008

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	March 26, 2008

/s/ Joseph DiMartino Joseph DiMartino	Trustee, Chairman of the Board	March 26, 2008

/s/ James M. Fitzgibbons James M. Fitzgibbons	Trustee	March 26, 2008

/s/ Kenneth A. Himmel Kenneth A. Himmel	Trustee	March 26, 2008

/s/ Stephen J. Lockwood Stephen J. Lockwood	Trustee	March 26, 2008

/s/ Roslyn M. Watson Roslyn M. Watson	Trustee	March 26, 2008

/s/ J. Tomlinson Fort J. Tomlinson Fort	Trustee	March 26, 2008

/s/ Benaree Pratt Wiley Benaree Pratt Wiley	Trustee	March 26, 2008

Exhibit Index
(11) Opinion and Consent of Registrant's counsel (14) Consent of Independent Registered Public Accounting Firm